EXHIBIT 99.1
                                 ------------

                      The Pooling and Servicing Agreement

                                                                EXECUTION COPY

                            ======================


                                 CWALT, INC.,
                                   Depositor
                         COUNTRYWIDE HOME LOANS, INC.,
                                    Seller
                               PARK GRANADA LLC,
                                    Seller
                               PARK MONACO INC.,
                                    Seller
                               PARK SIENNA LLC,
                                    Seller
                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                Master Servicer
                                      and
                             THE BANK OF NEW YORK,
                                    Trustee

                      -----------------------------------

                        POOLING AND SERVICING AGREEMENT
                         Dated as of September 1, 2006

                      -----------------------------------


                        ALTERNATIVE LOAN TRUST 2006-OC8


              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OC8



                            ======================

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
                                           ARTICLE I DEFINITIONS

SECTION 1.01.         Defined Terms.....................................................................12
SECTION 1.02.         Certain Interpretive Provisions...................................................49

                  ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01.         Conveyance of Mortgage Loans......................................................51
SECTION 2.02.         Acceptance by Trustee of the Mortgage Loans.......................................55
SECTION 2.03.         Representations, Warranties and Covenants of the Sellers and Master Servicer......57
SECTION 2.04.         Representations and Warranties of the Depositor as to the Mortgage Loans..........60
SECTION 2.05.         Delivery of Opinion of Counsel in Connection with Substitutions...................60
SECTION 2.06.         Execution and Delivery of Certificates............................................61
SECTION 2.07.         REMIC Matters.....................................................................61
SECTION 2.08.         Covenants of the Master Servicer..................................................61

                         ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.         Master Servicer to Service Mortgage Loans.........................................62
SECTION 3.02.         Subservicing; Enforcement of the Obligations of Subservicers......................63
SECTION 3.03.         Rights of the Depositor, the NIM Insurer and the Trustee in Respect of the Master
                      Servicer..........................................................................63
SECTION 3.04.         Trustee to Act as Master Servicer.................................................64
SECTION 3.05.         Collection of Mortgage Loan Payments; Certificate Account; Distribution Account;
                      Carryover Reserve Fund; Principal Reserve Fund....................................64
SECTION 3.06.         Collection of Taxes, Assessments and Similar Items; Escrow Accounts...............68
SECTION 3.07.         Access to Certain Documentation and Information Regarding the Mortgage Loans......68
SECTION 3.08.         Permitted Withdrawals from the Certificate Account, the Distribution Account, the
                      Carryover Reserve Fund and the Principal Reserve Fund.............................69
SECTION 3.09.         Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies........71
SECTION 3.10.         Enforcement of Due-on-Sale Clauses; Assumption Agreements.........................72
SECTION 3.11.         Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans...73
SECTION 3.12.         Trustee to Cooperate; Release of Mortgage Files...................................77
SECTION 3.13.         Documents, Records and Funds in Possession of Master Servicer to be Held for the
                      Trustee...........................................................................78

                                                     i

SECTION 3.14.         Servicing Compensation............................................................78
SECTION 3.15.         Access to Certain Documentation...................................................79
SECTION 3.16.         Annual Statement as to Compliance.................................................79
SECTION 3.17.         Errors and Omissions Insurance; Fidelity Bonds....................................79
SECTION 3.18.         Notification of Adjustments.......................................................80
SECTION 3.19.         The Swap Contracts................................................................80
SECTION 3.20.         Prepayment Charges................................................................82

                        ARTICLE IV DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

SECTION 4.01.         Advances..........................................................................84
SECTION 4.02.         Priorities of Distribution........................................................85
SECTION 4.03.         [Reserved]........................................................................93
SECTION 4.04.         [Reserved]........................................................................93
SECTION 4.05.         [Reserved]........................................................................93
SECTION 4.06.         Monthly Statements to Certificateholders..........................................94
SECTION 4.07.         Determination of Pass-Through Rates for COFI Certificates.........................94
SECTION 4.08.         Determination of Pass-Through Rates for LIBOR Certificates........................95
SECTION 4.09.         Swap Trust and Swap Accounts......................................................97

                                         ARTICLE V THE CERTIFICATES

SECTION 5.01.         The Certificates..................................................................98
SECTION 5.02.         Certificate Register; Registration of Transfer and Exchange of Certificates.......99
SECTION 5.03.         Mutilated, Destroyed, Lost or Stolen Certificates................................104
SECTION 5.04.         Persons Deemed Owners............................................................104
SECTION 5.05.         Access to List of Certificateholders' Names and Addresses........................104
SECTION 5.06.         Maintenance of Office or Agency..................................................105

                              ARTICLE VI THE DEPOSITOR AND THE MASTER SERVICER

SECTION 6.01.         Respective Liabilities of the Depositor and the Master Servicer..................106
SECTION 6.02.         Merger or Consolidation of the Depositor or the Master Servicer..................106
SECTION 6.03.         Limitation on Liability of the Depositor, the Sellers, the Master Servicer, the
                      NIM Insurer and Others...........................................................106
SECTION 6.04.         Limitation on Resignation of Master Servicer.....................................107

                                            ARTICLE VII DEFAULT

SECTION 7.01.         Events of Default................................................................108
SECTION 7.02.         Trustee to Act; Appointment of Successor.........................................110
SECTION 7.03.         Notification to Certificateholders...............................................111

                                    ARTICLE VIII CONCERNING THE TRUSTEE

SECTION 8.01.         Duties of Trustee................................................................112
SECTION 8.02.         Certain Matters Affecting the Trustee............................................113

                                                    ii

SECTION 8.03.         Trustee Not Liable for Certificates or Mortgage Loans............................114
SECTION 8.04.         Trustee May Own Certificates.....................................................114
SECTION 8.05.         Trustee's Fees and Expenses......................................................114
SECTION 8.06.         Eligibility Requirements for Trustee.............................................115
SECTION 8.07.         Resignation and Removal of Trustee...............................................115
SECTION 8.08.         Successor Trustee................................................................116
SECTION 8.09.         Merger or Consolidation of Trustee...............................................117
SECTION 8.10.         Appointment of Co-Trustee or Separate Trustee....................................117
SECTION 8.11.         Tax Matters......................................................................119
SECTION 8.12.         Monitoring of Significance Percentage............................................121

                                           ARTICLE IX TERMINATION

SECTION 9.01.         Termination upon Liquidation or Purchase of all Mortgage Loans...................123
SECTION 9.02.         Final Distribution on the Certificates...........................................123
SECTION 9.03.         Additional Termination Requirements..............................................125
SECTION 9.04.         Auction of the Mortgage Loans and REO Properties.................................126

                                     ARTICLE X MISCELLANEOUS PROVISIONS

SECTION 10.01.        Amendment........................................................................130
SECTION 10.02.        Recordation of Agreement; Counterparts...........................................131
SECTION 10.03.        Governing Law....................................................................132
SECTION 10.04.        Intention of Parties.............................................................132
SECTION 10.05.        Notices..........................................................................133
SECTION 10.06.        Severability of Provisions.......................................................135
SECTION 10.07.        Assignment.......................................................................135
SECTION 10.08.        Limitation on Rights of Certificateholders.......................................135
SECTION 10.09.        Inspection and Audit Rights......................................................136
SECTION 10.10.        Certificates Nonassessable and Fully Paid........................................136
SECTION 10.11.        [Reserved].......................................................................136
SECTION 10.12.        Protection of Assets.............................................................136
SECTION 10.13.        Rights of NIM Insurer............................................................137

                                     ARTICLE XI EXCHANGE ACT REPORTING

SECTION 11.01.        Filing Obligations...............................................................138
SECTION 11.02.        Form 10-D Filings................................................................138
SECTION 11.03.        Form 8-K Filings.................................................................139
SECTION 11.04.        Form 10-K Filings................................................................139
SECTION 11.05.        Sarbanes-Oxley Certification.....................................................140
SECTION 11.06.        Form 15 Filing...................................................................140
SECTION 11.07.        Report on Assessment of Compliance and Attestation...............................140
SECTION 11.08.        Use of Subservicers and Subcontractors...........................................142
SECTION 11.09.        Amendments.......................................................................143
SECTION 11.10.        Reconciliation of Accounts.......................................................143

                                                    iii


                                                 SCHEDULES

Schedule I:                Mortgage Loan Schedule.............................................................S-I-1
Schedule II-A:             Representations and Warranties of Countrywide...................................S-II-A-1
Schedule II-B:             Representations and Warranties of Park Granada..................................S-II-B-1
Schedule II-C:             Representations and Warranties of Park Monaco...................................S-II-C-1
Schedule III-A:            Representations and Warranties of Countrywide as to all of the
                           Mortgage Loans.................................................................S-III-A-1
Schedule III-B:            Representations and Warranties of Countrywide as to the Countrywide
                           Mortgage Loans.................................................................S-III-B-1
Schedule III-C:            Representations and Warranties of Park Granada as to the Park Granada
                           Mortgage Loans.................................................................S-III-C-1
Schedule III-D:            Representations and Warranties of Park Monaco as to the Park Monaco
                           Mortgage Loans.................................................................S-III-D-1
Schedule III-E:            Representations and Warranties of Park Sienna as to the Park Sienna
                           Mortgage Loans.................................................................S-III-E-1
Schedule IV:               Representations and Warranties of the Master Servicer.............................S-IV-1
Schedule V:                Principal Balance Schedules [if applicable]........................................S-V-1
Schedule VI:               Form of Monthly Master Servicer Report............................................S-VI-1
Schedule VII:              Prepayment Charge Schedule.......................................................S-VII-1

                                                  EXHIBITS

Exhibit A:              Form of Senior Certificate (excluding Notional Amount Certificates).....................A-1
Exhibit B:              Form of Subordinated Certificate........................................................B-1
Exhibit C-1:            Form of Class A-R Certificate.........................................................C-1-1
Exhibit C-2:            Form of Class P Certificate...........................................................C-2-1
Exhibit C-3             Form of Class C Certificate...........................................................C-3-1
Exhibit D:              Form of Notional Amount Certificate.....................................................D-1
Exhibit E:              Form of Reverse of Certificates.........................................................E-1
Exhibit F-1:            Form of Initial Certification of Trustee..............................................F-1-1
Exhibit F-2:            [Reserved]............................................................................F-2-1
Exhibit G-1:            Form of Delay Delivery Certification of Trustee.......................................G-1-1
Exhibit G-2:            [Reserved]............................................................................G-2-1
Exhibit H-1:            Form of Final Certification of Trustee................................................H-1-1
Exhibit H-2:            [Reserved]............................................................................H-2-1
Exhibit I:              Form of Transfer Affidavit..............................................................I-1
Exhibit J-1:            Form of Transferor Certificate (Residual).............................................J-1-1
Exhibit J-2:            Form of Transferor Certificate (Private)..............................................J-2-1
Exhibit K:              Form of Investment Letter [Non-Rule 144A]...............................................K-1
Exhibit L-1:            Form of Rule 144A Letter..............................................................L-1-1
Exhibit L-2:            Form ERISA Letter (Covered Certificates)..............................................L-2-1
Exhibit M:              Form of Request for Release (for Trustee)...............................................M-1
Exhibit N:              Form of Request for Release of Documents (Mortgage Loan - Paid
                        in Full, Repurchased and Replaced)......................................................N-1
Exhibit O:              [Reserved]..............................................................................O-1

                                                    iv

Exhibit P:              [Reserved]..............................................................................P-1
Exhibit Q:              Standard & Poor's LEVELS(R) Version 5.7 Glossary Revised,
                        Appendix E..............................................................................Q-1
Exhibit R-1:            Form of Class 2-A-2A Swap Contract....................................................R-1-1
Exhibit R-2:            Form of Certificate Swap Contract.....................................................R-2-1
Exhibit S-1:            Form of Class 2-A-2A Swap Contract Assignment Agreement...............................S-1-1
Exhibit S-2:            Form of Certificate Swap Contract Assignment Agreement................................S-2-1
Exhibit S-3:            Form of Swap Contract Administration Agreement........................................S-3-1
Exhibit T:              Form of Officer's Certificate with respect to Prepayments...............................T-1
Exhibit U:              Monthly Statement.......................................................................U-1
Exhibit V-1:            Form of Performance Certification (Subservicer).......................................V-1-1
Exhibit V-2:            Form of Performance Certification (Trustee)...........................................V-2-1
Exhibit W:              Form of Servicing Criteria to be Addressed in Assessment of Compliance
                        Statement...............................................................................W-1
Exhibit X:              List of Item 1119 Parties...............................................................X-1
Exhibit Y:              Form of Sarbanes-Oxley Certification (Replacement Master Servicer)......................Y-1

                                                     v

         THIS POOLING AND SERVICING AGREEMENT, dated as of September 1, 2006, among CWALT, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("Countrywide"), a New York corporation, as a seller (a "Seller"), PARK GRANADA LLC ("Park Granada"), a Delaware limited liability company, as a seller (a "Seller"), PARK MONACO INC. ("Park Monaco"), a Delaware corporation, as a seller (a "Seller"), PARK SIENNA LLC ("Park Sienna"), a Delaware limited liability company, as a seller (a "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                WITNESSETH THAT

         In consideration of the mutual agreements contained in this Agreement, the parties to this Agreement agree as follows:

                             PRELIMINARY STATEMENT

         The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (excluding the Carryover Reserve Fund) for federal income tax purposes will consist of three REMICs (the "Swap-IO REMIC," the " Strip REMIC" and the "Master REMIC"). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class A-R Certificate represents ownership of the sole class of residual interest in the Swap-IO REMIC, Strip REMIC and the Master REMIC. The Master REMIC will hold as assets the several classes of uncertificated Strip REMIC Interests (other than the STR-A-R Interest). Each Strip REMIC Interest (other than the STR-A-R Interest) is hereby designated as a regular interest in the Strip REMIC. The Strip REMIC will hold as assets the several classes of uncertificated Swap-IO REMIC Interests (other than the SWR-A-R Interest). Each Swap-IO REMIC Interest (other than the SWR-A-R Interest) is hereby designated as a regular interest in the Swap-IO REMIC. The Swap-IO REMIC will hold as assets all property of the Trust Fund (excluding the Carryover Reserve Fund). The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

         The Swap Trust, Class 2-A-2A Swap Contract, Certificate Swap Contract, Class 2-A-2A Swap Account and Certificate Swap Account will not constitute any part of any REMIC.

SWAP-IO REMIC:

                  The Swap-IO REMIC Interests will have the principal balances and pass-through rates as set forth below:

SWAP-IO REMIC Interests   Initial Principal Balance(1)     Pass-Through Rate
-----------------------   -------------------------        -----------------
SWR-1A                            $4,612,029.77                  (2)
SWR-1B                            $4,612,029.77                  (3)
SWR-2A                            $5,494,228.12                  (2)
SWR-2B                            $5,494,228.12                  (3)
SWR-3A                            $6,746,642.12                  (2)
SWR-3B                            $6,746,642.12                  (3)
SWR-4A                            $7,588,756.57                  (2)
SWR-4B                            $7,588,756.57                  (3)
SWR-5A                            $8,407,103.28                  (2)
SWR-5B                            $8,407,103.28                  (3)
SWR-6A                            $9,202,401.51                  (2)
SWR-6B                            $9,202,401.51                  (3)
SWR-7A                            $9,825,226.82                  (2)
SWR-7B                            $9,825,226.82                  (3)
SWR-8A                           $10,558,738.59                  (2)
SWR-8B                           $10,558,738.59                  (3)
SWR-9A                           $11,255,572.04                  (2)
SWR-9B                           $11,255,572.04                  (3)
SWR-10A                          $11,856,456.29                  (2)
SWR-10B                          $11,856,456.29                  (3)
SWR-11A                          $12,453,757.79                  (2)
SWR-11B                          $12,453,757.79                  (3)
SWR-12A                          $13,024,067.90                  (2)
SWR-12B                          $13,024,067.90                  (3)
SWR-13A                          $13,165,618.05                  (2)
SWR-13B                          $13,165,618.05                  (3)
SWR-14A                          $13,605,948.94                  (2)
SWR-14B                          $13,605,948.94                  (3)
SWR-15A                          $13,246,715.77                  (2)
SWR-15B                          $13,246,715.77                  (3)
SWR-16A                          $12,896,354.40                  (2)
SWR-16B                          $12,896,354.40                  (3)
SWR-17A                          $12,800,464.97                  (2)
SWR-17B                          $12,800,464.97                  (3)
SWR-18A                          $12,668,633.90                  (2)
SWR-18B                          $12,668,633.90                  (3)
SWR-19A                          $12,349,716.43                  (2)
SWR-19B                          $12,349,716.43                  (3)
SWR-20A                          $12,033,638.05                  (2)
SWR-20B                          $12,033,638.05                  (3)
SWR-21A                          $11,566,403.42                  (2)

SWAP-IO REMIC Interests   Initial Principal Balance(1)     Pass-Through Rate
-----------------------   -------------------------        -----------------
SWR-21B                          $11,566,403.42                  (3)
SWR-22A                          $11,118,699.73                  (2)
SWR-22B                          $11,118,699.73                  (3)
SWR-23A                          $13,686,252.10                  (2)
SWR-23B                          $13,686,252.10                  (3)
SWR-24A                          $12,920,068.60                  (2)
SWR-24B                          $12,920,068.60                  (3)
SWR-25A                          $12,201,865.79                  (2)
SWR-25B                          $12,201,865.79                  (3)
SWR-26A                          $11,528,362.17                  (2)
SWR-26B                          $11,528,362.17                  (3)
SWR-27A                          $10,896,514.04                  (2)
SWR-27B                          $10,896,514.04                  (3)
SWR-28A                          $10,302,578.96                  (2)
SWR-28B                          $10,302,578.96                  (3)
SWR-29A                           $8,271,332.64                  (2)
SWR-29B                           $8,271,332.64                  (3)
SWR-30A                           $7,932,442.55                  (2)
SWR-30B                           $7,932,442.55                  (3)
SWR-31A                           $7,607,482.05                  (2)
SWR-31B                           $7,607,482.05                  (3)
SWR-32A                           $7,295,907.60                  (2)
SWR-32B                           $7,295,907.60                  (3)
SWR-33A                           $6,997,148.65                  (2)
SWR-33B                           $6,997,148.65                  (3)
SWR-34A                           $6,710,595.70                  (2)
SWR-34B                           $6,710,595.70                  (3)
SWR-35A                           $6,977,405.40                  (2)
SWR-35B                           $6,977,405.40                  (3)
SWR-36A                           $6,650,378.95                  (2)
SWR-36B                           $6,650,378.95                  (3)
SWR-37A                           $6,339,979.10                  (2)
SWR-37B                           $6,339,979.10                  (3)
SWR-38A                           $6,045,273.37                  (2)
SWR-38B                           $6,045,273.37                  (3)
SWR-39A                           $5,765,387.02                  (2)
SWR-39B                           $5,765,387.02                  (3)
SWR-40A                           $5,499,478.17                  (2)
SWR-40B                           $5,499,478.17                  (3)
SWR-41A                           $4,978,443.65                  (2)
SWR-41B                           $4,978,443.65                  (3)
SWR-42A                           $4,771,837.47                  (2)
SWR-42B                           $4,771,837.47                  (3)
SWR-43A                           $4,573,845.30                  (2)
SWR-43B                           $4,573,845.30                  (3)

SWAP-IO REMIC Interests   Initial Principal Balance(1)     Pass-Through Rate
-----------------------   -------------------------        -----------------
SWR-44A                           $4,384,110.33                  (2)
SWR-44B                           $4,384,110.33                  (3)
SWR-45A                           $4,200,785.63                  (2)
SWR-45B                           $4,200,785.63                  (3)
SWR-46A                           $4,026,669.85                  (2)
SWR-46B                           $4,026,669.85                  (3)
SWR-47A                           $3,859,706.97                  (2)
SWR-47B                           $3,859,706.97                  (3)
SWR-48A                           $3,699,796.78                  (2)
SWR-48B                           $3,699,796.78                  (3)
SWR-49A                           $3,546,541.90                  (2)
SWR-49B                           $3,546,541.90                  (3)
SWR-50A                           $3,399,663.76                  (2)
SWR-50B                           $3,399,663.76                  (3)
SWR-51A                           $3,258,895.54                  (2)
SWR-51B                           $3,258,895.54                  (3)
SWR-52A                           $3,123,981.61                  (2)
SWR-52B                           $3,123,981.61                  (3)
SWR-53A                           $2,994,677.17                  (2)
SWR-53B                           $2,994,677.17                  (3)
SWR-54A                           $2,870,747.66                  (2)
SWR-54B                           $2,870,747.66                  (3)
SWR-55A                           $2,751,516.23                  (2)
SWR-55B                           $2,751,516.23                  (3)
SWR-56A                           $2,637,711.94                  (2)
SWR-56B                           $2,637,711.94                  (3)
SWR-57A                           $2,528,633.94                  (2)
SWR-57B                           $2,528,633.94                  (3)
SWR-58A                           $2,435,369.72                  (2)
SWR-58B                           $2,435,369.72                  (3)
SWR-59A                           $2,333,829.69                  (2)
SWR-59B                           $2,333,829.69                  (3)
SWR-60A                          $54,005,804.47                  (2)
SWR-60B                          $54,005,804.47                  (3)
SWR-Support                  (4)                                 (5)
SWR-P                                 $  100.00                  (6)
SW-A-R                       (7)                                 (7)

---------------
(1) Scheduled principal, prepayments and Realized Losses will be allocated first, to the SWR-Support Interest and second, to the numbered classes sequentially (from lowest to highest). Amounts so allocated to a numbered class shall be further allocated among the "A" and "B" components of such numbered class pro-rata until the entire class is reduced to zero.

(2) Prior to the 61st Distribution Date, a rate equal to twice the Pool Tax Cap less 10.60% per annum. On and after the 61st Distribution Date a rate equal to the Pool Tax Cap. The "Pool Tax Cap" means the weighted average of the Adjusted Net Mortgage Rates of all the Mortgage Loans.

(3)      Prior to the 61st Distribution Date, a rate equal to the lesser of
         (i) 10.60% per annum and (ii) twice the Pool Tax Cap. On and after the 61st Distribution Date, a rate equal to the Pool Tax Cap.

(4) On the Closing Date and on each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the SWR-Support Interest will equal the excess of the principal balance of the Mortgage Loans (as of the end of the Due Period, reduced by principal prepayments received after the Due Period that are to be distributed on the Distribution Date related to the Due Period) over the principal balance in respect of the remaining Swap-IO REMIC Interests other than the SWR-P and the SWR-A-R Interests.

(5)      A rate equal to the Pool Tax Cap.

(6) On each Distribution Date the Class SWR-P Interest is entitled to all Prepayment Charges collected with respect to the Mortgage Loans. It pays no interest.

(7) The Class SW-A-R Interest is the sole class of residual interest in the Swap-IO REMIC. It has no principal and pays no principal or interest.

         On each Distribution Date, the Available Funds shall be payable with respect to the Swap-IO REMIC Interests in the following manner:

         (1) Interest. Interest is to be distributed with respect to each Swap-IO REMIC Interest at the rate, or according to the formulas, described above.

         (2) Principal. Principal Distribution Amounts shall be allocated among the Swap-IO REMIC Interests as described above.

         (3) Prepayment Penalties. All Prepayment Charges are allocated to the SWR-P Interest.

STRIP REMIC:

         The Strip REMIC Regular Interests will have the principal balances, pass-through rates and Corresponding Classes of Certificates as set forth in the following table:

------------------------------- ---------------------------- ------------------------- -------------------------------
                                                                   Pass-Through            Corresponding Class of
    STRIP REMIC Interests        Initial Principal Balance             Rate                     Certificates
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-1-A-1                                   (1)                        (2)                      Class 1-A-1
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-1-A-2                                   (1)                        (2)                      Class 1-A-2
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-1-A-3                                   (1)                        (2)                      Class 1-A-3
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-1A                                  (1)                        (2)                      Class 2-A-1A
------------------------------- ---------------------------- ------------------------- -------------------------------

                                       5

------------------------------- ---------------------------- ------------------------- -------------------------------
                                                                   Pass-Through            Corresponding Class of
    STRIP REMIC Interests        Initial Principal Balance             Rate                     Certificates
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-1B                                  (1)                        (2)                      Class 2-A-1B
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-1C                                  (1)                        (2)                      Class 2-A-1C
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-1D                                  (1)                        (2)                      Class 2-A-1D
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-1E                                  (1)                        (2)                      Class 2-A-1E
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-2A                                  (1)                        (2)                      Class 2-A-2A
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-2B                                  (1)                        (2)                      Class 2-A-2B
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-2C                                  (1)                        (2)                      Class 2-A-2C
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-2-A-3                                   (1)                        (2)                      Class 2-A-3
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-1                                     (1)                        (2)                       Class M-1
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-2                                     (1)                        (2)                       Class M-2
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-3                                     (1)                        (2)                       Class M-3
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-4                                     (1)                        (2)                       Class M-4
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-5                                     (1)                        (2)                       Class M-5
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-6                                     (1)                        (2)                       Class M-6
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-7                                     (1)                        (2)                       Class M-7
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-8                                     (1)                        (2)                       Class M-8
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-M-9                                     (1)                        (2)                       Class M-9
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-$100                                         $100                  (3)                          A-R
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-C-OC                                    (4)                        (2)                          N/A
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-C-Swap-IO                               (5)                        (5)                          N/A
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-P                                            $100                  (6)                           P
------------------------------- ---------------------------- ------------------------- -------------------------------
STR-A-R                                     (7)                        (7)                          N/A
------------------------------- ---------------------------- ------------------------- -------------------------------

(1) This Strip REMIC Interest has a principal balance that is initially equal to 100% of its corresponding Certificate Class issued by the Master REMIC. Principal payments, both scheduled and prepaid, Realized Losses and Subsequent Recoveries attributable to the SWAP-IO REMIC Interests held by the Strip REMIC will be allocated to this class to maintain its size relative to its corresponding Certificate Class.

(2) On each Distribution Date, the pass through rate will equal the "Strip REMIC Cap." The Strip REMIC Cap will equal the weighted average of the pass through rates of the Swap-IO REMIC Interests (other than the Class SWR-P and Class SWR-A-R Interests) treating each "B" Interest the cardinal number of which (for example, SWR-1B, SWR-2B, SWR-3B, etc.,) is not less than the ordinal number of the Distribution Date (first Distribution Date, second Distribution Date, third Distribution Date, etc., ) as capped at a rate equal to the product of (i) 2 and
(ii) LIBOR.

(3) This Strip REMIC Interest pays no interest.

(4) This Strip REMIC Interest has a principal balance that is initially equal to 100% of the Overcollateralization Amount. Principal payments, both scheduled and prepaid, Realized Losses and Subsequent Recoveries attributable to the Swap-IO REMIC Interests held by the Strip

REMIC will be allocated to this class to maintain its size relative to the Overcollateralization Amount.

(5) For each Distribution Date, the STR-C-Swap-IO Interest is entitled to receive from each Swap REMIC "B" Interest the cardinal number of which (for example, SWR-1B, SWR-2B, SWR-3B, etc.,) is not less than the ordinal number of the Distribution Date (first Distribution Date, second Distribution Date, third Distribution Date, etc.) the interest accruing on such interest in excess of a per annum rate equal to the product of (i) 2 and (ii) LIBOR.

(6) The STR-P Interest is entitled to all amounts payable with respect to the SWR-P Interest. It pays no interest.

(7) The STR-A-R Interest is the sole class of residual interest in the Strip REMIC. It has no principal balance and pays no principal or interest.

         On each Distribution Date, the Interest Funds and the Principal Distribution Amount payable with respect to the Swap-IO Interests shall be payable with respect to the Strip REMIC Interests in the following manner:

         (1) Interest. Interest is to be distributed with respect to each Strip REMIC Interest at the rate, or according to the formulas, described above.

         (2) Principal. Principal Distribution Amounts shall be allocated among the Strip REMIC Interests as described above.

         (3) Prepayment Penalties. All Prepayment Charges are allocated to the STR-P Interest.

Master REMIC:

         The Master REMIC Certificates will have the original certificate principal balances and pass-through rates as set forth in the following table:

                                   Original Class
Class                           Certificate Balance        Pass-Through Rate
Class 1-A-1                            $138,111,000             (1)
Class 1-A-2                            $117,394,000             (1)
Class 1-A-3                             $20,716,000             (1)
Class 2-A-1A                           $230,000,000             (1)
Class 2-A-1B                            $80,000,000             (1)
Class 2-A-1C                           $130,492,000             (1)
Class 2-A-1D                            $49,170,000             (1)
Class 2-A-1E                            $28,851,000             (1)
Class 2-A-2A                           $125,000,000             (1)
Class 2-A-2B                           $437,149,000             (1)
Class 2-A-2C                            $62,461,000             (1)
Class 2-A-3                            $163,861,000             (1)
Class M-1                               $23,846,000             (1)
Class M-2                               $22,143,000             (1)

                                   Original Class
Class                           Certificate Balance        Pass-Through Rate
Class M-3                               $13,626,000             (1)
Class M-4                                $8,516,000             (1)
Class M-5                                $8,516,000             (1)
Class M-6                                $8,516,000             (1)
Class M-7                                $8,516,000             (1)
Class M-8                                $8,516,000             (1)
Class M-9                                $8,516,000             (1)
Class C                           (2)                           (3)
Class P                                        $100             (4)
Class A-R                                      $100             (5)

---------------
(1) The Certificates will accrue interest at the related Pass-Through Rates identified in this Agreement. For federal income tax purposes, including the computation of the Class C Distributable Amount and entitlement to Net Rate Carryover the pass-through rate in respect of each Class 1 Certificate, Class 2 Certificate and Class M Certificate will be subject to a cap equal to the Strip REMIC Cap rather than its applicable Net Rate Cap.

(2) For federal income tax purposes, the Class C Certificates will be treated as having a Certificate Principal Balance equal to the Overcollateralized Amount.

(3) For each Interest Accrual Period the Class C Certificates are entitled to an amount (the "Class C Distributable Amount") equal to the sum of (a) the interest payable on the STR-C-Swap-IO Interest, (b) the interest payable on the STR-C-OC Interest and (c) a specified portion of the interest payable on the Strip REMIC Regular Interests (other than the STR-$100, STR-C-OC, STR-C-Swap-IO and STR-X Interests) equal to the excess of the Pool Tax Cap over the weighted average interest rate of the Strip REMIC Regular Interests (other than the STR-$100, STR-C and STR-P Interests) with each such class subject to a cap and a floor equal to the Pass-Through Rate of the Corresponding Master REMIC Class. The Pass-Through Rate of the Class C Certificates shall be a rate sufficient to entitle it to an amount equal to all interest accrued on the Mortgage Loans less the interest accrued on the other interests issued by the Master REMIC. The Class C Distributable Amount for any Distribution Date is payable from current interest on the Mortgage Loans and any related Overcollateralization Reduction Amount for that Distribution Date.

(4) For each Distribution Date the Class P Certificates are entitled to all Prepayment Charges distributed with respect to the STR-P Interest.

(5) The Class A-R Certificates represent the sole class of residual interest in each REMIC created hereunder. The Class A-R Certificates are not entitled to distributions of interest.

         The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on REMIC regular interests, without creating any shortfall--actual or potential (other than for credit losses)-- to any REMIC regular interest. It is not intended that the Class A-R Certificates be entitled to any cash flows pursuant to this Agreement except as provided in Section 4.02(b) hereunder.

         Set forth below are designations of Classes or Components of Certificates and other defined terms to the categories used in this Agreement:

Accretion Directed
Certificates........................        None.

Accretion Directed
Components..........................        None.

Accrual Certificates................        None.

Accrual Components..................        None.

Book-Entry Certificates.............        All Classes of Certificates other than the Physical Certificates.

COFI Certificates...................        None.

Component Certificates..............        None.

Components..........................        For purposes of calculating distributions of principal and/or interest, the Component Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances or Notional Amounts, as applicable, and Pass-Through Rates set forth below:

                                                                        Initial Component
                                                Designation             Principal Balance    Pass-Through Rate
                                                    N/A                        N/A                  N/A

Delay Certificates..................        All interest-bearing Classes of Certificates other than the Non-Delay
                                            Certificates, if any.

ERISA-Restricted
Certificates........................        The Residual Certificates and the Private Certificates; and any
                                            Certificate of a Class that does not have or no longer has a rating of at least BBB- or its equivalent from at least one Rating Agency.

Group 1
Senior Certificates.................        The Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates.

Group 2
Senior Certificates.................        Class 2-A-1A,  Class 2-A-1B,  Class 2-A-1C, Class 2-A-1D, Class 2-A-1E,
                                            Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and Class 2-A-3 Certificates.

                                        9

Inverse Floating Rate
Certificates........................        None.

LIBOR Certificates..................        The Group 1 Senior Certificates, Group 2 Senior Certificates and
                                            Subordinated Certificates.

Non-Delay Certificates..............        The LIBOR Certificates.

Notional Amount
Certificates........................        None.

Offered Certificates................        All Classes of Certificates other than the Private Certificates.

Physical Certificates...............        The Private Certificates and the Residual Certificates.

Planned Principal Classes...........        None.

Planned Principal
Components..........................        None.

Principal Only Certificates.........        None.

Private Certificates................        The Class C and Class P Certificates.

Rating Agencies.....................        S&P and Moody's.

Regular Certificates................        All Classes of Certificates, other than the Residual Certificates.

Residual Certificates...............        The Class A-R Certificates.

Scheduled Principal
Classes.............................        None.

Senior Certificates.................        The Group 1 Senior Certificates and Group 2 Senior Certificates.

Subordinated Certificates ..........        The Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6,
                                            Class M-7, Class M-8 and Class M-9 Certificates.

Targeted Principal
Classes.............................        None.

Underwriter.........................        Countrywide Securities Corporation.

         With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions in this Agreement relating solely to such designations shall be of no force or effect, and any calculations in this Agreement incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions in this Agreement relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01. Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         40-Year Mortgage Loans: The Mortgage Loans that have original terms to maturity of 40-years.

         Acceptable Bid Amount: Either (i) a bid equal to or greater than the Minimum Auction Amount or (ii) the highest bid submitted by a Qualified Bidder in an auction if the Directing Certificateholder agrees to pay the related Auction Supplement Amount.

         Account: Any Escrow Account, the Certificate Account, the Distribution Account, the Carryover Reserve Fund, the Principal Reserve Fund, the Swap Accounts or any other account related to the Trust Fund or the Mortgage Loans.

         Accretion Directed Classes: As specified in the Preliminary Statement.

         Additional Designated Information: As defined in Section 11.02.

         Adjusted Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Master Servicing Fee Rate.

         Adjusted Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Fee Rate.

         Adjustment Date: A date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan will be adjusted.

         Advance: As to each Loan Group, the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee) on the Mortgage Loans in such Loan Group that were due on the related Due Date and not received by the Master Servicer as of the close of business on the related Determination Date, together with an amount equivalent to interest on each Mortgage Loan as to which the related Mortgaged Property is an REO Property, net of any net income from such REO Property, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

         Agreement: This Pooling and Servicing Agreement and all amendments or supplements this Pooling and Servicing Agreement.

         Amount Held for Future Distribution: As to any Distribution Date and each Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date relating to such Loan Group and (ii) all Scheduled Payments due after the related Due Date relating to such Loan Group.

         Applied Realized Loss Amount: With respect to any Distribution Date and the LIBOR Certificates, the sum of the Realized Losses which are to be applied in reduction of the Class Certificate Balance of any such Class of Certificates pursuant to this Agreement, which, in the case of the Subordinated Certificates, shall equal the amount, if any, by which the aggregate Class Certificate Balance of all LIBOR Certificates (after all distributions of principal on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs (after giving effect to Principal Prepayments and Liquidation Proceeds allocated to principal and Subsequent Recoveries received in the related Prepayment Period). With respect to each Class of Group 1 Senior Certificates and any Distribution Date on or after which the aggregate Class Certificate Balance of the Subordinated Certificates and Class C Certificates is equal to zero, the pro rata share (based on the Class Certificate Balance of each such Class) of the amount, if any, by which the aggregate Class Certificate Balance of the Group 1 Senior Certificates (after all distributions of principal on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs (after giving effect to Principal Prepayments and Liquidation Proceeds allocated to principal and Subsequent Recoveries received in the related Prepayment Period). With respect to each Class of Group 2 Senior Certificates and any Distribution Date on or after which the aggregate Class Certificate Balance of the Subordinated Certificates and Class C Certificates is equal to zero, the pro rata share (based on the Class Certificate Balance of each such Class) of the amount, if any, by which the aggregate Class Certificate Balance of the Group 2 Senior Certificates (after all distributions of principal on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs (after giving effect to Principal Prepayments and Liquidation Proceeds allocated to principal and Subsequent Recoveries received in the related Prepayment Period).

         Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made-at the time of the origination of such Refinancing Mortgage Loan; and (iii) with respect to a Streamlined Documentation Mortgage Loan, (a) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was 80% or less and the loan amount of the new mortgage loan is $650,000 or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was greater than 80% or the loan amount of the new mortgage loan being originated is greater than $650,000, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

         Auction Supplement Amount: As defined in Section 9.04(c).

         Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

         Bid Date: As defined in Section 9.04(b).

         Book-Entry Certificates: As specified in the Preliminary Statement.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York, or the States of California or Texas or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

         Calculation Rate: For each Distribution Date, the product of (i) 10 and
(ii) the weighted average rate of the outstanding Class A and Class B Interests, treating each Class A Interest as having an interest rate of 0.00% per annum.

         Carryover Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.05(g) in the name of the Trustee for the benefit of the Holders of the Offered Certificates and designated "The Bank of New York in trust for registered holders of CWALT, Inc., Alternative Loan Trust 2006-OC8, Mortgage Pass-Through Certificates, Series 2006-OC8." Funds in the Carryover Reserve Fund shall be held in trust for the Holders of the Offered Certificates for the uses and purposes set forth in this Agreement.

         Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached this Agreement as exhibits.

         Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.05 with a depository institution, initially Countrywide Bank, N.A., in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "Countrywide Home Loans Servicing LP in trust for the registered holders of Alternative Loan Trust 2006-OC8, Mortgage Pass-Through Certificates Series 2006-OC8."

         Certificate Balance: With respect to any Certificate (other than the Class C Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled under this Agreement, such amount being equal to the Denomination of that Certificate (A) plus, with respect to the LIBOR Certificates, any increase to the Certificate Balance of such Certificate pursuant to Section 4.02 due to the receipt of Subsequent Recoveries and (B) minus the sum of (i) all distributions of principal previously made with respect to that Certificate and (ii) with respect to the LIBOR Certificates, any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates pursuant to Section 4.02 without duplication.

         Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision of this Agreement (other than the second sentence of Section 10.01) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action under this Agreement. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights under this Agreement, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor, and/or the Master Servicer, as applicable.

         Certificate Register: The register maintained pursuant to Section 5.02.

         Certificate Swap Account: The separate Eligible Account created and initially maintained by the Swap Trustee pursuant to Section 4.09.

         Certificate Swap Adjustment Rate: For any Distribution Date and Loan Group, a fraction, (A) the numerator of which is the product of (i) the sum of
(a) the Net Swap Payment payable to the Certificate Swap Counterparty under the Certificate Swap Contract with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Interest Accrual Period and
(b) any Swap Termination Payment payable to the Certificate Swap Counterparty under the Certificate Swap Contract for such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), and (ii) a fraction, the numerator of which is the Interest Funds for that Loan Group and the denominator of which is, the aggregate of the Interest Funds for both Loan Groups and (B) the denominator of which is equal to the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments, the principal portion of Liquidation Proceeds and any Subsequent Recoveries received in the Prepayment Period related to that prior Due Date).

         Certificate Swap Contract: With respect to the LIBOR Certificates, the transaction evidenced by the related confirmation (as assigned to the Swap Contract Administrator pursuant to the Certificate Swap Contract Assignment Agreement), a form of which is attached hereto as Exhibit R-2.

         Certificate Swap Contract Assignment Agreement: The assignment agreement dated as of the Closing Date among Countrywide, the Swap Contract Administrator and the Certificate Swap Counterparty, a form of which is attached hereto as Exhibit S-2.

         Certificate Swap Contract Termination Date: The Distribution Date in September 2011.

         Certificate Swap Counterparty: Lehman Brothers Special Financing Inc. and its successors.

         Certificate Swap Report: The report to be delivered at least four business days prior to each Distribution Date by the Certificate Swap Counterparty to the Swap Contract Administrator containing the amount of any Net Swap Payment payable by the Swap Contract Administrator or the Certificate Swap Counterparty to the other party, as the case may be, with respect to the Certificate Swap Contract for that Distribution Date.

         Certification Party: As defined in Section 11.05.

         Certifying Person: As defined in Section 11.05.

         Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

         Class 2-A-2A Swap Account: The separate Eligible Account created and initially maintained by the Swap Trustee pursuant to Section 4.09.

         Class 2-A-2A Amount: For any Distribution Date prior to the termination of the Class 2-A-2A Swap Contract, the deposits to the Class 2-A-2A Swap Account by the Trustee of amounts otherwise distributable to the Class 2-A-2A Certificates in the absence of the Class 2-A-2A Swap Contract pursuant to Sections 4.02(c)(iv) and 4.02(d)(vi).

         Class 2-A-2A Swap Adjustment Rate: For any Distribution Date prior to the termination of the Class 2-A-2A Swap Contract or on which a Swap Termination Payment is owed to the Class 2-A-2A Swap Counterparty, a fraction, (A) the numerator of which is the Swap Fee payable to the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Interest Accrual Period and (B) the denominator of which is equal to the Class Certificate Balance of the Class 2-A-2A Certificates immediately prior to such Distribution Date.

         Class 2-A-2A Swap Contract: With respect to the Class 2-A-2A Certificates, the transaction evidenced by the related confirmation (as assigned to the Swap Contract Administrator pursuant to the Class 2-A-2A Swap Contract Assignment Agreement), a form of which is attached hereto as Exhibit R-1.

         Class 2-A-2A Swap Contract Assignment Agreement: The assignment agreement dated as of the Closing Date among Countrywide, the Swap Contract Administrator and the Class 2-A-2A Swap Counterparty, a form of which is attached hereto as Exhibit S-1.

         Class 2-A-2A Swap Contract Termination Date: The earlier of (i) the date on which the Class Certificate Balance of the Class 2-A-2A Certificates has been reduced to zero or (ii) the Distribution Date in June 2035.

         Class 2-A-2A Swap Counterparty: Barclays Bank PLC and its successors.

         Class C Distributable Amount: As defined in the Preliminary Statement.

         Class Certificate Balance: With respect to any Class of Certificates other than the Class C Certificates and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date. With respect to the Class C Certificates and any Distribution Date, the excess, if any, of the aggregate Stated Principal Balance of the Mortgage

Loans as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the Prepayment Period related to that prior Due Date) over the aggregate Class Certificate Balance of the Offered Certificates and the Class P Certificates immediately prior to that Distribution Date.

         Class P Certificate: Any Certificate designated as a "Class P Certificate" on the face thereof, in the form of Exhibit C-2 hereto, representing the right to distributions as set forth herein.

         Class P Principal Distribution Date: The first Distribution Date that occurs after the end of the latest Prepayment Charge Period for all Mortgage Loans that have a Prepayment Charge.

         Closing Date: September 29, 2006.

         Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

         COFI Certificates: As specified in the Preliminary Statement.

         Commission: The U.S. Securities and Exchange Commission.

         Compensating Interest: As to any Distribution Date, an amount equal to the product of 50% and the aggregate Master Servicing Fee payable to the Master Servicer for that Distribution Date.

         Component: As specified in the Preliminary Statement.

         Component Balance: Not applicable.

         Component Certificates: As specified in the Preliminary Statement.

         Component Notional Amount: Not applicable.

         Coop Shares: Shares issued by a Cooperative Corporation.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 8W, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, CWALT, Inc. Series 2006-OC8, facsimile no. (212) 815-3986), and which is the address to which notices to and correspondence with the Trustee should be directed.

         Countrywide: Countrywide Home Loans, Inc., a New York corporation and its successors and assigns, in its capacity as the seller of the Countrywide Mortgage Loans to the Depositor.

         Countrywide Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Countrywide is the applicable Seller.

         Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership and its successors and assigns.

         Covered Certificates: The LIBOR Certificates.

         Cumulative Loss Trigger Event: With respect to a Distribution Date on or after the Stepdown Date, the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the Cut-off Date to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-off Date through the Prepayment Period related to that Due
Date) exceeds the applicable percentage, for such Distribution Date, of the Cut-off Date Pool Principal Balance as set forth below:

Distribution Date                                Percentage
-----------------                                ----------
October 2008 - September 2009..................  0.30% with respect to October 2008, plus an additional 1/12th of 0.40%
                                                     for each month thereafter through September 2009

October 2009 - September 2010..................  0.70% with respect to October 2009, plus an additional 1/12th of 0.50%
                                                     for each month thereafter through September 2010

October 2010 - September 2011..................  1.20% with respect to October 2010, plus an additional 1/12th of 0.50%
                                                     for each month thereafter through September 2011

October 2011 - September 2012..................  1.70% with respect to October 2011, plus an additional 1/12th of 0.30%
                                                     for each month thereafter through September 2012

October 2012 - September 2013..................  2.00% with respect to October 2012, plus an additional 1/12th of 0.05%
                                                     for each month thereafter through

                                       18

Distribution Date                                Percentage
-----------------                                ----------
                                                     September 2013

October 2013 and thereafter....................  2.05%

         Current Interest: With respect to each Class of Offered Certificates and each Distribution Date, the interest accrued at the applicable Pass-Through Rate for the applicable Interest Accrual Period on the Class Certificate Balance of such Class immediately prior to such Distribution Date.

         Cut-off Date: As to any Mortgage Loan, the later of the date of origination of that Mortgage Loan and September 1, 2006.

         Cut-off Date Pool Principal Balance: $1,703,286,905.98.

         Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

         Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

         Delay Certificates: As specified in the Preliminary Statement.

         Delay Delivery Certification: As defined in Section 2.02(a).

         Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to the Trustee on the Closing Date. With respect to up to 50% of the Mortgage Loans in each Loan Group, the Depositor may deliver all or a portion of each related Mortgage File to the Trustee not later than thirty days after the Closing Date. To the extent that Countrywide Servicing shall be in possession of any Mortgage Files with respect to any Delay Delivery Mortgage Loan, until delivery of such Mortgage File to the Trustee as provided in Section 2.01, Countrywide Servicing shall hold such files as Master Servicer hereunder, as agent and in trust for the Trustee.

         Deleted Mortgage Loan: As defined in Section 2.03(C).

         Delinquency Trigger Event: With respect to a Distribution Date on or after the Stepdown Date, the Rolling Sixty-Day Delinquency Rate equals or exceeds the product of (x) the Senior Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior Class of outstanding LIBOR Certificates:

                      Class                     Percentage
         ------------------------------         ----------
         Senior Certificates...........           40.00%
         M-1...........................           49.75%
         M-2...........................           64.75%
         M-3...........................           79.25%
         M-4...........................           92.25%
         M-5...........................          110.50%
         M-6...........................          137.50%
         M-7...........................          181.75%
         M-8...........................          268.50%
         M-9...........................          512.50%


         Denomination: With respect to each Certificate, the amount set forth on the face of that Certificate as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

         Depositor: CWALT, Inc., a Delaware corporation, or its successor in interest.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: As to any Distribution Date, the 22nd day of each month or, if such 22nd day is not a Business Day, the next preceding Business Day; provided, however, that if such 22nd day or such Business Day, whichever is applicable, is less than two Business Days prior to the related Distribution Date, the Determination Date shall be the first Business Day that is two Business Days preceding such Distribution Date.

         Directing Certificateholder: As defined in Section 9.04(a).

         Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05(d) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of Alternative Loan Trust 2006-OC8, Mortgage Pass-Through Certificates, Series 2006-OC8."

Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

         Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 2006.

         Due Date: With respect to a Mortgage Loan, the date on which Scheduled Payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

         Due Period: Not applicable.

         EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

         Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody's and one of the two highest short-term ratings of S&P, if S&P is a Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with
(a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

         Eligible EPD Protected Mortgage Loan: A Mortgage Loan that (i) was originated not more than one year prior to the Closing Date, (ii) was purchased by a Seller or one of its affiliates pursuant to a purchase agreement containing provisions under which the seller thereunder has become obligated to repurchase such Mortgage Loan from Countrywide due to a Scheduled Payment due on or prior to the first Scheduled Payment owing to the Trust Fund becoming delinquent and
(iii) was not purchased through Countrywide Home Loan Inc.'s Correspondent Lending Division.

         Eligible Repurchase Month: As defined in Section 3.11.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

         ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

         Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a).

         Event of Default: As defined in Section 7.01.

         Excess Cashflow: With respect to any Distribution Date the sum of (i) the amount remaining as set forth in Section 4.02(a)(iv)(B), (ii) the amount remaining as set forth in Section 4.02(b)(i)(C) or 4.02(b)(ii)(C), as applicable, in each case for such Distribution Date and (iii) the Overcollateralization Reduction Amount for that Distribution Date, if any.

         Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralized Amount for the Distribution Date over the Overcollateralization Target Amount for the Distribution Date.

         Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds received with respect to such Mortgage Loan during the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan plus any Subsequent Recoveries received with respect to such Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

         Expense Fee: As to each Mortgage Loan and any Distribution Date, the product of the related Expense Fee Rate and its Stated Principal Balance as of that Distribution Date.

         Expense Fee Rate: As to each Mortgage Loan and any date of determination, the sum of (a) the related Master Servicing Fee Rate and (b) the Trustee Fee Rate.

         Extra Principal Distribution Amount: With respect to any Distribution Date and Loan Group, the product of (a) the lesser of (1) the Overcollateralization Deficiency Amount and (2) the Excess Cashflow available for payment pursuant to Section 4.02(c) and (b) a fraction, the numerator of which is the Principal Remittance Amount for such Loan Group and the denominator of which is the sum of the Principal Remittance Amounts for both Loan Groups.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor to the Federal Home Loan Mortgage Corporation.

         Final Certification: As defined in Section 2.02(a).

         Final Maturity OC Trigger Event: With respect to a Distribution Date on or after the Distribution Date in October 2026, the Overcollateralization Amount is less than the aggregate Stated Principal Balance of the 40-Year Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period).

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

         Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

         FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor to the Federal National Mortgage Association.

         Form 10-D Disclosure Item: With respect to any Person, any material litigation or governmental proceedings pending (a) against such Person, or (b) against any of the Trust Fund, the Depositor, the Trustee, any co-trustee, the Master Servicer or any Subservicer, if such Person has actual knowledge thereof.

         Form 10-K Disclosure Item: With respect to any Person, (a) any Form 10-D Disclosure Item, and (b) any affiliations or relationships between such Person and any Item 1119 Party.

         Gross Margin: The percentage set forth in the related Mortgage Note for the Mortgage Loans to be added to One-Year LIBOR for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule.

         Group 1 Mortgage Loans: The Mortgage Loans in Loan Group 1.

         Group 1 Overcollateralization Reduction Amount: For any Distribution Date, the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for such Distribution Date.

         Group 1 Principal Distribution Target Amount: For any Distribution Date, the excess of (1) the aggregate Class Certificate Balance of the Group 1 Certificates immediately prior to such Distribution Date, over (2) the lesser of
(x) 85.90% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus 0.35% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Cut-off Date.

         Group 1 Senior Principal Distribution Amount: For any Distribution Date, the product of (x) the Senior Principal Distribution Target Amount and (y) a fraction, the numerator of which is the Group 1 Principal Distribution Target Amount for Loan Group 1 and the denominator of which is the sum of the Group 1 Principal Distribution Target Amount and the Group 2 Principal Distribution Target Amount.

         Group 2 Mortgage Loans: The Mortgage Loans in Loan Group 2.

         Group 2 Overcollateralization Reduction Amount: For any Distribution Date, the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for such Distribution Date.

         Group 2 Principal Distribution Target Amount: For any Distribution Date, the excess of (1) the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to such Distribution Date, over (2) the lesser of (x) 85.90% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period) minus 0.35% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Cut-off Date.

         Group 2 Senior Principal Distribution Amount: For any Distribution Date, the product of (x) the Senior Principal Distribution Target Amount and (y) a fraction, the numerator of which is the Group 2 Principal Distribution Target Amount for Loan Group 2 and the denominator of which is the sum of the Group 1 Principal Distribution Target Amount and the Group 2 Principal Distribution Target Amount.

         Index: With respect to any Interest Accrual Period for the COFI Certificates, if any, the then-applicable index used by the Trustee pursuant to
Section 4.07 to determine the applicable Pass-Through Rate for such Interest Accrual Period for the COFI Certificates.

         Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

         Initial Certification: As defined in Section 2.02(a).

         Initial Component Balance: As specified in the Preliminary Statement.

         Initial Periodic Rate Cap: As to each Mortgage Loan and the related Mortgage Note, the provision therein that limits permissible increases and decreases in the Mortgage Rate on the first Adjustment Date for that Mortgage Loan to not more than the amount set forth therein.

         Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

         Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

         Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

         Interest Accrual Period: With respect to each Class of Delay Certificates, its corresponding REMIC Regular Interest and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Class of Non-Delay Certificates, its corresponding REMIC Regular Interest and any Distribution Date, the period commencing on the Distribution Date in the month preceding the month in which such Distribution Date occurs (other than the first Distribution Date, for which it is the Closing Date) and ending on the day preceding such Distribution Date.

         Interest Carry Forward Amount: With respect to each Class of Offered Certificates and each Distribution Date, the excess of (i) the Current Interest for such Class with respect to prior Distribution Dates over (ii) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates.

         Interest Determination Date: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period. With respect to the MTA Certificates, the 15th day prior to the commencement of each Interest Accrual Period or, if such 15th day is not a Business Day, the next preceding Business Day.

         Interest Funds: With respect to any Distribution Date and Loan Group, the excess of the Interest Remittance Amount for that Loan Group over the portion of the Trustee Fee for such Distribution Date allocable to such Loan Group.

         Interest Remittance Amount: With respect to the Mortgage Loans in a Loan Group and any Distribution Date, (x) the sum, without duplication, of (i) all scheduled interest on the Mortgage Loans in that Loan Group due on the related Due Date and received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on Lender PMI Mortgage Loans, (ii) all interest on Principal Prepayments on the Mortgage Loans in that Loan Group, other than Prepayment Interest Excess, (iii) all Advances relating to interest with respect to the Mortgage Loans in that Loan Group, (iv) all Compensating Interest with respect to the Mortgage Loans in that Loan Group and (v) Liquidation Proceeds with respect to the Mortgage Loans in that Loan Group during the related

Prepayment Period (to the extent such Liquidation Proceeds relate to interest), less (y) all reimbursements to the Master Servicer since the immediately preceding Due Date for Advances of interest previously made allocable to such Loan Group.

         Investment Letter: As defined in Section 5.02(b).

         Item 1119 Party: The Depositor, any Seller, the Master Servicer, the Trustee, any Subservicer, any originator identified in the Prospectus Supplement, each Swap Counterparty and any other material transaction party, as identified in Exhibit X hereto, as updated pursuant to Section 11.04.

         Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

         Lender PMI Mortgage Loan: Certain Mortgage Loans as to which the lender (rather than the Mortgagor) acquires the Primary Insurance Policy and charges the related Mortgagor an interest premium.

         LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.08.

         LIBOR Certificates: As specified in the Preliminary Statement.

         Limited Exchange Act Reporting Obligations: The obligations of the Master Servicer under Section 3.16(b), Section 6.02 and Section 6.04 with respect to notice and information to be provided to the Depositor and Article XI (except Section 11.07(a)(1) and (2)).

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

         Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

         Loan Group: Any of Loan Group 1 and Loan Group 2, as applicable.

         Loan Group 1: All Mortgage Loans identified as Group 1 Mortgage Loans on the Mortgage Loan Schedule.

         Loan Group 2: All Mortgage Loans identified as Group 2 Mortgage Loans on the Mortgage Loan Schedule.

         Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at that date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

         Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

         Master REMIC: As described in the Preliminary Statement.

         Master Servicer: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors and assigns, in its capacity as master servicer hereunder.

         Master Servicer Advance Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

         Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date, subject to reduction as provided in Section 3.14.

         Master Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule for such Mortgage Loan.

         Maximum Mortgage Rate: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

         MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

         MIN: The mortgage identification number for any MERS Mortgage Loan.

         Minimum Auction Amount: With respect to any auction of the Mortgage Loans and any REO Properties pursuant to Section 9.04, the sum of (i) the Termination Price that would be payable by the NIM Insurer if the Optional Termination were exercised in the following calendar month pursuant to Section 9.01 and (ii) all reasonable fees and expenses incurred by the Trustee in connection with any auction conducted pursuant to Section 9.04.

         Minimum Mortgage Rate: With respect to each Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note, which, with respect to certain Mortgage Loans is equal to the related Gross Margin.

         MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

         Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

         Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached to this Agreement as Schedule I, setting forth the following information with respect to each Mortgage Loan:

                  (i) the loan number;

                  (ii) the Loan Group;

                  (iii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

                  (iv) the maturity date;

                  (v) the original principal balance;

                  (vi) the Cut-off Date Principal Balance;

                  (vii) the first payment date of the Mortgage Loan;

                  (viii) the Scheduled Payment in effect as of the Cut-off Date;

                  (ix) the Loan-to-Value Ratio at origination;

                  (x) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

                  (xi) a code indicating whether the residential dwelling is either (a) a detached or attached single family dwelling, (b) a dwelling in a de minimis PUD, (c) a condominium unit or PUD (other than a de minimis PUD) or (d) a two- to four-unit residential property or (e) a Cooperative Unit;

                  (xii) the Mortgage Rate as of the Cut-off Date, the Gross Margin, the Initial Periodic Rate Cap, the Subsequent Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate;

                  (xiii) the initial Adjustment Date and the Master Servicing Fee Rate both before and after the initial Adjustment Date for each Mortgage Loan;

                  (xiv) a code indicating whether the Mortgage Loan is a Lender PMI Mortgage Loan and, in the case of any Lender PMI Mortgage Loan, a percentage representing the amount of the related interest premium charged to the borrower;

                  (xv) the purpose for the Mortgage Loan;

                  (xvi) the type of documentation program pursuant to which the Mortgage Loan was originated;

                  (xvii) a code indicating whether the Mortgage Loan is a Countrywide Mortgage Loan, a Park Granada Mortgage Loan, a Park Monaco Mortgage Loan or a Park Sienna Mortgage Loan;

                  (xviii) the direct servicer of such Mortgage Loan as of the Cut-off Date; and

                  (xix) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan.

         Such schedule shall also set forth the total of the amounts described under (v) and (vi) above for all of the Mortgage Loans and for each Loan Group.

         Mortgage Loans: Such of the mortgage loans as from time to time are transferred and assigned to the Trustee pursuant to the provisions of this Agreement and that are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

         Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

         Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

         Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

         Mortgagor: The obligor(s) on a Mortgage Note.

         National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

         Net Prepayment Interest Shortfalls: As to any Distribution Date and Loan Group, the excess of the amount of the aggregate Prepayment Interest Shortfalls for that Loan Group during the related Prepayment Period over the sum of (i) the Compensating Interest for such Loan Group and Distribution Date and
(ii) the excess, if any, of the Compensating Interest for the other Loan Group for such Distribution Date over the Prepayment Interest Shortfall for such other Loan Group.

         Net Rate Cap: For each Distribution Date and the Senior Certificates (other than the Class 2-A-2A Certificates prior to the termination of the Class 2-A-2A Swap Contract), the weighted average Adjusted Net Mortgage Rate on the Mortgage Loans in the related Loan Group as of the Due Date in the prior calendar month (except for the first Distribution Date, after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date), adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days that elapsed in the related Interest Accrual Period, minus the Certificate Swap Adjustment Rate for such Distribution Date and the related Loan Group. For the Class 2-A-2A Certificates on each Distribution Date prior to the termination of the Class 2-A-2A Swap Contract or on which a Swap Termination Payment is owed to the Class 2-A-2A Swap Contract, the weighted average Adjusted Net Mortgage Rate on the Group 2 Mortgage Loans as of the Due Date in the prior calendar month (except for the first Distribution Date after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date), adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days that elapsed in the related Interest Accrual Period, minus the sum of (i) the Certificate Swap Adjustment Rate for Loan Group 2 and such Distribution Date and (ii) the Class 2-A-2A Swap Adjustment Rate for such Distribution Date. For each Distribution Date and the Subordinated Certificates, the Subordinate Net Rate Cap.

         Net Rate Carryover: For any Class of LIBOR Certificates and any Distribution Date, the sum of (A) the excess of (i) the amount of interest that such Class would otherwise have accrued for such Distribution Date had the Pass-Through Rate for such Class not been determined based on the applicable Net Rate Cap, over (ii) the amount of interest accrued on such Class at the applicable Net Rate Cap for such Distribution Date and (B) the unpaid portion of any such excess for such Class for all previous Distribution Dates not previously paid pursuant to Section

4.02, together with interest thereon at the then applicable Pass-Through Rate for such Class, without giving effect to the applicable Net Rate Cap.

         Net Swap Payment: With respect to any Distribution Date and payment by the Swap Contract Administrator to the Certificate Swap Counterparty, the excess, if any, of the "Fixed Amount" (as defined in the Certificate Swap Contract) with respect to such Distribution Date over the "Floating Amount" (as defined in the Certificate Swap Contract) with respect to such Distribution Date. With respect to any Distribution Date and payment by the Certificate Swap Counterparty to the Swap Contract Administrator, the excess, if any, of the "Floating Amount" (as defined in the Certificate Swap Contract) with respect to such Distribution Date over the "Fixed Amount" (as defined in the Certificate Swap Contract) with respect to such Distribution Date. With respect to the Class 2-A-2A Swap Contract, any Distribution Date and payment by the Swap Contract Administrator to the Class 2-A-2A Swap Counterparty, the excess, if any, of the "Party B Floating Amount" (as defined in the Class 2-A-2A Swap Contract) with respect to such Distribution Date over the "Party A Floating Amount" (as defined in the Class 2-A-2A Swap Contract) with respect to such Distribution Date. With respect to the Class 2-A-2A Swap Contract, any Distribution Date and payment by the Class 2-A-2A Swap Counterparty to the Swap Contract Administrator, the excess, if any, of the "Party A Floating Amount" with respect to such Distribution Date over the "Party B Floating Amount" with respect to such Distribution Date.

         NIM Insurer: Any insurer guarantying at the request of Countrywide certain payments under notes backed or secured by the Class C or Class P Certificates.

         Non-Delay Certificates: As specified in the Preliminary Statement.

         Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

         Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

         Notional Amount: Not applicable.

         Notional Amount Certificates: As specified in the Preliminary
Statement.

         OC Floor: An amount equal to (i) with respect to any Distribution Date prior to the Distribution Date in October 2026, an amount equal to 0.35% of the Cut-off Date Pool Principal Balance and (ii) on any Distribution Date on or after the Distribution Date in October 2026, the greater of (a) 0.35% of the Cut-off Date Pool Principal Balance and (b) the aggregate Stated Principal Balance of the 40-Year Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments received in the related Prepayment Period).

         Offered Certificates: As specified in the Preliminary Statement.

         Officer's Certificate: A certificate (i) in the case of the Depositor, signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, (ii) in the case of the Master Servicer, signed by the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries of Countrywide GP, Inc., its general partner, (iii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement or (iv) in the case of any other Person, signed by an authorized officer of such Person.

         One-Year LIBOR: As of any date of determination, the per annum rate equal to the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related Mortgage Note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the Master Servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for a Seller, the Depositor or the Master Servicer, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of a Seller, the Depositor and the Master Servicer, (ii) not have any direct financial interest in a Seller, the Depositor or the Master Servicer or in any affiliate thereof, and (iii) not be connected with a Seller, the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Optional Termination: The termination of the Trust Fund provided hereunder pursuant to clause (a) of the first sentence of Section 9.01.

         Optional Termination Date: The first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance.

         Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

         OTS: The Office of Thrift Supervision.

         Outside Reference Date: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth day thereof.

         Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

         Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to the end of the related Prepayment Period and which did not become a Liquidated Mortgage Loan prior to the end of the related Prepayment Period.

         Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions of the Principal Remittance Amount for each Loan Group on such Distribution Date).

         Overcollateralization Reduction Amount: With respect to any Distribution Date, the amount equal to the lesser of (i) the Excess Overcollateralization Amount for the Distribution Date and (ii) the Principal Remittance Amount for Loan Group 1 and Loan Group 2 for the Distribution Date.

         Overcollateralization Target Amount: With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the greater of (a) the product of (1) 0.55% and (2) the Cut-Off Date Pool Principal Balance and (b) the OC Floor and (ii) on or after the Stepdown Date, an amount equal to the greater of (a) the product of (1) 1.10% and (2) the aggregate Stated Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the related Prepayment Period) and (b) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

         Overcollateralized Amount: For any Distribution Date, the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the Offered Certificates as of such Distribution Date (after giving effect to distributions of the Principal Remittance Amount for each Loan Group to be made on such Distribution Date).

         Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         Park Granada: Park Granada LLC, a Delaware limited liability company, and its successors and assigns, in its capacity as the seller of the Park Granada Mortgage Loans to the Depositor.

         Park Granada Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Park Granada is the applicable Seller.

         Park Monaco: Park Monaco Inc., a Delaware corporation, and its successors and assigns, in its capacity as the seller of the Park Monaco Mortgage Loans to the Depositor.

         Park Monaco Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Park Monaco is the applicable Seller.

         Park Sienna: Park Sienna LLC, a Delaware limited liability company, and its successors and assigns, in its capacity as the seller of the Park Sienna Mortgage Loans to the Depositor.

         Park Sienna Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Park Sienna is the applicable Seller.

         Pass-Through Margin: With respect to the Interest Accrual Period for any Distribution Date and Class of LIBOR Certificates, the per annum rate indicated in the following table:

         ---------------------- ------------------------ -----------------------
                  Class         Pass-Through Margin (1)  Pass-Through Margin (2)
         ---------------------- ------------------------ -----------------------
         Class 1-A-1                    0.175%                   0.350%
         ---------------------- ------------------------ -----------------------
         Class 1-A-2                    0.160%                   0.320%
         ---------------------- ------------------------ -----------------------
         Class 1-A-3                    0.250%                   0.500%
         ---------------------- ------------------------ -----------------------
         Class 2-A-1A                   0.090%                   0.180%
         ---------------------- ------------------------ -----------------------
         Class 2-A-1B                   0.080%                   0.160%
         ---------------------- ------------------------ -----------------------
         Class 2-A-1C                   0.060%                   0.120%
         ---------------------- ------------------------ -----------------------
         Class 2-A-1D                   0.110%                   0.220%
         ---------------------- ------------------------ -----------------------
         Class 2-A-1E                   0.120%                   0.240%
         ---------------------- ------------------------ -----------------------
         Class 2-A-2A                   0.120%                   0.240%
         ---------------------- ------------------------ -----------------------
         Class 2-A-2B                   0.170%                   0.340%
         ---------------------- ------------------------ -----------------------
         Class 2-A-2C                   0.250%                   0.500%
         ---------------------- ------------------------ -----------------------
         Class 2-A-3                    0.250%                   0.500%
         ---------------------- ------------------------ -----------------------
         Class M-1                      0.310%                   0.465%
         ---------------------- ------------------------ -----------------------
         Class M-2                      0.320%                   0.480%
         ---------------------- ------------------------ -----------------------
         Class M-3                      0.330%                   0.495%
         ---------------------- ------------------------ -----------------------
         Class M-4                      0.380%                   0.570%
         ---------------------- ------------------------ -----------------------
         Class M-5                      0.440%                   0.660%
         ---------------------- ------------------------ -----------------------
         Class M-6                      0.500%                   0.750%
         ---------------------- ------------------------ -----------------------
         Class M-7                      1.100%                   1.650%
         ---------------------- ------------------------ -----------------------
         Class M-8                      1.300%                   1.950%
         ---------------------- ------------------------ -----------------------
         Class M-9                      1.450%                   2.175%
         ---------------------- ------------------------ -----------------------

         (1) For the Interest Accrual Period related to any Distribution Date occurring on or prior to the Optional Termination Date.
         (2) For the Interest Accrual Period related to any Distribution Date occurring after the Optional Termination Date.

         Pass-Through Rate: With respect to any Interest Accrual Period and each Class of LIBOR Certificates the lesser of (x) LIBOR for such Interest Accrual Period plus the Pass-Through Margin for such Class and Interest Accrual Period and (y) the applicable Net Rate Cap for such Class and the related Distribution Date.

         Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class. With respect to the Class C, Class P and Class A-R Certificates, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.

         Performance Certification: As defined in Section 11.05.

         Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

                  (v) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (vi) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

                  (vii) such other relatively risk free investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, and reasonably acceptable to the NIM Insurer, as evidenced by a signed writing delivered by the NIM Insurer;

provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

         Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         Physical Certificate: As specified in the Preliminary Statement.

         Pool Stated Principal Balance: The aggregate of the Stated Principal Balances of the Outstanding Mortgage Loans.

         Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan within the related Prepayment Charge Period in accordance with the terms thereof.

         Prepayment Charge Amount: As to any Distribution Date, the sum of the Prepayment Charges collected on the Mortgage Loans during the related Prepayment Period and any amounts paid pursuant to Section 3.20 with respect to such Distribution Date.

         Prepayment Charge Period: With respect to any Mortgage Loan, the period of time during which a Prepayment Charge may be imposed.

         Prepayment Charge Schedule: As of the Cut off Date with respect to each Mortgage Loan, a list attached hereto as Schedule VII (including the prepayment charge summary attached thereto), setting forth the following information with respect to each Prepayment Charge:

                  (i) the Mortgage Loan identifying number;

                  (ii) a code indicating the type of Prepayment Charge;

                  (iii) the state of origination of the related Mortgage Loan;

                  (iv) the date on which the first monthly payment was due on the related Mortgage Loan;

                  (v) the term of the related Prepayment Charge; and

                  (vi) the principal balance of the related Mortgage Loan as of the Cut off Date.

         As of the Closing Date, the Prepayment Charge Schedule shall contain the necessary information for each Mortgage Loan. The Prepayment Charge Schedule shall be amended from time to time by the Master Servicer in accordance with the provisions of this Agreement and a copy of each related amendment shall be furnished by the Master Servicer to the Class P and Class C Certificateholders and the NIM Insurer.

         Prepayment Interest Excess: As to any Principal Prepayment received by the Master Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Master Servicer as additional master servicing compensation.

         Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after September 1, 2006) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the related Master Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

         Prepayment Period: As to any Distribution Date and the related Due Date, the period from the 16th day of the calendar month immediately preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, from September 1, 2006) through the 15th day of the calendar month in which the Distribution Date occurs.

         Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

         Prime Rate: The prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

         Principal Distribution Amount: With respect to each Distribution Date and Loan Group, the sum of: (1) the Principal Remittance Amount for such Loan Group and Distribution Date, less any portion of such amount used to cover any remaining Swap Fee and any payment due to the Certificate Swap Counterparty with respect to such Distribution Date, and (2) the Extra Principal Distribution Amount for such Loan Group and Distribution Date and minus (a) the Group 1 Overcollateralization Reduction Amount for the Distribution Date, in the case of Loan Group 1, and (b) the Group 2 Overcollateralization Reduction Amount for the Distribution Date, in the case of Loan Group 2.

         Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

         Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

         Principal Remittance Amount: As to any Distribution Date and either Loan Group, (x) the sum, without duplication, of (a) the principal portion of each Scheduled Payment (without giving effect to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in that Loan Group (other than a Liquidated Mortgage Loan) on the related Due Date, (b) the principal portion of the Purchase Price of each Mortgage Loan in that Loan Group that was repurchased by the applicable Seller or purchased by the Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in that Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Liquidation Proceeds allocable to principal received during such Prepayment Period with respect to such Mortgage Loan, (f) all Principal Prepayments on the Mortgage Loans in that Loan Group received during the related Prepayment Period and (g) any Subsequent Recoveries on the Mortgage Loans in that Loan Group received during the related Prepayment Period minus (y) all Advances on the Mortgage Loans in that Loan Group relating to principal and certain expenses reimbursable pursuant to Section 6.03 and reimbursed since the immediately preceding Due Date.

         Principal Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.05(c) in the name of the Trustee for the benefit of the Holders of the Class P Certificates and designated "The Bank of New York in trust for registered holders of CWALT, Inc., Alternative Loan Trust 2006-OC8, Mortgage Pass-Through Certificates, Series 2006-OC8." Funds in the Principal Reserve Fund shall be held in trust for the Holders of the Class P Certificates for the uses and purposes set forth in this Agreement.

         Priority Amount: Not applicable.

         Priority Percentage: Not applicable.

         Private Certificate: As specified in the Preliminary Statement.

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

         Prospectus: The prospectus dated August 29, 2006 generally relating to mortgage pass-through certificates to be sold by the Depositor.

         Prospectus Supplement: The prospectus supplement dated September 29, 2006 relating to the Offered Certificates.

         PUD: Planned Unit Development.

         Purchase Price: With respect to any Mortgage Loan required to be purchased by the applicable Seller pursuant to Section 2.02 or 2.03 or purchased at the option of the Master Servicer pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is Countrywide and Countrywide is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section
2.03 that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

         Qualified Bidder: With respect to any auction pursuant to Section 9.04, any institution that is a regular purchaser and/or seller in the secondary market of residential mortgage loans as determined by the Trustee (or any advisor on its behalf), in its sole discretion, and any holder of an interest in the Class C Certificates; provided, however, that neither Countrywide nor any of its affiliates shall constitute a Qualified Bidder.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

         Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, identified as a "Rating Agency" under the Underwriter's Exemption, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References in this Agreement to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of Realized Losses with respect to that Mortgage Loan will be reduced by the amount of such Subsequent Recoveries.

         Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

         Record Date: With respect to any Distribution Date and the Delay Certificates, the last Business Day of the month preceding the month of a Distribution Date. With respect to any Distribution Date and the Non-Delay Certificates, the Business Day immediately preceding such Distribution Date, or if such Certificates are no longer Book-Entry Certificates, the last Business Day of the month preceding the month of such Distribution Date.

         Reference Bank: As defined in Section 4.08(b).

         Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

         Regular Certificates: As specified in the Preliminary Statement.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act: The Servicemembers Civil Relief Act and any similar state or local laws.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Event: Any event required to be reported on Form 8-K, and in any event, the following:

                  (a) entry into a definitive agreement related to the Trust Fund, the Certificates or the Mortgage Loans, or an amendment to a Transaction Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

                  (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement

         (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

                  (c) with respect to the Master Servicer only, if the Master Servicer becomes aware of any bankruptcy or receivership with respect to Countrywide, the Depositor, the Master Servicer, any Subservicer, the Trustee, the Swap Counterparty, any enhancement or support provider contemplated by Items 1114(b) or 1115 of Regulation AB, or any other material party contemplated by Item 1101(d)(1) of Regulation AB;

                  (d) with respect to the Trustee, the Master Servicer and the Depositor only, the occurrence of an early amortization, performance trigger or other event, including an Event of Default under this Agreement;

                  (e) the resignation, removal, replacement, substitution of the Master Servicer, any Subservicer or the Trustee;

                  (f) with respect to the Master Servicer only, if the Master Servicer becomes aware that (i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement; (ii) any material enhancement specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more classes of the Certificates; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through
         (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more classes of the Certificates has been materially amended or modified; and

                  (g) with respect to the Trustee, the Master Servicer and the Depositor only, a required distribution to Holders of the Certificates is not made as of the required Distribution Date under this Agreement.

         Reporting Subcontractor: With respect to the Master Servicer or the Trustee, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally

         Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N to this Agreement, as appropriate.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

         Residual Certificates: As specified in the Preliminary Statement.

         Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Rolling Sixty-Day Delinquency Rate: With respect to any Distribution Date on or after the Stepdown Date, the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

         Sarbanes-Oxley Certification: As defined in Section 11.05.

         Scheduled Balances: Not applicable.

         Scheduled Classes: As specified in the Preliminary Statement.

         Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in this Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

         Securities Act: The Securities Act of 1933, as amended.

         Seller: Countrywide, Park Granada, Park Monaco or Park Sienna, as applicable.

         Senior Certificates: As specified in the Preliminary Statement.

         Senior Enhancement Percentage: With respect to a Distribution Date on and after the Stepdown Date, the fraction (expressed as a percentage) (1) the numerator of which is the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over (b) (i) before the Class Certificate Balances of the Senior Certificates have been reduced to zero, the sum of the Class Certificate Balances of the Senior Certificates, or
(ii) after the Class Certificate Balances of the Senior Certificates have been reduced to zero, the Class Certificate Balance of the most senior Class of Subordinate Certificates outstanding as of the preceding Master Servicer Advance Date and (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

         Senior Principal Distribution Allocation Amount: For any Distribution Date, (a) with respect to the Group 1 Senior Certificates, the Group 1 Senior Principal Distribution Amount and (b) with respect to the Group 2 Senior Certificates, the Group 2 Senior Principal Distribution Amount.

         Senior Principal Distribution Target Amount: As to any Distribution Date, the excess of (x) the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date, over (y) the lesser of
(i) 85.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of such Distribution Date (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the related Prepayment Period) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of such Distribution Date (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the related Prepayment Period), minus the OC Floor.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

         Shift Percentage: Not applicable.

         Sixty-Day Delinquency Rate: With respect to any Distribution Date on or after the Stepdown Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the related Prepayment Period).

         Startup Day: The Closing Date.

         Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) minus the sum of: (i) any previous partial Principal Prepayments and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor, (ii) Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) received in the prior calendar month and Principal Prepayments received through the last day of the related Prepayment Period, in each case, with respect to that Mortgage Loan and (iii) any Realized Loss previously incurred in connection with a Deficient Valuation. The Stated Principal Balance of any Mortgage Loan that becomes a Liquidated Mortgage Loan will be zero on each date following the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan.

         Stepdown Date: The earlier to occur of: (1) the Distribution Date immediately following the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero, and (2) the later to occur of (x) the Distribution Date in October 2009 and (y) the first Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (after calculating anticipated distributions on such Distribution
Date) is less than or equal to 85.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to Principal Prepayments, the principal portion of any Liquidation Proceeds and any Subsequent Recoveries received in the Prepayment Period related to that prior Due Date).

         Stepdown Target Subordination Percentage: With respect to any Class of Subordinated Certificates, the respective percentage indicated in the following table:

                                                          Stepdown Target
                                                           Subordination
                                                             Percentage
                                                      -------------------------
                Class M-1......................                11.30%
                Class M-2......................                8.70%
                Class M-3......................                7.10%
                Class M-4......................                6.10%
                Class M-5......................                5.10%
                Class M-6......................                4.10%
                Class M-7......................                3.10%
                Class M-8......................                2.10%
                Class M-9......................                1.10%


         Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to Countrywide's Streamlined Loan Documentation Program then in effect. For the purposes of this Agreement, a Mortgagor is eligible for a mortgage pursuant to Countrywide's Streamlined Loan Documentation Program if that Mortgagor is refinancing an existing mortgage loan that was originated or acquired by Countrywide where, among other things, the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve month period.

         Strip REMIC: As defined in the Preliminary Statement.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Master Servicer or a Subservicer or the Trustee, as the case may be.

         Subordinated Certificates: As specified in the Preliminary Statement.

         Subordinated Class Principal Distribution Target Amount: With respect to any Distribution Date and any Class of Subordinated Certificates and Distribution Date will equal the excess of: (1) the sum of: (a) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount for such Distribution Date), (b) the aggregate Class Certificate Balance of any Class(es) of Subordinated Certificates that are senior to the subject Class (in each case, after taking into account distribution of the Subordinated Class Principal Distribution Target Amount(s) for such more senior Class(es) of Certificates for such Distribution Date), and (c) the Class Certificate Balance of the subject Class of Subordinated Certificates immediately prior to such Distribution Date over (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject Class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in the Mortgage Pool for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in the Mortgage Pool for such Distribution Date minus the OC Floor; provided, however, that if such Class of Subordinated Certificates is the only Class of Subordinated Certificates outstanding on such Distribution Date, that Class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

         Subordinate Net Rate Cap: For each Distribution Date, the weighted average of the Group 1 Net Rate Cap and the Group 2 Net Rate Cap weighted on the basis of the respective Subordinate Portion of their corresponding Loan Groups.

         Subordinate Portion: For any Distribution Date and Loan Group, the excess of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the Due Date in the prior month (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate Class Certificate Balance of the Group 1 Senior Certificates in the case of Loan Group 1 and the aggregate Class Certificate Balance of the Group 2 Senior Certificates in the case of Loan Group 2, in each case, immediately prior to such Distribution Date.

         Subsequent Periodic Rate Cap: As to each Mortgage Loan and the related Mortgage Note, the provision therein that limits permissible increases and decreases in the Mortgage Rate on the each Adjustment Date after the first Adjustment Date for that Mortgage Loan to not more than the amount set forth therein.

         Subsequent Recoveries: As to any Distribution Date and Loan Group, with respect to a Liquidated Mortgage Loan in that Loan Group that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08) specifically related to such Liquidated Mortgage Loan after the classification of such Mortgage Loan as a Liquidated Mortgage Loan.

         Subservicer: Any person to whom the Master Servicer has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

         Substitute Mortgage Loan: A Mortgage Loan substituted by the applicable Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;
(iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) have a maximum interest rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (vi) have a minimum interest specified in its related mortgage note not more than 1% per annum higher or lower than the minimum mortgage rate of the Deleted Mortgage Loan; (vii) have the same mortgage index reset period and periodic rate cap as the Deleted Mortgage Loan and a gross margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and (ix) comply with each representation and warranty set forth in Section 2.03.

         Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03.

         Successful Auction: An auction held pursuant to Section 9.04 at which at least three Qualified Bidders submitted bids and at least one of those bids was an Acceptable Bid Amount.

         Swap Account: The Certificate Swap Account or the Class 2-A-2A Swap Account, as applicable.

         Swap Contract: The Class 2-A-2A Swap Contract or the Certificate Swap Contract, as applicable.

         Swap Contract Administration Agreement: The swap contract administration agreement dated as of the Closing Date among Countrywide, the Trustee and the Swap Contract Administrator, a form of which is attached hereto as Exhibit S-3.

         Swap Contract Administrator: The Bank of New York, in its capacity as swap contract administrator under the Swap Contract Administration Agreement and its successors and assigns.

         Swap Contract Termination Date: The Class 2-A-2A Swap Contract Termination Date or the Certificate Swap Contract Termination Date, as applicable.

         Swap Counterparty: The Class 2-A-2A Swap Counterparty or the Certificate Swap Counterparty, as applicable.

         Swap Counterparty Trigger Event: A Swap Termination Payment that is triggered upon (i) an "Event of Default" under a Swap Contract with respect to which the applicable Swap Counterparty is the sole "Defaulting Party" (as defined in such Swap Contract) or (ii) a "Termination Event" (other than an Illegality or a Tax Event (as such terms are defined in such Swap Contract)) or "Additional Termination Event" under a Swap Contract with respect to which the applicable Swap Counterparty is the sole "Affected Party" (as defined in such Swap Contract).

         Swap Fee: For any Distribution Date prior to the termination of the Class 2-A-2A Swap Contract, the product of (i) 0.05% per annum for any Distribution Date on or before the Optional Termination Date or 0.10% per annum for any Distribution Date after the Optional Termination Date, (ii) a notional amount equal to the Class Certificate Balance of the Class 2-A-2A Certificates immediately prior to such Distribution Date and (iii) the number of days in the related calculation period (calculated on the basis of the actual number of days) divided by 360.

         Swap Termination Payment: The payment payable to either party under a Swap Contract due to an early termination of such Swap Contract.

         Swap Trust: The trust fund established by Section 4.09.

         Swap Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Holders of the LIBOR Certificates under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

         Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and Treasury regulation ss. 301.6231(a)(7)1. Initially, the Tax Matters Person shall be the Trustee.

         Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

         Termination Price: As defined in Section 9.01.

         Terminator: As defined in Section 9.01.

         Transaction Documents: This Agreement, the Swap Contracts, the Swap Administration Agreement and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

         Trigger Event: With respect to a Distribution Date on or after the Stepdown Date, either a Delinquency Trigger Event or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

         Trust Fund: The corpus of the trust created under this Agreement consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance of the Mortgage Loans; (ii) the Certificate Account, the Distribution Account and the Carryover Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

         Trustee: The Bank of New York and its successors and, if a successor trustee is appointed under this Agreement, such successor.

         Trustee Advance Rate: With respect to any Advance made by the Trustee pursuant to Section 4.01(b), a per annum rate of interest determined as of the date of such Advance equal to the Prime Rate in effect on such date plus 5.00%.

         Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

         Trustee Fee Rate: With respect to each Mortgage Loan, 0.009% per annum.

         Underwriters: As specified in the Preliminary Statement.

         Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

         Unpaid Realized Loss Amount: For any Class of LIBOR Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that Class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that Class of Subsequent Recoveries to the Class Certificate Balance of that Class pursuant to Section 4.02(h).

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to each of the Class A-R, Class C and Class P Certificates, and (c) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

         Weighted Average Adjusted Net Mortgage Rate: As to any Distribution Date, the average of the Adjusted Net Mortgage Rates on the Mortgage Loans, weighted on the basis of the Stated Principal Balance of each Mortgage Loan as of the Due Date in the prior calendar month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date).

         Winning Bidder: With respect to a Successful Auction, the Qualified Bidder that bids the highest price.

         SECTION 1.02. Certain Interpretive Provisions.

         All terms defined in this Agreement shall have the defined meanings when used in any certificate, agreement or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires:
(a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate, agreement or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate, agreement or document); (c) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term "including" means "including without limitation"; (e) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any agreement refer to that agreement as amended from time to time; (g) references to any Person include that Person's permitted successors and assigns; and (h) a Mortgage Loan is "30 days delinquent" if any Scheduled Payment has not been received by the close of business on the day immediately preceding the Due Date on which the next Scheduled Payment is due. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. Conveyance of Mortgage Loans

         (a) Each Seller, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all its respective right, title and interest in and to the related Mortgage Loans, including all interest and principal received or receivable by such Seller, on or with respect to the applicable Mortgage Loans after the Cut-off Date and all interest and principal payments on the related Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, Countrywide shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of the Delay Delivery Mortgage Loans (which may include Countrywide Mortgage Loans, Park Granada Mortgage Loans, Park Monaco Mortgage Loans and Park Sienna Mortgage Loans), such delivery may take place within thirty (30) days following the Closing Date). Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Sellers and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first applicable Distribution Date, Countrywide shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan. On the Closing Date, Countrywide, as Seller, shall deposit $234,081.56 into the Distribution Account, $232,800 of which shall be allocated to the Principal Distribution Amount for Loan Group 1 and $1,281.56 of which shall be allocated to Interest Funds for Loan Group 1.

         (b) Immediately upon the conveyance of the Mortgage Loans referred to in clause (a), the Depositor sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require each Seller to cure any breach of a representation or warranty made in this Agreement by such Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

         (c) In connection with the transfer and assignment set forth in clause
(b) above, the Depositor has delivered or caused to be delivered to the Trustee (or, in the case of the Delay Delivery Mortgage Loans, will deliver or cause to be delivered to the Trustee within thirty (30) days following the Closing Date) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

                           (i) (A) the original Mortgage Note endorsed by manual
                  or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

                           (B) with respect to any Lost Mortgage Note, a lost
                  note affidavit from Countrywide stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

                      (ii) except as provided below and for each Mortgage Loan
                  that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage, with recording information, (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage or a copy of such mortgage, with recording information, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                      (iii) in the case of each Mortgage Loan that is not a MERS
                  Mortgage Loan, a duly executed assignment of the Mortgage or a copy of such assignment, with recording information, (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage or a copy of such assignment, with recording information, (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

                      (iv) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any;

                      (v) except as provided below, the original or a copy of
                  lender's title policy or a printout of the electronic equivalent and all riders thereto; and

                      (vi) in the case of a Cooperative Loan, the originals of
                  the following documents or instruments:

                             (A) The Coop Shares, together with a stock power in
                         blank;

                             (B) The executed Security Agreement;

                             (C) The executed Proprietary Lease;

                             (D) The executed Recognition Agreement;

                             (E) The executed UCC-1 financing statement with
                         evidence of recording thereon which have been filed in all places required to perfect the applicable Seller's interest in the Coop Shares and the Proprietary Lease; and

                             (F) The executed UCC-3 financing statements or
                         other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

         In addition, in connection with the assignment of any MERS Mortgage Loan, each Seller agrees that it will cause, at the Trustee's expense, the MERS(R) System to indicate that the Mortgage Loans sold by such Seller to the Depositor have been assigned by that Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. Each Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan sold by such Seller to the Depositor during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage or a copy of such mortgage, with recording information, or (b) all interim recorded assignments or a copy of such assignments, with recording information, or (c) the lender's title policy or a copy of lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii),
(iii) or (v) above, respectively, concurrently with the execution and delivery of this Agreement because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause
(v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or a copy of such mortgage, with recording information, or such interim assignment or a copy of such assignments, with recording information, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, Countrywide shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

         As promptly as practicable subsequent to such transfer and assignment, and in any event, within one-hundred twenty (120) days after such transfer and assignment, the Trustee shall (A) as the assignee thereof, affix the following language to each assignment of Mortgage: "CWALT, Inc., Series 2006-OC8, The Bank of New York, as trustee", (B) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (C) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that,
(i) with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof and (ii) the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan, the Mortgaged Property and Mortgage File relating to which are located in any jurisdiction (including Puerto Rico) under the laws of which the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan as evidenced by an opinion of counsel delivered by Countrywide to the Trustee within 90 days of the Closing Date (which opinion may be in the form of a "survey" opinion and is not required to be delivered by counsel admitted to practice law in the jurisdiction as to which such legal opinion applies).

         In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05.

         Notwithstanding anything to the contrary in this Agreement, within thirty (30) days after the Closing Date with respect to the Mortgage Loans, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall either (i) deliver to the Depositor, or at the Depositor's direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) either (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if Countrywide fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the thirty (30)-day period provided in the prior sentence, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in
Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall have five (5) Business Days to cure such failure to deliver. At the end of such thirty (30)-day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such thirty (30)-day period in accordance with the provisions of Section 2.02.

         Each Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans sold by such Seller to the Depositor and has agreed to take the actions specified herein. The Depositor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all right title and interest in the portion of the Trust Fund not otherwise conveyed to the Trust Fund pursuant to Sections 2.01(a) or (b).

         (d) Neither the Depositor nor the Trust will acquire or hold any Mortgage Loan that would violate the representations made by Countrywide set forth in clause (50) of Schedule III-A hereto.

         SECTION 2.02. Acceptance by Trustee of the Mortgage Loans.

         (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F-1 (an "Initial Certification") and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

         The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) an Initial Certification in the form annexed to this Agreement as Exhibit F-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to the Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

         On or about the thirtieth (30th) day after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) a Delay Delivery Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit G-1 (a "Delay Delivery Certification"), with any applicable exceptions noted thereon.

         Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) a Final Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit H-1 (a "Final Certification"), with any applicable exceptions noted thereon.

         If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if Countrywide does not correct or cure such defect within such period, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) that has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) and shall execute and deliver at Countrywide's (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) request such instruments of transfer or assignment prepared by Countrywide, in each case without recourse, as shall be necessary to vest in Countrywide (on its own behalf and on behalf of Park Granada, Park

Monaco and Park Sienna), or its designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) or its designee and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) or its designee as the beneficial holder of such Mortgage Loan.

         (b) [Reserved].

         (c) [Reserved].

         (d) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth in this Agreement. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

         (e) It is understood and agreed that the respective obligations of each Seller to substitute for or to purchase any Mortgage Loan sold to the Depositor by it which does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against that Seller.

         SECTION 2.03. Representations, Warranties and Covenants of the Sellers
                       and Master Servicer.

         (a) Countrywide hereby makes the representations and warranties set forth in (i) Schedule II-A, Schedule II-B, Schedule II-C and Schedule II-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, (ii) Schedule III-A hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans, and (iii) Schedule III-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Countrywide Mortgage Loans. Park Granada hereby makes the representations and warranties set forth in (i) Schedule II-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and
(ii) Schedule III-C hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Park Granada Mortgage Loans. Park Monaco hereby makes the representations and warranties set forth in (i) Schedule II-C hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and (ii) Schedule III-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Park Monaco Mortgage Loans. Park Sienna hereby makes the representations and warranties set forth in (i) Schedule II-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and (ii) Schedule III-E hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date with respect to the Mortgage Loans that are Park Sienna Mortgage Loans.

         (b) The Master Servicer hereby makes the representations and warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date.

         (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty with respect to a Mortgage Loan made pursuant to
Section 2.03(a) that materially and adversely affects the interests of the Certificateholders in that Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties, the NIM Insurer and the Swap Counterparty. Each Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty with respect to a Mortgage Loan sold by it pursuant to Section 2.03(a) that materially and adversely affects the interests of the Certificateholders in that Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan. The Seller repurchasing a Mortgage Loan pursuant to this Section 2.03(c) shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, a Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding that Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Any breach of a representation set forth in clauses
(45) through (64) of Schedule III-A with respect to a Mortgage Loan in Loan Group 1 shall be deemed to materially and adversely affect the Certificateholders.

         With respect to any Substitute Mortgage Loan or Loans sold to the Depositor by a Seller, Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute

Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the related Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter that Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the related Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(a) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the related Seller and shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna), in each case without recourse, as shall be necessary to vest title in that Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

         For any month in which a Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all Substitute Mortgage Loans sold to the Depositor by that Seller as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans repurchased by that Seller (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Certificate Account by Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

         In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which that Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such

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Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

         The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

         SECTION 2.04. Representations and Warranties of the Depositor as to the
                       Mortgage Loans.

         The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date of this Agreement or such other date set forth in this Agreement that as of the Closing Date, and following the transfer of the Mortgage Loans to it by each Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

         The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of each Seller made pursuant to Section 2.03(a), together with all rights of the Depositor to require a Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency and the NIM Insurer.

         SECTION 2.05. Delivery of Opinion of Counsel in Connection with
                       Substitutions.

         (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless Countrywide delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         (b) Upon discovery by the Depositor, a Seller, the Master Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties and the NIM Insurer. In connection therewith, the Trustee shall require Countrywide (on its own behalf and on behalf of Park Granada, Park Monaco and Park Sienna) at its option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage

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Loan for a breach of representation or warranty made pursuant to Section 2.03.
The Trustee shall reconvey to Countrywide the Mortgage Loan to be released pursuant to this Section in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

         SECTION 2.06. Execution and Delivery of Certificates.

         The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

         SECTION 2.07. REMIC Matters.

         The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. Each REMIC's fiscal year shall be the calendar year.

         SECTION 2.08. Covenants of the Master Servicer.

         The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

         (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

         (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.


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                                   ARTICLE III
                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

         SECTION 3.01. Master Servicer to Service Mortgage Loans.

         For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, subject to the terms of this Agreement
(i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(iii) to collect any Insurance Proceeds and other Liquidation Proceeds (which for the purpose of this Section 3.01 includes any Subsequent Recoveries), and
(iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created under this Agreement to fail to qualify as a REMIC or result in the imposition of any tax under section 860F(a) or section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

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

         In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         SECTION 3.02. Subservicing; Enforcement of the Obligations of
                       Subservicers.

         (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated under this Agreement; provided, however, that the NIM Insurer shall have consented to such subservicing agreements (which consent shall not be unreasonably withheld). Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

         (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

         SECTION 3.03. Rights of the Depositor, the NIM Insurer and the Trustee
                       in Respect of the Master Servicer.

         The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. None of the Trustee, the NIM Insurer or the Depositor shall have any responsibility or liability for any action

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or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         SECTION 3.04. Trustee to Act as Master Servicer.

         In the event that the Master Servicer shall for any reason no longer be the Master Servicer under this Agreement (including by reason of an Event of Default or termination by the Depositor), the Trustee or its successor shall then assume all of the rights and obligations of the Master Servicer under this Agreement arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 or any acts or omissions of the predecessor Master Servicer under this Agreement), (ii) obligated to make Advances if it is prohibited from doing so by applicable law,
(iii) obligated to effectuate repurchases or substitutions of Mortgage Loans under this Agreement including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer under this Agreement). Any such assumption shall be subject to Section 7.02. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default or termination by the Depositor), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

         The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

         SECTION 3.05. Collection of Mortgage Loan Payments; Certificate
                       Account; Distribution Account; Carryover Reserve Fund; Principal Reserve Fund.

         (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or, subject to Section 3.20, any Prepayment Charge or penalty interest in connection with the prepayment of a Mortgage Loan and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. In addition, the NIM Insurer's prior written consent shall be required for any waiver of Prepayment Charges or for the extension of the due dates for payments due on a Mortgage Note, if the aggregate number of outstanding Mortgage Loans that

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have been granted such waivers or extensions exceeds 5% of the aggregate number of Mortgage Loans. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

         (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited no later than two Business Days after receipt (or, if the current long-term credit rating of Countrywide is reduced below "A-" by S&P or "A3" by Moody's, the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt), except as otherwise specifically provided in this Agreement, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited under this Agreement:

                  (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

                  (ii) all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee, Prepayment Interest Excess and any lender paid mortgage insurance premiums;

                  (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of a Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

                  (iv) any amount required to be deposited by the Master Servicer or the Depositor in connection with any losses on Permitted Investments for which it is responsible;

                  (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(c) and in respect of net monthly rental income from REO Property pursuant to Section 3.11;

                  (vi) all Substitution Adjustment Amounts;

                  (vii) all Advances made by the Master Servicer pursuant to
         Section 4.01;

                  (viii) all payments on account of Prepayment Charges on the Mortgage Loans; and

                  (ix) any other amounts required to be deposited under this Agreement.

         In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in

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

an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the related Master Servicing Fee.

         The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision in this Agreement to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with
Section 3.08.

         (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, a Principal Reserve Fund in the name of the Trustee. On the Closing Date, the Depositor shall deposit into the Principal Reserve Fund $100. Funds on deposit in the Principal Reserve Fund shall not be invested. The Principal Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC created under this Agreement. Amounts on deposit in the Principal Reserve Fund shall not be invested.

         (d) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain in the Distribution Account the following:

                  (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.08(a)(ix);

                  (ii) any amount deposited by the Master Servicer or the Depositor pursuant to Section 3.05(e) in connection with any losses on Permitted Investments for which it is responsible; and

                  (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

         In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision in this Agreement to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

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

         (e) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account, or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided in this Agreement. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this
Section 3.05.

         (f) The Master Servicer shall give notice to the Trustee, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account or the Carryover Reserve Fund prior to any change thereof.

         (g) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Offered Certificates, the Carryover Reserve Fund and shall deposit $1,000 therein upon receipt from or on behalf of the Depositor of such amount. The Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

         Funds in the Carryover Reserve Fund may be invested in Permitted Investments at the direction of the Majority of the Holders of the Class C Certificates, which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Carryover Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class C Certificates. In the absence of such written direction, all funds in the Carryover Reserve Fund shall be invested by the Trustee in The Bank of New York cash reserves. Any net investment earnings on such amounts shall be retained therein until withdrawn as provided in Section 3.08. Any losses incurred in the Carryover Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Carryover Reserve Fund (or such investments) immediately as realized. The Trustee shall not be liable for

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

the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover Reserve Fund and made in accordance with this Section 3.05. The Carryover Reserve Fund will not constitute an asset of any REMIC created hereunder. The Class C Certificates shall evidence ownership of the Carryover Reserve Fund for federal tax purposes.

         SECTION 3.06. Collection of Taxes, Assessments and Similar Items;
                       Escrow Accounts.

         (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing in this Agreement shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments and insurance premiums) and
3.09 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01. The Escrow Accounts shall not be a part of the Trust Fund.

         (c) The Master Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

         SECTION 3.07. Access to Certain Documentation and Information Regarding
                       the Mortgage Loans.

         The Master Servicer shall afford each Seller, the Depositor, the NIM Insurer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

         Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder and/or Certificate Owner which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder and/or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be

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

reimbursed by each such Certificateholder and/or Certificate Owner for actual expenses incurred by the Master Servicer in providing such reports and access. Upon request, the Master Servicer shall furnish to the Trustee and the NIM Insurer its most recent publicly available financial statements and any other information relating to its capacity to perform its obligations under this Agreement reasonably requested by the NIM Insurer.

         SECTION 3.08. Permitted Withdrawals from the Certificate Account, the
                       Distribution Account, the Carryover Reserve Fund and the Principal Reserve Fund.

         (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

                  (i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14 and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

                  (ii) to reimburse each of the Master Servicer and the Trustee for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

                  (iii) to reimburse each of the Master Servicer and the Trustee for any Nonrecoverable Advance previously made by it;

                  (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

                  (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Master Servicing Fees as provided in Section 3.11;

                  (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received on such Mortgage Loan after the date of such purchase;

                  (vii) to reimburse the Sellers, the Master Servicer, the NIM Insurer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

                  (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

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

                  (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Interest Remittance Amount, Principal Remittance Amount, Prepayment Charge Amount collected and the Trustee Fee for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

                  (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

         (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders and remittance to the Swap Accounts, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the third paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

                  (i) to pay to itself the Trustee Fee for the related Distribution Date;

                  (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

                  (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein;

                  (iv) to reimburse the Trustee for any unreimbursed Advances made by it pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (iv) being limited to (x) amounts received on the related Mortgage Loan(s) in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(ii) hereof;

                  (v) to reimburse the Trustee for any Nonrecoverable Advance previously made by the Trustee pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (v) being limited to amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(iii) hereof; and

                  (vi) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

         (c) The Trustee shall withdraw funds from the Carryover Reserve Fund for distribution to the LIBOR Certificates and the Class C Certificates in the manner specified in Section 4.02(e) (and to withhold from the amounts so withdrawn the amount of any taxes that it

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is authorized to retain pursuant to the third paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Carryover Reserve Fund for the following purposes:

                  (i) to withdraw any amount deposited in the Carryover Reserve Fund and not required to be deposited therein; and

                  (ii) to clear and terminate the Carryover Reserve Fund upon the termination of this Agreement pursuant to Section 9.01.

         (d) On the Business Day before the Class P Principal Distribution Date, the Trustee shall transfer $100.00 from the Principal Reserve Fund to the Distribution Account and shall distribute such amount to the Class P Certificates on the Class P Principal Distribution Date. Following the distributions to be made in accordance with the preceding sentence, the Trustee shall then terminate the Principal Reserve Fund.

         SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary
                       Insurance Policies.

         (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of proceeds of liquidation of the Mortgage Loan or Subsequent Recoveries to the extent permitted by Section 3.08. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the outstanding principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

         (b) [Reserved].

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

         (c) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

         Except with respect to any Lender PMI Mortgage Loans, the Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. With respect to the Lender PMI Mortgage Loans, the Master Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise provided for in the related Mortgage Note or prohibited by law.

         The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related proceeds of liquidation and Subsequent Recoveries.

         (d) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

         SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption
                       Agreements.

         (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered

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

before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

         SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase of
                       Certain Mortgage Loans.

         (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement

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

to itself of such expenses and (ii) that such expenses will be recoverable to it through the proceeds of liquidation of the Mortgage Loan and Subsequent Recoveries (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the Mortgage Loan and Subsequent Recoveries with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

         With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

         In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Trust Fund. In that event, the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are

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

outstanding, and that the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

         The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

         The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Master Servicing Fees; second, to reimburse the Master Servicer or the Trustee for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer or the Trustee pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated

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

Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.14.

         The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 151 days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer may only exercise this right on or before the next to the last day of the calendar month which such Mortgage Loan became 151 days delinquent (such month, the "Eligible Repurchase Month"); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer pursuant to this Section in any ensuing Eligible Repurchase Month. The Master Servicer, in its sole discretion, shall also have the right to purchase for its own account from the Trust Fund at a price equal to the Purchase Price any Eligible EPD Protected Mortgage Loan. The Master Servicer's right to purchase any such Eligible EPD Protected Mortgage Loan shall expire on the 270th day following the date on which such Mortgage Loan became an Eligible EPD Protected Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this Section 3.11 shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N to this Agreement, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         (b) Countrywide may agree to a modification of any Mortgage Loan (the "Modified Mortgage Loan") if (i) the modification is in lieu of a refinancing and (ii) the Mortgage Rate on the Modified Mortgage Loan is approximately a prevailing market rate for newly originated mortgage loans having similar terms and (iii) Countrywide purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to Countrywide and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to Countrywide. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Trustee shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

         Countrywide shall remit to the Master Servicer and the Master Service shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.05 within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to Countrywide the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Countrywide any Modified Mortgage Loan previously transferred and assigned pursuant

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

hereto. Countrywide covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (b), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by Countrywide (but such obligation shall not prevent Countrywide or any other appropriate Person from in good faith contesting any such tax in appropriate proceedings and shall not prevent Countrywide from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). Countrywide shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund or Countrywide.

         SECTION 3.12. Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N of this Agreement. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation on the Mortgage Note. The Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

         If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

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

         SECTION 3.13. Documents, Records and Funds in Possession of Master
                       Servicer to be Held for the Trustee.

         Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds and any Subsequent Recoveries, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

         SECTION 3.14. Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee; provided, that the aggregate Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, with respect to such Distribution Date, but not by more than the Compensating Interest for that Distribution Date, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to Section 2.01(a) and not so deposited.

         Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

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

         SECTION 3.15. Access to Certain Documentation.

         The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders and/or Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         The Master Servicer acknowledges that as part of its servicing activities, the Master Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files related to the Mortgage Loans to Equifax, Experian and Trans Union Credit Information Company (three of the nationally recognized credit bureaus) on a monthly basis.

         SECTION 3.16. Annual Statement as to Compliance.

         (a) The Master Servicer shall deliver to the Depositor and the Trustee on or before March 15 of each year, commencing with its 2007 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year (or applicable portion thereof) and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         (b) The Master Servicer shall cause each Subservicer to deliver to the Depositor and the Trustee on or before March 15 of each year, commencing with its 2007 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Subservicer during the preceding calendar year (or applicable portion thereof) and of the performance of the Subservicer under the applicable Subservicing Agreement or primary servicing agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such Subservicer has fulfilled all its obligations under the applicable Subservicing Agreement or primary servicing agreement, in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         (c) The Trustee shall forward a copy of each such statement to each Rating Agency.

         SECTION 3.17. Errors and Omissions Insurance; Fidelity Bonds.

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         The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

         SECTION 3.18. Notification of Adjustments.

         On each Adjustment Date, the Master Servicer shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and applicable regulations. The Master Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and applicable regulations regarding interest rate adjustments. The Master Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such interest rate adjustments and the Master Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Master Servicer or the Trustee that the Master Servicer has failed to adjust or has incorrectly adjusted a Mortgage Rate or a monthly payment pursuant to the terms of the related Mortgage Note and Mortgage, the Master Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Master Servicer shall be held harmless with respect to any interest rate adjustments made by any servicer prior to the Master Servicer.

         SECTION 3.19. The Swap Contracts.

         Countrywide shall cause The Bank of New York to enter into the Swap Contract Administration Agreement and shall assign all of its right, title and interest in and to the interest rate swap transactions evidenced by the Swap Contracts to, and shall cause all of its obligations in respect of such transaction to be assumed by, the Swap Contract Administrator, on the terms and conditions set forth in the Certificate Swap Contract Assignment Agreement and the Class 2-A-2A Swap Contract Assignment Agreement. The Trustee's rights to receive certain proceeds of the Swap Contracts as provided in the Swap Contract Administration Agreement shall be rights of the Trustee as Swap Trustee hereunder, shall be an asset of the Swap Trust and shall not be an asset of the Trust Fund nor of any REMIC. The Swap Trustee shall deposit any amounts received from time to time from the Swap Contract Administrator with respect to each Swap Contract into the applicable Swap Account. The Master Servicer shall deposit any amounts received on behalf of the Swap Trustee from time to time with respect to each Swap Contract into the applicable Swap Account.

         On the Business Day preceding each Distribution Date, the Swap Trustee shall notify the Swap Contract Administrator of any amounts distributable to the Covered Certificates pursuant to Section 4.02(d)(iii) through (viii) that will remain unpaid following all distributions to be made on such Distribution Date pursuant to Section 4.02(a) through (c).

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         No later than two Business Days following each Distribution Date, the
Trustee shall provide the Swap Contract Administrator with information regarding the aggregate Class Certificate Balance of the LIBOR Certificates after all distributions on such Distribution Date.

         Upon the Swap Contract Administrator obtaining actual knowledge of the rating of a Swap Counterparty falling below the Approved Rating Thresholds (as defined in the applicable Swap Contract) or upon the Swap Contract Administrator obtaining actual knowledge of a Ratings Event (as defined in the applicable Swap Contract), the Swap Trustee shall direct the Swap Contract Administrator to (i) demand payment of the Delivery Amount (as defined in the applicable ISDA Credit Support Annex) on each Valuation Date (as defined in the applicable ISDA Credit Support Annex) and to perform its other obligations in accordance with the applicable ISDA Credit Support Annex or (ii) take such other action required under the applicable Swap Contract. If a Delivery Amount is demanded, the Swap Trustee shall set up an account in accordance with ISDA Credit Support Annex to hold cash or other eligible investments pledged under the applicable ISDA Credit Support Annex. Any cash or other eligible investments pledged under such ISDA Credit Support Annex shall not be part of the Distribution Account or either Swap Account unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Swap Contract Administrator pursuant to the related Swap Contract. If Eligible Credit Support (as defined in the applicable ISDA Credit Support Annex) with a value equal to the Delivery Amount is not delivered, the Swap Trustee shall direct the Swap Contract Administrator to notify the related Swap Counterparty of such failure.

         Upon the Swap Trustee obtaining actual knowledge of an Event of Default (as defined in a Swap Contract) or Termination Event (as defined in each Swap Contract) for which the Swap Contract Administrator has the right to designate an Early Termination Date (as defined in that Swap Contract), the Swap Trustee shall act at the written direction of the Depositor as to whether to direct the Swap Contract Administrator to designate an Early Termination Date; provided, however, that the Swap Trustee shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of a Swap Contract under the circumstances contemplated by this Section 3.19, the Swap Trustee shall use its reasonable best efforts to enforce the rights of the Swap Contract Administrator as may be permitted by the terms of such Swap Contract and consistent with the terms hereof, and, with respect to the Certificate Swap Contract, Countrywide shall assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Certificate Swap Contract.

                  In the event that the swap counterparty in respect of a replacement swap contract pays any upfront amount to the Swap Contract Administrator in connection with entering into the replacement swap contract and such upfront amount is received by the Swap Contract Administrator prior to the Distribution Date on which any Swap Termination Payment will be payable to the Certificate Swap Counterparty in respect of the original Certificate Swap Contract, a portion of that upfront amount equal to the lesser of (x) that upfront amount and (y) the amount of the Swap Termination Payment due to the Certificate Swap Counterparty in respect of the original Certificate Swap Contract (the "Adjusted Replacement Upfront Amount") shall be included in Interest Funds for Loan Group 1 and Loan Group 2 pro rata based on their respective Interest Funds for that Distribution Date and any upfront amount in excess of the Adjusted Replacement Upfront Amount shall be distributed to Countrywide and will not be available to

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make distributions in respect of any Class of Certificates. Any upfront amount paid to the Swap Contract Administrator by the swap counterparty in respect of a replacement swap contract after the Distribution Date on which any Swap Termination Payment will be payable to the Certificate Swap Counterparty in respect of the original Certificate Swap Contract shall be retained by the Swap Contract Administrator and remitted to the Swap Trustee on subsequent Distribution Dates up to and including the Certificate Swap Contract Termination Date to pay any amounts distributable to the Covered Certificates pursuant to
Section 4.02(d)(iii) through (viii) that will remain unpaid following all distributions to be made on such Distribution Date pursuant to Section 4.02(a) through (c).

         Any portion of any Net Swap Payment or Swap Termination Payment payable by a Swap Counterparty and not remitted by the Swap Contract Administrator to the Swap Trustee with respect to any Distribution Date will be remitted to Countrywide and will not be available to make distributions in respect of any Class of Certificates.

         Each of the Class 2-A-2A Swap Counterparty and the Certificate Swap Counterparty shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of that Swap Counterparty's rights explicitly specified herein as if a party hereto.

         SECTION 3.20. Prepayment Charges.

         (a) Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Master Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) such Mortgage Loan is in default or the Master Servicer believes that such a default is imminent, and the Master Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. In the event of a Principal Prepayment in full or in part with respect to any Mortgage Loan, the Master Servicer shall deliver to the Trustee an Officer's Certificate substantially in the form of Exhibit S no later than the third Business Day following the immediately succeeding Determination Date with a copy to the Class P Certificateholders. If the Master Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Master Servicer, other than as provided above, the Master Servicer shall deliver to the Trustee, together with the Principal Prepayment in full or in part, the amount of such Prepayment Charge (or such portion thereof as had been waived) for deposit into the Certificate Account (not later than 1:00 p.m. Pacific time on the immediately succeeding Master Servicer Advance Date, in the case of such Prepayment Charge) for distribution in accordance with the terms of this Agreement.

         (b) Upon discovery by the Master Servicer or a Responsible Officer of the Trustee of a breach of the foregoing subsection (a), the party discovering the breach shall give prompt written notice to the other parties.

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         (c) Countrywide represents and warrants to the Depositor and the
Trustee, as of the Closing Date, that the information in the Prepayment Charge Schedule (including the attached prepayment charge summary) is complete and accurate in all material respects at the dates as of which the information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms under applicable state law, except as the enforceability thereof is limited due to acceleration in connection with a foreclosure or other involuntary payment.

         (d) Upon discovery by the Master Servicer or a Responsible Officer of the Trustee of a breach of the foregoing clause (c) that materially and adversely affects right of the Holders of the Class P Certificates to any Prepayment Charge, the party discovering the breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of breach, the Master Servicer shall cure the breach in all material respects or shall pay into the Certificate Account the amount of the Prepayment Charge that would otherwise be due from the Mortgagor, less any amount representing such Prepayment Charge previously collected and paid by the Master Servicer into the Certificate Account.

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                                   ARTICLE IV
                                DISTRIBUTIONS AND
                         ADVANCES BY THE MASTER SERVICER

         SECTION 4.01. Advances.

         (a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in
Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

         (b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee (each such notice a "Trustee Advance Notice"; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:30 P.M., New York time on a Master Servicer Advance Date, the Trustee shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency. All Advances made by the Trustee pursuant to this Section 4.01(b) shall accrue interest on behalf of the Trustee at the Trustee Advance Rate from and including the date such Advances are made to but excluding the date of repayment, with such interest being an obligation of the Master Servicer and not the Trust Fund. The Master Servicer shall reimburse the Trustee for the amount of any Advance made by the Trustee pursuant to this Section 4.01(b) together with accrued interest, not later than the fifth day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall have the right, but not the obligation, to immediately (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) subject to the limitations set forth in Section 3.04, assume all of the rights and obligations of the Master Servicer hereunder.

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         (c) The Master Servicer shall, not later than the close of business on the second Business Day immediately preceding each Distribution Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

         SECTION 4.02. Priorities of Distribution.

         (a) Distributions of Interest Funds. On each Distribution Date, the Interest Funds for such Distribution Date shall be allocated by the Trustee from the Distribution Account in the following order of priority:

                  (i) concurrently:

                           (A) from the Interest Funds for Loan Group 1 and Loan
                  Group 2, pro rata based on the Interest Funds for each Loan Group, to the Certificate Swap Account, the amount of any Net Swap Payment and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Certificate Swap Counterparty under the Certificate Swap Contract with respect to such Distribution Date; and

                           (B) from the Interest Funds for Loan Group 2, to the
                  Class 2-A-2A Swap Account, the amount of the Swap Fee payable to the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract with respect to such Distribution Date;

                  (ii) concurrently:

                           (A) from Interest Funds for Loan Group 1,
                  concurrently, to each Class of Group 1 Senior Certificates, the Current Interest and Interest Carry Forward Amount for such Class and such Distribution Date, pro rata, based on the amount of interest each such Class is entitled to receive on that Distribution Date; and

                           (B) from Interest Funds for Loan Group 2,
                  concurrently, to each Class of Group 2 Senior Certificates, the Current Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, pro rata, based on the amount of interest each such Class is entitled to receive on that Distribution Date; provided, however, that, prior to the termination of the Class 2-A-2A Swap Contract or if a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is due to the Class 2-A-2A Swap Counterparty, any amounts that would be distributed to the Class 2-A-2A Certificates in the absence of the Class 2-A-2A Swap Contract or such Swap Termination Payment, as applicable, will instead be distributed to the Class 2-A-2A Swap Account;

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

                  (iii) from the remaining Interest Funds for both Loan Groups to each Class of Senior Certificates, any remaining Current Interest and Interest Carry Forward Amount not paid pursuant to clauses
         (a)(ii)(A) or (a)(ii)(B) above, pro rata, based on their respective Class Certificate Balances, to the extent needed to pay any Current Interest and Interest Carry Forward Amount for each such Class; provided that Interest Funds remaining after such allocation to pay any Current Interest and Interest Carry Forward Amount based on their respective Class Certificate Balances, will be distributed to each Class of Senior Certificates with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount (after the distribution based on their respective Class Certificate Balances, pro rata, based on the amount of such remaining unpaid Current Interest and Interest Carry Forward Amount; provided, however, that, prior to the termination of the Class 2-A-2A Swap Contract or if a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is due to the Class 2-A-2A Swap Counterparty, any amounts that would be distributed to the Class 2-A-2A Certificates in the absence of the Class 2-A-2A Swap Contract or such Swap Termination Payment, as applicable, will instead be distributed to the Class 2-A-2A Swap Account;

                  (iv) from the remaining Interest Funds from both Loan Groups in the following order of priority:

                           (A) sequentially, to the Class M-1, Class M-2, Class
                  M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the Current Interest for each such Class and such Distribution Date; and

                           (B) any remainder as part of the Excess Cashflow.

         (b) Distributions of Principal Distribution Amount. On each Distribution Date, the Principal Distribution Amount from both Loan Groups for such Distribution Date shall be allocated by the Trustee from the Distribution Account in the following order of priority with all distributions pursuant to this clause (b) being made first from the Principal Remittance Amount:

                  (i) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, sequentially:

                           (A) concurrently:

                                    (1) from the Principal Distribution Amount
                           for Loan Group 1, sequentially:

                                             (a) to the Class A-R Certificates,
                                    until its Class Certificate Balance is
                                    reduced to zero,

                                            (b) concurrently, to the Class
                                    1-A-1, Class 1-A-2 and Class 1-A-3
                                    Certificates, pro rata, until their
                                    respective Class Certificate Balances are reduced to zero;

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

                                            (c) to the Classes of Group 2 Senior
                                    Certificates (after the distribution of the Principal Distribution Amount from Loan Group 2 as provided in clause
                                    4.02(b)(i)(A)(2)(a)), to be allocated among such Classes of Certificates in the order and priorities as provided in clause 4.02(b)(iii), until their respective Class Certificate Balances are reduced to zero; and

                                    (2) from the Principal Distribution Amount
                           for Loan Group 2, sequentially:

                                            (a) to the Classes of Group 2 Senior
                                    Certificates, to be allocated among such Classes of Certificates in the order and priorities as provided in clause 4.02(b)(iii), until their respective Class Certificate Balances are reduced to zero; and

                                            (b) concurrently, to the Class
                                    1-A-1, Class 1-A-2 and Class 1-A-3
                                    Certificates, pro rata (after the
                                    distribution of the Principal Distribution
                                    Amount from Loan Group 1 as provided in
                                    clause 4.02(b)(i)(A)(1)(b)), until their respective Class Certificate Balances are reduced to zero; and

                           (B) sequentially, to the Class M-1, Class M-2, Class
                  M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                           (C) any remainder as part of the Excess Cashflow.

                  (ii) For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, sequentially:

                           (A) in an amount up to the Senior Principal
                  Distribution Target Amount, pro rata based on the related Senior Principal Distribution Allocation Amount for the Class 1-A Certificates and the Group 2 Senior Certificates, concurrently:

                                    (1) in an amount up to the Group 1 Senior
                           Principal Distribution Amount, concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

                                    (2) in an amount up to the Group 2 Senior
                           Principal Distribution Amount, to the Classes of Group 2 Senior Certificates, to be allocated among such Classes of Certificates in the order and priorities as provided in clause 4.02(b)(iii), until their respective Class Certificate Balances are reduced to zero;

                           provided, however, that if (a) the aggregate Class Certificate Balance of the Group 1 Senior Certificates or (b) the aggregate Class Certificate

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

                           Balance of the Group 2 Senior Certificates is reduced to zero, then any remaining unpaid Senior Principal Distribution Target Amount will be distributed to the remaining Classes of Senior Certificates (in the case of the Group 1 Senior Certificates, to be distributed on a pro rata basis and in the case of the Group 2 Senior Certificates, to be allocated among such Classes of Certificates in the order and priorities as provided in clause 4.02(b)(iii)), until their respective Class Certificate Balances are reduced to zero;

                           (B) sequentially to the Class M-1, Class M-2, Class
                  M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the Subordinated Class Principal Distribution Target Amount for each such Class, in each case until its Class Certificate Balance is reduced to zero; and

                           (C) any remainder as part of the Excess Cashflow.

                  (iii) For each Distribution Date, amounts in respect of principal to be distributed to the Group 2 Senior Certificates will be distributed in the following order of priority:

                           (A) pro rata, based on (i) the Class Certificate
                  Balance of the Class 2-A-1A Certificates, (ii) the Class Certificate Balance of the Class 2-A-1B Certificates, (iii) the aggregate Class Certificate Balance of the Class 2-A-1C and Class 2-A-1D Certificates and (iv) the Class Certificate Balance of the Class 2-A-1E Certificates, concurrently as follows:

                                    (1) to the Class 2-A-1A Certificates, until
                           its Class Certificate Balance is reduced to zero;

                                    (2) to the Class 2-A-1B Certificates, until
                           its Class Certificate Balance is reduced to zero;

                                    (3) sequentially, to the Class 2-A-1C and
                           Class 2-A-1D Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and
                                   (4) to the Class 2-A-1E Certificates, until
                          its Class Certificate Balance is reduced to zero;

                           (B) concurrently, to the Class 2-A-2A, Class 2-A-2B
                  and Class 2-A-2C Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; provided, however, if a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is due to the Class 2-A-2A Swap Counterparty, then any amounts that would be distributed to the Class 2-A-2A Certificates in the absence of such Swap Termination Payment will instead be distributed, up to the amount of such Swap Termination Payment remaining after the distributions pursuant to Sections 4.02(a)(ii)(B), 4.02(a)(iii) and 4.02(d)(iii), to
                  the Class 2-A-2A Swap Account; and

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

                           (C) to the Class 2-A-3 Certificates, until its Class
                  Certificate Balance is reduced to zero.

         (c) Distributions of Excess Cashflow. With respect to any Distribution Date, any Excess Cashflow will be paid to the Classes of Certificates in the following order of priority, in each case to the extent of remaining Excess
Cashflow:

                  (i) to the Classes of Offered Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal Distribution Amount for the Loan Group payable to the related Classes of Certificates as part of the applicable Principal Distribution Amount pursuant to Section 4.02(b) hereof;

                  (ii) concurrently, to the Classes of Senior Certificates, pro rata based on the amount of Unpaid Realized Loss Amounts for each such Class, in an amount equal to the Unpaid Realized Loss Amount for each such Class; provided, however, that (i) any amounts allocable to the Class 1-A-3 Certificates will be allocated first, to the Class 1-A-2 Certificates, in an amount up to the Unpaid Realized Loss Amount for such Class, and then to the Class 1-A-3 Certificates, (ii) any amounts allocable to the Class 2-A-1E Certificates will be allocated first, to the Class 2-A-1B, Class 2-A-1C and Class 2-A-1D Certificates, pro rata, in an amount up to the Unpaid Realized Loss Amount for each such Class, and then to the Class 2 A-1E Certificates and (iii) any amounts allocable to the Class 2-A-2C Certificates will be allocated first, to the Class 2-A-2A and Class 2-A-2B Certificates, pro rata, in an amount up to the Unpaid Realized Loss Amount for each such Class, and then to the Class 2 A-2C Certificates;

                  (iii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in each case first in an amount equal to any Interest Carry Forward Amount for such Class and then in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (iv) to the Carryover Reserve Fund and then from the Carryover Reserve Fund, concurrently, to the Classes of LIBOR Certificates, in an amount up to their pro rata share based on their respective Class Certificate Balances to the extent needed to pay any unpaid Net Rate Carryover for each such Class; and then any Excess Cashflow remaining after such allocation to pay Net Rate Carryover based on Class Certificate Balances of the Certificates will be distributed concurrently to each Class of LIBOR Certificates with respect to which there remains any unpaid Net Rate Carryover, pro rata, based on the amount of such unpaid Net Rate Carryover; provided, however, that, prior to the termination of the Class 2-A-2A Swap Contract, any amounts that would be distributed to the Class 2-A-2A Certificates in the absence of the Class 2-A-2A Swap Contract will instead be distributed to the Class 2-A-2A Swap Account;

                  (v) on any Distribution Date on which a Final Maturity OC Trigger Event is in effect, sequentially, in an amount up to the amount necessary to increase the Overcollateralized Amount so that it is equal to the aggregate Stated Principal Balance of the 40-Year Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), in the following order:

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

                           (A) concurrently, as principal to the Classes of
                  Senior Certificates, pro rata, based on (i) the aggregate Class Certificate Balance of the Group 1 Senior Certificates and (ii) the aggregate Class Certificate Balance of the Group 2 Senior Certificates, concurrently as follows:

                                            (i) concurrently, to the Class
                                    1-A-1, Class 1-A-2 and Class 1-A-3
                                    Certificates, pro rata, until their
                                    respective Class Certificate Balances are reduced to zero; and

                                            (ii) to the Classes of Group 2
                                    Senior Certificates, to be allocated among such Classes of Certificates in the order and priorities as provided in clause 4.02(b)(iii), until their respective Class Certificate Balances are reduced to zero; and

                           (B) sequentially, as principal to the Class M-1,
                  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

                  (vi) concurrently, to the Certificate Swap Account and the Class 2-A-2A Swap Account, pro rata based on the amounts of any Swap Termination Payment due to the respective Swap Counterparty as a result of a Swap Counterparty Trigger Event under the respective Swap Contract, in an amount equal to any such Swap Termination Payment due to the respective Swap Counterparty as a result of a Swap Counterparty Trigger Event under the respective Swap Contract;

                  (vii) to the Class C Certificateholders, an amount up to the Class C Distributable Amount for such Distribution Date; and

                  (viii) to the Class A-R Certificates.

         (d) On each Distribution Date on or prior to the Certificate Swap Contract Termination Date, following the deposits to the Certificate Swap Account pursuant to 4.02(a)(i) and Section 4.09 and the distributions described under Section 4.02(c), the Swap Trustee shall distribute amounts on deposit in the Certificate Swap Account in the following amounts and order of priority:

                  (i) to the Swap Contract Administrator for payment to the Certificate Swap Counterparty, any Net Swap Payment payable to the Certificate Swap Counterparty with respect to such Distribution Date;

                  (ii) to the Swap Contract Administrator for payment to the Certificate Swap Counterparty, any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Certificate Swap Counterparty with respect to such Distribution Date;

                  (iii) concurrently to each Class of Senior Certificates, any remaining Current Interest and Interest Carry Forward Amount, pro rata based on their respective entitlements; provided, however, that, prior to the termination of the Class 2-A-2A Swap Contract, any amounts of remaining Current Interest and Interest Carry Forward Amount that would be distributed to the Class 2-A-2A Certificates in the absence of the Class 2-A-2A Swap Contract will instead be distributed to the Class 2-A-2A Swap Account, provided further, if a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is due to the Class 2-A-2A Swap Counterparty, then any amounts of Current Interest and Interest Carry Forward Amount that would be distributed to the Class 2-A-2A Certificates in the absence of such Swap Termination Payment will instead be distributed to the Class 2-A-2A Swap Account, up to the amount of such Swap Termination Payment remaining after the distributions in Sections 4.02(a)(ii)(B) and 4.02(a)(iii);

                  (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 , Class M-9 and Class B Certificates, in that order, in each case in an amount equal to any remaining Current Interest and Interest Carry Forward Amount for each such Class;

                  (v) to the Class or Classes of Offered Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization Deficiency Amount remaining unpaid following the distributions described under Section 4.02(c), payable to each such Class in the same manner in which the Extra Principal Distribution Amount in respect of Loan Group 1 and Loan Group 2 would be distributed to such Classes as described under Section 4.02(b);

                  (vi) to each Class of LIBOR Certificates, to the extent needed to pay any remaining Net Rate Carryover for each such Class, pro rata, based on the amount of such remaining Net Rate Carryover; provided, however, that, prior to the termination of the Class 2-A-2A Swap Contract, any amounts that would be distributed to the Class 2-A-2A Certificates in the absence of the Class 2-A-2A Swap Contract will instead be distributed to the Class 2-A-2A Swap Account;

                  (vii) concurrently, to each Class of Senior Certificates, pro rata, based on the remaining Unpaid Realized Loss Amounts for such Classes, in an amount equal to the remaining Unpaid Realized Loss Amount for each such Class; provided, however, that (i) any amounts allocable to the Class 1-A-3 Certificates will be allocated first, to the Class 1-A-2 Certificates, in an amount up to the Unpaid Realized Loss Amount for such Class, and then to the Class 1-A-3 Certificates,
         (ii) any amounts allocable to the Class 2-A-1E Certificates will be allocated first, to the Class 2-A-1B, Class 2-A-1C and Class 2-A-1D Certificates, pro rata, in an amount up to the Unpaid Realized Loss Amount for each such Class, and then to the Class 2 A-1E Certificates and (iii) any amounts allocable to the Class 2-A-2C Certificates will be allocated first, to the Class 2-A-2A and Class 2-A-2A Certificates, pro rata, in an amount up to the Unpaid Realized Loss Amount for each such Class, and then to the Class 2 A-2C Certificates;

                  (viii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for each such Class; and

                  (ix) to the Swap Contract Administrator for payment to the Certificate Swap Counterparty, any Swap Termination Payment due to a Swap Counterparty Trigger Event payable to the Certificate Swap Counterparty with respect to such Distribution Date.

         (e) To the extent that a Class of LIBOR Certificates receives interest in excess of the related Net Rate Cap, such interest shall be deemed to have been paid to the Carryover Reserve Fund and then paid by the Carryover Reserve Fund to those Certificateholders. For purposes of the Code, amounts deemed deposited in the Carryover Reserve Fund shall be deemed to have first been distributed to the Class C Certificates. To the extent that a Class of LIBOR Certificates receives interest in excess of the related Net Rate Cap and such interest is paid pursuant to Section 4.02(d), such interest shall be deemed to have been paid to the Swap Account and then paid by the Swap Account to those Certificateholders.

         (f) On each Distribution Date, the Prepayment Charge Amount shall be allocated and paid to the Class P Certificates. On the Class P Principal Distribution Date, the Trustee shall make the $100.00 distribution to the Class P Certificates as specified in Section 3.08.

         (g) Application of Applied Realized Loss Amounts. On each Distribution Date, the Trustee shall allocate the Applied Realized Loss Amount to reduce the Class Certificate Balances of the Subordinated Certificates, sequentially, to the Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Thereafter, (i) if the aggregate Class Certificate Balance of the Group 1 Senior Certificates exceeds the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, the amount of such excess will be applied to reduce the Class Certificate Balance of each Class of Group 1 Senior Certificates, on a pro rata basis according to their respective Class Certificate Balances, until the Class Certificate Balances of such Classes have been reduced to zero, except that any amounts otherwise allocated to the Class 1-A-2 Certificates will instead be allocated to the Class 1-A-3 Certificates, until its Class Certificate Balance is reduced to zero, and then to the Class 1-A-2 Certificates, and (ii) if the aggregate Class Certificate Balance of the Group 2 Senior Certificates exceeds the aggregate Stated Principal Balance of the Group 2 Mortgage Loans, the amount of such excess will be applied to reduce the Class Certificate Balance of each Class of Group 2 Senior Certificates, on a pro rata basis according to their respective Class Certificate Balances, until the Class Certificate Balances of such Classes have been reduced to zero except that (a) any amounts otherwise allocated to the Class 2-A-1B, Class 2-A-1C and Class 2-A-1D Certificates will instead be allocated to the Class 2-A-1E Certificates, until its Class Certificate Balance is reduced to zero, and then to the Class 2-A-1B, Class 2-A-1C and Class 2-A-1D Certificates, pro rata, and (b) any amounts otherwise allocated to the Class 2-A-2A and Class 2-A-2B Certificates will instead be allocated to the Class 2-A-2C Certificates, until its Class Certificate Balance is reduced to zero, and then to the Class 2-A-2A and Class 2-A-2B Certificates, pro rata.

         (h) Application of Subsequent Recoveries. If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan, the amount of such Subsequent Recoveries will be applied, first, concurrently, to the Classes of Senior Certificates, pro rata based on the Unpaid Realized Loss Amounts for each Class, to increase the Class Certificate Balance of the Senior Certificates in an amount up to the amount of Unpaid Realized Losses on each such Class of Certificates; provided, however that (i) any amounts otherwise allocable to the Class 1-A-3 Certificates will be allocated first to the Class 1-A-2 Certificates in an amount up to the Unpaid

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

Realized Loss Amount for that Class, (ii) any amounts otherwise allocable to the Class 2-A-1E Certificates will be allocated first to the Class 2-A-1B, Class 2-A-1C and Class 2-A-1D Certificates, pro rata, to the extent of the related Unpaid Realized Loss Amount for each such Class and (iii) any amounts otherwise allocable to the Class 2-A-2C Certificates will be allocated first to the Class 2-A-2A and Class 2-A-2B Certificates, pro rata, to the extent of the related Unpaid Realized Loss Amount for each such Class, and second, to the Classes of Subordinated Certificates in the order of payment priority, to increase the Class Certificate Balance of each Class of Subordinated Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Unpaid Realized Losses on that Class of Certificates. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class.

         (i) On each Distribution Date on or prior to the Class 2-A-2A Swap Contract Termination Date, following all deposits to the Class 2-A-2A Swap Account (including any deposit pursuant to Section 4.09) and the distributions described under Sections 4.02(a) - (d), the Swap Trustee shall distribute amounts on deposit in the Class 2-A-2A Swap Account in the following amounts and order of priority:
                  (i) to the Swap Contract Administrator for payment to the Class 2-A-2A Swap Counterparty, any Net Swap Payment payable to the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract with respect to such Distribution Date;

                  (ii) to the Swap Contract Administrator for payment to the Class 2-A-2A Swap Counterparty, any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract with respect to such Distribution Date;

                  (iii) to the Class 2-A-2A Certificates, an amount equal to the product of (i) the sum of (a) One-Month LIBOR and (b) the Pass-Through Margin for the Class 2-A-2A Certificates for such Distribution Date and
         (ii) the Class Certificate Balance of the Class 2-A-2A Certificates immediately prior to such Distribution Date; and

                  (iv) to the Swap Contract Administrator for payment to the Class 2-A-2A Swap Counterparty, only to the extent necessary to cover any Swap Termination Payment due to a Swap Counterparty Trigger Event payable to the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract with respect to such Distribution Date.

         SECTION 4.03. [Reserved].

         SECTION 4.04. [Reserved].

         SECTION 4.05. [Reserved].

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

         SECTION 4.06. Monthly Statements to Certificateholders.

         (a) Concurrently with each distribution on a Distribution Date, the Trustee will forward by mail to each Rating Agency and make available to Certificateholders and the Class 2-A-2A Swap Counterparty on the Trustee's website (http://www.bnyinvestorreporting.com) a statement generally setting forth the information contained in Exhibit U.

         (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

         (c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule VI hereto.

         (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (1), (2) and (7) of Exhibit U aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

         SECTION 4.07. Determination of Pass-Through Rates for COFI
                       Certificates.

         The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in the table relating to the Certificates in the Preliminary Statement.

         Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days prior to such Interest Accrual Period but following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

         Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding the Outside Reference Date for such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Outside Reference Date has not been published, the Trustee shall use COFI for the third calendar month preceding such Outside Reference Date. If COFI for neither the second nor third calendar months preceding any Outside Reference Date has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

         With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as provided in Section 4.08.

         In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

         The establishment of LIBOR and each Pass-Through Rate for the COFI Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

         SECTION 4.08. Determination of Pass-Through Rates for LIBOR
                       Certificates.

         (a) On each Interest Determination Date so long as any LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as quoted on the Bloomberg Terminal as of each LIBOR Determination Date.

         (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (A) of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

                  (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

                  (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  (iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date.

         Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for
(i) the selection of any Reference Bank for purposes of determining LIBOR or
(ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

         (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

         In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

         The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

         SECTION 4.09.  Swap Trust and Swap Accounts.

         On the Closing Date, there is hereby established a separate trust (the "Swap Trust"), the assets of which shall consist of the Trustee's rights and obligations under the Swap Administration Agreement. The Swap Trust shall be maintained by the Swap Trustee, who initially, shall be the Trustee. The Swap Trustee shall hold the assets of the Swap Trust in trust for the benefit of the Holders of the LIBOR Certificates, the Class 2-A-2A Swap Counterparty and the Certificate Swap Counterparty. No later than the Closing Date, the Swap Trustee shall establish and maintain two separate, segregated trust accounts to be held in the Swap Trust, one titled, "Class 2-A-2A Swap Account, The Bank of New York, as Swap Trustee, in trust for the Class 2-A-2A Swap Counterparty and the registered holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2006-OC8." and one titled, "Certificate Swap Account, The Bank of New York, as Swap Trustee, in trust for the Certificate Swap Counterparty and the registered holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2006-OC8." Each account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. Amounts therein shall be held uninvested. Funds on deposit in the Certificate Swap Account shall be distributed in the amounts and in the order of priority described under Section 4.02(d). Funds on deposit in the Class 2-A-2A Swap Account shall be distributed in the amounts and in the order of priority described under Section 4.02(i). For federal income tax purposes, the Swap Trust, including the Swap Accounts, shall be owned by the Class C Certificates.

         On each Distribution Date, the Trustee shall make the deposits to the Class 2-A-2A Swap Account required by Section 4.02 and, to the extent that the amount deposited pursuant to Section 4.02(a)(i)(A) is insufficient to cover the Swap Fee with respect to such Distribution Date, the Trustee shall withdraw, out of amounts on deposit in the Distribution Account in respect of the Principal Remittance Amount for Loan Group 2 such additional amount as is necessary to cover the remaining portion of the Swap Fee with respect to such Distribution Date and deposit such amount into the Class 2-A-2A Swap Account.

         On each Distribution Date, the Trustee shall make a deposit to the Certificate Swap Account pursuant to Section 4.02(a)(i), and to the extent that the amount of such deposit is insufficient to pay any Net Swap Payment and/or Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) due to the Certificate Swap Counterparty with respect to such Distribution Date, the Trustee shall withdraw, out of amounts on deposit in the Distribution Account in respect of the Principal Remittance Amount for each Loan Group, pro rata on the basis of those respective Principal Remittance Amounts, such additional amount as is necessary to cover the remaining portion of any such Net Swap Payment and/or Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) due to the Certificate Swap Counterparty with respect to such Distribution Date.

                                    ARTICLE V
                                THE CERTIFICATES

         SECTION 5.01. The Certificates.

         The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof and aggregate dollar denominations as set forth in the following table:

                                                                Integral Multiples in     Original Class Certificate
            Class                  Minimum Denomination           Excess of Minimum                 Balance
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class 1-A-1                               $25,000                        $1                            $138,111,000
Class 1-A-2                               $25,000                        $1                              $117,394,000
Class 1-A-3                               $25,000                        $1                               $20,716,000
Class 2-A-1A                              $25,000                        $1                              $230,000,000
Class 2-A-1B                              $25,000                        $1                               $80,000,000
Class 2-A-1C                              $25,000                        $1                              $130,492,000
Class 2-A-1D                              $25,000                        $1                               $49,170,000
Class 2-A-1E                              $25,000                        $1                               $28,851,000
Class 2-A-2A                              $25,000                        $1                              $125,000,000
Class 2-A-2B                              $25,000                        $1                              $437,149,000
Class 2-A-2C                              $25,000                        $1                               $62,461,000
Class 2-A-3                               $25,000                        $1                              $163,861,000
Class M-1                                 $25,000                        $1                               $23,846,000
Class M-2                                 $25,000                        $1                               $22,143,000
Class M-3                                 $25,000                        $1                               $13,626,000
Class M-4                                 $25,000                        $1                                $8,516,000
Class M-5                                 $25,000                        $1                                $8,516,000
Class M-6                                 $25,000                        $1                                $8,516,000
Class M-7                                 $25,000                        $1                                $8,516,000
Class M-8                                 $25,000                        $1                                $8,516,000
Class M-9                                 $25,000                        $1                                $8,516,000
             A-R                         $99.95(1)                       N/A                                 $100
              C                             N/A                          N/A                                  N/A
              P                             (2)                          (2)                                 $100

(1) The Tax Matters Person Certificate may be issued in a denomination of $0.05.

(2) The Class P Certificates are issuable in minimum notional amounts equal to a 20% Percentage Interest and any amount in excess thereof.

         Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal

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

Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

         The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate of the Depositor.

         The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

         SECTION 5.02. Certificate Register; Registration of Transfer and
                       Exchange of Certificates.

         (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided in this Agreement. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

         All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

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         (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J-2 (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L-1 (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act; provided, however, that in the case of the delivery of an Investment Letter in connection with the transfer of any Class C or Class P Certificate to a transferee that is formed with the purpose of issuing notes backed by such Class C or Class P Certificate, as the case may be, clause (b) and (c) of the form of Investment Letter shall not be applicable and shall be deleted by such transferee. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Sellers, the NIM Insurer and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L-1, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that (x) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer or (y) in the case of a Certificate that is an ERISA-Restricted Certificate and that has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA or a plan or arrangement subject to

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Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee and the Master Servicer to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability (such Opinion of Counsel, a "Benefit Plan Opinion"). For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter or Benefit Plan Opinion referred to in the preceding sentence is not so furnished, one of the representations in clause (i), as appropriate, shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary in this Agreement, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or arrangement subject to ERISA or to Section 4975 of the Code without the delivery to the Trustee of a Benefit Plan Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

         To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.


         So long as the Certificate Swap Contract, the Class 2-A-2A Swap Contract in the case of the Class 2-A-2A Certificates and the Swap Trust are in effect, no transfer of a Covered Certificate (other than a transfer of a Covered Certificate to an affiliate of the Depositor (either directly or through a nominee) in connection with the initial issuance of the Certificates) shall be made unless the Trustee shall have received a representation letter from the transferee of such Covered Certificate substantially in the form of Exhibit L-2 to the effect that (i) such transferee is not a Plan, or (ii) the purchase and holding of the Covered Certificate satisfies the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, the service provider exemption provided under Section 408(b)(17) of ERISA and
Section 4975(d)(20) of the Code or a similar exemption. In the event that such representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquiror's) acceptance of the Covered Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect.


         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

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                  (ii) Except in connection with (i) the registration of the Tax
         Matters Person Certificate in the name of the Trustee or (ii) any registration in the name of, or transfer of a Residual Certificate to, an affiliate of the Depositor (either directly or through a nominee) on or about the Closing Date, no Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and to provide to the Trustee a certificate substantially in the form attached hereto as Exhibit J-1 stating that it has no knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter, if required. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of

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Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the
Trustee, the Master Servicer or any Seller, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual
Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

         (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

         (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to

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

Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references in this Agreement to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

         SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.04. Persons Deemed Owners.

         The Master Servicer, the NIM Insurer, the Trustee and any agent of the Master Servicer, the NIM Insurer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the NIM Insurer, the Trustee nor any agent of the Master Servicer, the NIM Insurer or the Trustee shall be affected by any notice to the contrary.

         SECTION 5.05. Access to List of Certificateholders' Names and
                       Addresses.

         If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders and/or Certificate Owners propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, (x) provide the

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Depositor, the Master Servicer or such Certificateholders and/or Certificate
Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any, and (y) assist the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense with obtaining from the Depository a list of the related Depository Participants acting on behalf of Certificate Owners of Book Entry Certificates. The Depositor and every Certificateholder and Certificate Owner, by receiving and holding a Certificate or beneficial interest therein, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders and/or Depository Participants hereunder, regardless of the source from which such information was derived.

         SECTION 5.06. Maintenance of Office or Agency.

         The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

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                                   ARTICLE VI
                      THE DEPOSITOR AND THE MASTER SERVICER

         SECTION 6.01. Respective Liabilities of the Depositor and the Master
                       Servicer.

         The Depositor and the Master Servicer shall each be liable in accordance with this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by them in this Agreement.

         SECTION 6.02. Merger or Consolidation of the Depositor or the Master
                       Servicer.

         The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Agreement to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of, FNMA or FHLMC.

         As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Master Servicer, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Master Servicer.

         SECTION 6.03. Limitation on Liability of the Depositor, the Sellers,
                       the Master Servicer, the NIM Insurer and Others.

         None of the Depositor, the Master Servicer, the NIM Insurer or any Seller or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the NIM Insurer or any Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, any Seller or any such Person against any breach of representations or warranties made by it in this Agreement or protect the Depositor, the Master Servicer, any Seller or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the NIM Insurer, each Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, the NIM Insurer or each Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Depositor, the Master Servicer, the NIM Insurer, each Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, the NIM Insurer or any Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, the NIM Insurer or any Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Master Servicer, the NIM Insurer or any Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the NIM Insurer and each Seller shall be entitled to be reimbursed therefor out of the Certificate Account.

         SECTION 6.04. Limitation on Resignation of Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer that is reasonably acceptable to the Trustee and the NIM Insurer and the written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor, the Trustee and the NIM Insurer) that such resignation will not cause such Rating Agency to reduce the then-current rating of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation of the Master Servicer shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement and the Depositor shall have received the information described in the following sentence. As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Master Servicer.

                                      107
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                                   ARTICLE VII
                                     DEFAULT

         SECTION 7.01. Events of Default.

         "Event of Default," wherever used in this Agreement, means any one of the following events:

                  (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee, the NIM Insurer or the Depositor or to the Master Servicer, the NIM Insurer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

                  (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement (except with respect to a failure related to a Limited Exchange Act Reporting Obligation), which failure materially affects the rights of Certificateholders, that failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee, the NIM Insurer or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided, however, that the sixty day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to substitute or repurchase in lieu of delivery; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                  (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

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                  (vi) the Master Servicer shall fail to reimburse in full the
         Trustee within five days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b) together with accrued and unpaid interest.

         If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or, if an Event of Default described in clauses (i) to (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, at the direction of either the NIM Insurer or the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights, evidenced by the Certificates; the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency and the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. In addition, if during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Master Servicer shall fail to observe or perform any of the obligations that constitute a Limited Exchange Act Reporting Obligation or the obligations set forth in Section 3.16(a) or Section 11.01(a)(1) and (2), and such failure continues for the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), so long as such failure shall not have been remedied, the Trustee shall, but only at the direction of the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

         On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance which the Master Servicer failed to make subject to Section 4.01 whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through

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(viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities under this Agreement.

         If the Master Servicer is terminated, the Trustee shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

         SECTION 7.02. Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, (i) appoint any established mortgage loan servicing institution reasonably acceptable to the NIM Insurer (as evidenced by the prior written consent of the NIM Insurer), or (ii) if it is unable for 60 days to appoint a successor servicer reasonably acceptable to the NIM Insurer, petition a court of competent jurisdiction to appoint any established mortgage loan servicing institution, the appointment of which does not adversely affect the then-current rating of the Certificates and the NIM Insurer guaranteed notes (without giving any effect to any policy or guaranty provided by the NIM Insurer) by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and (i) executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation and (ii) provides to the Depositor in writing, fifteen (15) days prior to the effective date of such appointment, and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement master servicer. The Trustee shall provide written notice to the Depositor of such successor pursuant to this Section. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04, act in such

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capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

         Any successor to the Master Servicer as master servicer shall give notice to the NIM Insurer and the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to
Section 3.09.

         In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Master Servicer as the servicer of such Mortgage Loan. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         SECTION 7.03. Notification to Certificateholders.

         (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

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                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

         SECTION 8.01. Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

                  (iv) without in any way limiting the provisions of this
         Section 8.01 or Section 8.02, the Trustee shall be entitled to rely conclusively on the information delivered to it by the Master Servicer in a Trustee Advance Notice in determining whether it is required

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         to make an Advance under Section 4.01(b), shall have no responsibility to ascertain or confirm any information contained in any Trustee Advance Notice, and shall have no obligation to make any Advance under
         Section 4.01(b) in the absence of a Trustee Advance Notice or actual knowledge of a Responsible Officer of the Trustee that (A) such Advance was not made by the Master Servicer and (B) such Advance is not a Nonrecoverable Advance.

         The Trustee hereby represents, warrants, covenants and agrees that, except as permitted by Article IX hereof, it shall not cause the Trust Fund to consolidate or amalgamate with, or merge with or into, or transfer all or substantially all of the Trust Fund to, another Person.

         SECTION 8.02. Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 8.01:

                  (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (ii) the Trustee may consult with counsel, financial advisers or accountants of its selection and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the NIM Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

                  (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

                  (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

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                  (vii) the Trustee shall not be liable for any loss on any
         investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                  (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

                  (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the NIM Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless the NIM Insurer or such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

                  The Depositor hereby directs the Trustee to execute, deliver and perform its obligations under the Swap Administration Agreement (in its capacity as Swap Trustee). The Sellers, the Depositor, the Master Servicer and the Holders of the LIBOR Certificates by their acceptance of such Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Swap Administration Agreement and shall do so solely in its capacity as Swap Trustee, as the case may be, and not in its individual capacity. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee's execution of the Swap Administration Agreement in its capacity as Swap Trustee, and the performance of its duties and satisfaction of its obligations thereunder.

         SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained in this Agreement and in the Certificates shall be taken as the statements of the Depositor or a Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS(R) System other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

         SECTION 8.04. Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

         SECTION 8.05. Trustee's Fees and Expenses.

         The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or

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expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

         SECTION 8.06. Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         SECTION 8.07. Resignation and Removal of Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to

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Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in
Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

         If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the NIM Insurer or the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Trustee fails to comply with its obligations under the last sentence of Section 7.01, in the preceding paragraph, Section 8.09 or Article XI and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iii), the Depositor, the NIM Insurer or the Master Servicer, and in the case of clause
(iv), the Depositor, may remove the Trustee and appoint a successor trustee, reasonably acceptable to the NIM Insurer, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer, one copy of which shall be delivered to the NIM Insurer and one copy of which shall be delivered to the successor trustee.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed, one complete set to the NIM Insurer and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

         SECTION 8.08. Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument

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accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee in this Agreement. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations. In addition, if a Swap Contract is still outstanding, the Person appointed as successor trustee shall execute, acknowledge and deliver to the predecessor trustee, Countrywide and the Master Servicer an instrument accepting the appointment as successor Swap Contract Administrator under the Swap Contract Administration Agreement.

         No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof, is reasonably acceptable to the NIM Insurer, its appointment shall not adversely affect the then-current ratings of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to the NIM Insurer and all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         SECTION 8.09. Merger or Consolidation of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything in this Agreement to the contrary notwithstanding.

         As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Trustee, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

         SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the

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Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and reasonably acceptable to the NIM Insurer to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) To the extent necessary to effectuate the purposes of this
         Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

                  (iv) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided

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therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 8.11. Tax Matters.

                  It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;
(c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the tax status of any REMIC;
(h) pay, from

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the sources specified in the third paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it.

                  In order to enable the Trustee to perform its duties as set forth in this Agreement, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth in this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

                  In the event that any tax is imposed on "prohibited transactions" of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in
Section 860G(c) of the Code, on any contribution to any REMIC hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMIC hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Master Servicer or a Seller of any of their obligations under this Agreement, (iii) any Seller, if any such tax arises out of or results from that Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or any Seller fails to honor its obligations under the preceding clauses (i),(ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

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                  The Trustee shall treat the Carryover Reserve Fund and the
Swap Trust, including each Swap Account, as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h), neither of which is an asset of any REMIC created hereunder. The Carryover Reserve Fund shall be treated as owned by the Holders of the Class C Certificates, and the Swap Trust, including the Swap Accounts, shall be treated as owned by the Holders of the Class C Certificates. The Trustee shall treat the rights of the Holders of the LIBOR Certificates and the Class C Certificates to receive payments from the Carryover Reserve Fund or the Swap Trust, including the Swap Accounts, as applicable, as rights and obligations with respect to notional principal contracts written by (i) the Holders of the Class C Certificates in respect of any Net Rate Carryover distributed pursuant to Section 4.02(c)(vi) herein and (ii) each Swap Counterparty in respect of any Net Rate Carryover funded by the related Swap Contract and in respect of any residual payments from such Swap Contract received by the Class C Certificates. Thus, the LIBOR Certificates and the Class C Certificates shall be treated as representing ownership of Master REMIC regular interests coupled with contractual rights and obligations within the meaning of Treasury Regulation 1.860G-2(i). For purposes of determining the issue price of the various Master REMIC regular interests, the Trustee (i) shall treat any obligation (or deemed obligation) to make payments under the Certificate Swap Contract undertaken by the holder of such Master REMIC Certificate, as part of the consideration paid by the Certificateholder for the underlying REMIC regular interest, and the total deemed obligation for all Certificateholders shall be $5,800,000 and (ii) shall assume that the Class 2-A-2A Swap Contract was acquired at market. The Trustee shall treat any amount payable to a Class C Certificateholder as first deposited in the Carryover Reserve Fund. In addition, to the extent the interest otherwise payable to a Certificateholder is reduced for amounts payable with respect to a Swap Contract, the Trustee, for federal income tax purposes, shall treat the amount of such reduction as first payable to the Certificateholder as interest and as then payable by the Certificateholder with respect to a notional principal contract. To the extent the amount payable with respect to such Swap Contract exceeds the aggregate of the reductions described in the immediate sentence, the Trustee, for federal income tax purposes, shall treat such excess as Realized Losses from Mortgage Loans and to the extent such Realized Losses (if they had occurred) would be allocated to a Certificateholder, the Trustee shall treat such amount as first payable to the Certificateholder as principal and as then payable by the Certificateholder with respect to a notional principal contract.

                  Solely for income tax purposes, any differences in the distributions to a Certificateholder (positive or negative) that would result from the application of the Strip REMIC Cap rather than the applicable Net Rate Cap shall be treated by the Trustee as reconciled among the Certificates by swap payments made pursuant to notional principal contracts entered into among the Certificateholders. For this purpose, the Net Rate Cap for the Class 2-A-2A Certificates shall be computed without reduction for the Class 2-A-2A Swap Adjustment Rate and the amount of such reduction shall be treated as payable to the Holders of the Class 2-A-2A Certificates and then payable by the Holders of the Class 2-A-2A Certificates to the Class 2-A-2A Swap Counterparty.

         SECTION 8.12. Monitoring of Significance Percentage.

         (a) With respect to each Distribution Date, the Trustee shall calculate the "significance percentage" (as defined in Item 1115 of Regulation AB) of each derivative instrument, if any, based on the aggregate Class Certificate Balance of the related Classes of

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Covered Certificates for such derivative instrument and Distribution Date (after all distributions to be made thereon on such Distribution Date) and based on the methodology provided in writing by or on behalf of Countrywide no later than the fifth Business Day preceding such Distribution Date. On each Distribution Date, the Trustee shall provide to Countrywide a written report (which written report may include similar information with respect to other derivative instruments relating to securitization transactions sponsored by Countrywide) specifying the "significance percentage" of each derivative instrument, if any, for that Distribution Date. If the "significance percentage" of any derivative instrument exceeds 7.0% with respect to any Distribution Date, the Trustee shall make a separate notation thereof in the written report described in the preceding sentence. Such written report may contain such assumptions and disclaimers as are deemed necessary and appropriate by the Trustee.

         (b) Three business days prior to each Distribution Date prior to the termination of the Class 2-A-2A Swap Contract, the Trustee shall determine the amount of any Class 2-A-2A Amount for that Distribution Date and report such Class 2-A-2A Amount and the Pass-Through Rate for the Class 2-A-2A Certificates to the Class 2-A-2A Swap Counterparty on that same day in accordance with the notice provisions contained in Section 10.05(c) hereof; provided, however, that the Trustee shall be under no obligation to report such Class 2-A-2A Amount to the Class 2-A-2A Swap Counterparty unless it has first received the Certificate Swap Report for such Distribution Date.

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                                   ARTICLE IX
                                   TERMINATION

         SECTION 9.01. Termination upon Liquidation or Purchase of all Mortgage
                       Loans.

         Subject to Section 9.03 and Section 9.04, the obligations and responsibilities of the Depositor, the Sellers, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earliest of (a) the purchase by the Master Servicer or NIM Insurer (the party exercising such purchase option, the "Terminator") of all of the Mortgage Loans (and REO Properties) at a price (the "Termination Price") equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of an REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such repurchase is effected by the Master Servicer, at the applicable Adjusted Mortgage Rate), (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee and (iv) plus, if the Terminator is the NIM Insurer, any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of such repurchase,
(b) the purchase by the Winning Bidder of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund after a Successful Action is conducted pursuant to Section 9.04 and the related auction proceeds are distributed pursuant to Section 9.02(c) and (c) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to the Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

         The right to purchase all Mortgage Loans and REO Properties by the Terminator pursuant to clause (a) of the immediately preceding paragraph shall be conditioned upon (1) the Pool Stated Principal Balance, at the time of any such repurchase, is less than or equal to ten percent (10%) of the Cut-off Date Pool Principal Balance and (2) unless the NIM Insurer otherwise consents, the purchase price for such Mortgage Loans and REO Properties shall result in a final distribution on any NIM Insurer guaranteed notes that is sufficient (x) to pay such notes in full and (y) to pay any amounts due and payable to the NIM Insurer pursuant to the indenture related to such notes.

         The preceding notwithstanding, on any Distribution Date on which each of the Master Servicer and the NIM Insurer shall have the option to purchase all the Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to this Section 9.01, the NIM Insurer's purchase option shall require the prior written consent of the Master Servicer.

         The Swap Trust shall terminate on the earlier of (i) the Swap Contract Termination Date, (ii) the reduction of the aggregate Class Certificate Balance of the LIBOR Certificates to zero and (iii) the termination of this Agreement.

         SECTION 9.02. Final Distribution on the Certificates.

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         (a) Timing of Notice of Final Distribution, Auction or Optional
Termination.

                  (i) If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, then the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder in accordance with Section 9.02(b). In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

                  (ii) If the Directing Certificateholder chooses to exercise its right to cause an auction pursuant to Section 9.04, then the Directing Certificateholder shall provide written notice to the Master Servicer no later than the 1st day of the calendar month in which such auction is to be conducted. If a Successful Auction is held pursuant to the requirements of Section 9.04, then the Trustee shall cause a distribution of the proceeds of the Successful Auction that have been remitted to the Distribution Account to the Certificateholders pursuant to Sections 4.02 and 9.04 hereof on the Distribution Date in the calendar month immediately following the calendar month in which the Successful Auction occurs.

                  (iii) If the Directing Certificateholder does not exercise its right to cause an auction pursuant to Section 9.04 and the Terminator (after prior written notice to the Master Servicer if the Terminator is the NIM Insurer) elects to terminate the Trust Fund pursuant to Section 9.01, then at least 20 days prior to the date notice is to be mailed to Certificateholders in accordance with Section 9.02(b), the Terminator shall notify the Depositor and the Trustee of (a) its election to terminate the Trust Fund, (b) the Distribution Date on which it intends to terminate the Trust Fund pursuant to Section 9.01 and (c) the applicable purchase price of the Mortgage Loans and REO Properties. In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

         (b) Timing of Notice to Certificateholders of Termination. Notice of any termination of the Trust Fund (whether because of a Successful Auction, Optional Termination or otherwise), specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (i) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of the Certificates at the office therein designated, (ii) the amount of such final distribution, (iii) the location of the office or agency at which such presentation and

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surrender must be made, and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency and the Swap Counterparty at the time such notice is given to Certificateholders.

         (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02 (and with respect to the Class C Certificates after a Successful Auction, Section 9.04(g) and (k)), in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon (or on its Notional Amount, if applicable) in the case of an interest bearing Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above. Notwithstanding the reduction of the Class Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, each Seller, the Master Servicer and the Trustee hereunder in accordance with Article IX.

         (d) In the event that any affected Certificateholders shall not surrender their respective Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, then the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject to this Agreement.

         SECTION 9.03. Additional Termination Requirements.

         (a) In the event the Terminator exercises its purchase option as provided in Section 9.01 or there is a Successful Auction pursuant to Section 9.04, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Terminator (or the Directing Certificateholder, in the case of a Successful Auction), to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (1) The Master Servicer shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation

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         Section 1.860F-1. The Master Servicer shall prepare a plan of complete liquidation and shall otherwise satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Trustee and the Depositor obtained at the expense of the Terminator (or the Directing Certificateholder, in the case of a Successful Auction); and

                           (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Terminator (or the Winning Bidder in the case of a Successful Auction) for cash in accordance with Section
         9.01 and, if applicable, Section 9.04.

         (b) The Trustee, as agent for any REMIC created hereunder, hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Terminator or the Directing Certificateholder, as applicable.

         (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

         SECTION 9.04. Auction of the Mortgage Loans and REO Properties.

         (a) On or after the Optional Termination Date, the Holder of the largest Percentage Interest of Class C Certificates (the "Directing Certificateholder"), at its option, may by written instruction direct the Trustee to solicit bids in a commercially reasonable manner from Qualified Bidders for the purchase of the Mortgage Loans and any REO Properties owned by the Trust Fund. The Directing Certificateholder shall provide written notice to the Master Servicer as provided in Section 9.02(a)(ii). Any such direction by the Directing Certificateholder shall (i) be made in writing and (ii) include contact information for the Directing Certificateholder. Upon receipt of any direction from the Directing Certificateholder meeting the requirements of the immediately preceding sentence, the Trustee shall commence the auction process described in this Section 9.04. The Trustee may engage a financial advisor, which financial advisor may be Countrywide or one of its affiliates, in order to perform any of the duties of the Trustee specified in Section 9.04. To effectuate such sale, the Trustee (or such financial advisor) shall follow the procedures specified in Section 9.04(b) below. The Trustee shall facilitate the sale of the assets in the Trust Fund to the Winning Bidder so long as the Trustee (or any financial advisor on its behalf) has received at least three bids from Qualified Bidders and at least one such bid is at least equal to the Acceptable Bid Amount. In the event the auction is not a Successful Auction, the Trustee shall repeat this process every other month thereafter (or at such lesser frequency as directed by the Directing Certificateholder) until a Successful Auction is conducted or the Terminator purchases all of the Mortgage Loans and REO Properties pursuant to Section 9.01. The Trustee shall be reimbursed for its reasonable costs, including expenses associated with engaging any financial advisor, from the Directing Certificateholder if the auction is not a Successful Auction, and, if the auction is a Successful Auction, from the proceeds of the auction before the proceeds are distributed to Certificateholders.

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         The Trustee, upon inquiry from the Master Servicer, agrees to provide the Master Servicer with the Percentage Interest of Class C Certificates held by the Directing Certificateholder.

         If Countrywide or any of its affiliates is the Directing
Certificateholder, such Directing Certificateholder shall not have the right to direct the Trustee to solicit bids for the purchase of the Mortgage Loans and any REO Properties owned by the Trust Fund.

         (b) The Trustee (or any financial advisor on its behalf) shall solicit bids for the purchase of assets owned by the Trust Fund as provided in Section 9.04(a) not later than two Business Days following receipt of the Directing Certificateholder's written instruction by contacting by telephone or in writing at least three Qualified Bidders and requesting that each Qualified Bidder bid on the Mortgage Loans and REO Properties owned by the Trust Fund (on a non-recourse basis with no representations or warranties of any nature whatsoever made by the Trustee (or such financial advisor)) and providing to the Qualified Bidder any information relating to the Mortgage Loans and REO Properties owned by the Trust Fund reasonably requested by such Qualified Bidder, subject to the Qualified Bidder's written agreement not to use such information in the purchase or sale of Certificates (it being understood no Qualified Bidder shall be obligated to submit a bid or take any other action in connection with any auction). The Master Servicer shall cooperate with the Trustee (and any financial advisor on its behalf) during the auction process. At 1:00 p.m. New York time on the second Business Day after the date on which bids are last solicited (the "Bid Date"), the Trustee (or any financial advisor on its behalf) shall determine the highest bid based on the bids received by the Trustee (or any financial advisor on its behalf) on or before such time.

         (c) If the highest of the bids that are submitted by Qualified Bidders is less than the Minimum Auction Amount, then the Trustee shall promptly inform the Directing Certificateholder of the amount of the shortfall and indicate that the Directing Certificateholder must notify the Trustee within 24 hours whether it will contribute the amount of such difference (such difference being the "Auction Supplement Amount") so that the auction will be a Successful Auction. If the highest of the bids that are submitted by Qualified Bidders is equal to or greater than the Minimum Auction Amount, or if the Directing Certificateholder notifies the Trustee within 24 hours of its receipt of notice as described in the previous sentence that it will contribute the Auction Supplement Amount, then the Trustee (or any financial advisor on its behalf) shall notify promptly (but in any event no later than 3:00 p.m. New York time on the second Business Day following the Bid Date) the Winning Bidder that its bid was the highest bid and shall provide wiring instructions for payment of the bid amount into the Certificate Account by 12:00 p.m. New York time on the second Business Day following the Bid Date and, if applicable, provide the Directing Certificateholder with wiring instructions for payment of the Auction Supplement Amount into the Certificate Account by such time.

         (d) If such Winning Bidder fails to wire the bid amount so that it is received in the Certificate Account in immediately available funds by 12:00 p.m. New York time on the second Business Day following the Bid Date, the Trustee shall repeat the process specified in the preceding paragraph with respect to the second highest bid, but only if such bid is at least the Minimum Auction Amount or the Directing Certificateholder agrees to pay the new Auction Supplement Amount. If no other bids are available to be accepted pursuant to the preceding sentence, or if the amount remitted by the Winning Bidder plus any Auction Supplement

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Amount remitted by the Directing Certificateholder is less than the Minimum
Auction Amount, then the auction shall be considered to have failed for all purposes.

         (e) The Trustee shall not be liable with regard to the selection or engagement of, or for any act or omission of, a financial advisor pursuant to this Section 9.04 if the Trustee engages Countrywide to be such financial advisor.

         (f) In the event of a Successful Auction and so long as the Winning Bidder has wired its bid amount (and the Directing Certificateholder has wired any Auction Supplement Amount, if applicable) to the Certificate Account as provided above, then the Trustee shall promptly convey to the Winning Bidder the Mortgage Loans and REO Properties owned by the Trust Fund. The Master Servicer shall take all reasonable actions requested by the Trustee to effect such conveyance, including remitting to the Distribution Account from the Certificate Account, on the Business Day prior to the Distribution Date on which final distribution on the Certificates is required to be paid under this Agreement, the sum of (1) the bid amount paid by the Winning Bidder and (2) any Auction Supplement Amount, less any unpaid Servicing Fees and unreimbursed Advances and Servicing Advances; provided, however, that any portion of (1) above owing to the Trustee in reimbursement of its reasonable costs, including expenses associated with engaging any financial advisor, incurred in connection with the auction process shall not be remitted to the Distribution Account but shall be withdrawn from the Certificate Account by the Master Servicer and paid to the Trustee.

         (g) Any amount paid by the Winning Bidder in excess of the Minimum Auction Amount shall be distributed by the Trustee pro rata to the Class C Certificates on the Distribution Date on which the final distribution on the Certificates is made.

         (h) In the event of a Successful Auction and to the extent the Certificate Swap Contract is still outstanding, the Directing Certificateholder shall either:

                  (i) if any Swap Termination Payment would be payable by the Swap Contract Administrator to the Certificate Swap Counterparty were the Certificate Swap Contract to be terminated following final distribution on the Certificates, either:

                           (A) pay to the Swap Contract Administrator any such
                  Swap Termination Payment; or

                           (B) accept assignment of the Certificate Swap
                  Contract to the extent that the Directing Certificateholder is an acceptable counterparty for the Certificate Swap Counterparty;

                  (ii) if any Swap Termination Payment would be payable by the Certificate Swap Counterparty to the Swap Contract Administrator were the Certificate Swap Contract to be terminated following final distribution on the Certificates, either

                           (A) (1) if the Directing Certificateholder does not
                  own 100% of the Class C Certificates, accept assignment of the Certificate Swap Contract to the extent that the Directing Certificateholder is an acceptable counterparty for the Certificate Swap Counterparty and pay to the Swap Contract Administrator the

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                  Swap Termination Payment that would be owed to the Swap
                  Contact Administrator by the Certificate Swap Counterparty if the Certificate Swap Contract were terminated by the Swap Contract Administrator following distribution on the Certificates or (2) if the Directing Certificateholder owns 100% of the Class C Certificates, accept assignment of the Certificate Swap Contract to the extent that the Directing Certificateholder is an acceptable counterparty for the Certificate Swap Counterparty; or

                           (B) instruct the Swap Contract Administrator to
                  accept from the Certificate Swap Counterparty any Swap Termination Payment that would be owed to the Swap Contract Administrator.

         (i) Any amounts paid to the Swap Contract Administrator pursuant to subsection (h)(ii) above shall be distributed to the Class C Certificates, pro rata, based on entitlement, by the Swap Contract Administrator.

         (j) The Master Servicer may purchase the Mortgage Loans and REO Properties owned by the Trust Fund for its own account pursuant to Section 9.01 or consent to the NIM Insurer's purchase of the Mortgage Loans and REO Properties owned by the Trust Fund pursuant to Section 9.01 only if (1) the Directing Certificateholder chooses not to request an auction as described above or if the immediately preceding auction is unsuccessful or (2) the Master Servicer notifies the Directing Certificateholder no later than 30 days prior to the date on which the Master Servicer or the NIM Insurer, as applicable, intends to effect the purchase of the Mortgage Loans and REO Properties owned by the Trust Fund and the Directing Certificateholder does not direct the Trustee to conduct an auction prior to the end of that 30-day period.

         (k) If the Directing Certificateholder pays any Auction Supplement Amount pursuant to Section 9.04(c) or any Swap Termination Payment pursuant to
Section 9.04(h)(i)(A), on the final Distribution Date any amounts distributed to the Class C Certificates will be distributed as follows, first to the Directing Certificateholder, in an amount up to the sum of such Auction Supplement Amount and such Swap Termination Payment and second to the Class C Certificates, pro rata. For federal income tax purposes, such Auction Supplement Amount and such Swap Termination Payment so distributed shall be deemed paid pro rata to the Class C Certificates, and the portion of such amounts deemed distributed to holders of the Class C Certificates other than the Directing Certificateholder shall be deemed paid from such other holders to the Directing Certificateholder.

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                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         SECTION 10.01. Amendment.

         This Agreement may be amended from time to time by the Depositor, each Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision in this Agreement or to supplement any provision in this Agreement which may be inconsistent with any other provision in this Agreement,
(iii) to conform this Agreement to the Prospectus and Prospectus Supplement provided to investors in connection with the initial offering of the Certificates, (iv) to add to the duties of the Depositor, any Seller or the Master Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) to add any other provisions with respect to matters or questions arising hereunder or (vii) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (vi) or (vii) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of a Majority in Interest of each Class of Certificates affected by such amendment. Each party to this Agreement hereby agrees that it will cooperate with each other party in amending this Agreement pursuant to clause
(v) above. The Trustee, each Seller, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or
(iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

         This Agreement may also be amended from time to time by the Depositor, each Seller, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such

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Certificate, (ii) adversely affect in any material respect the interests of the
Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66-2/3% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         Notwithstanding any contrary provision of this Agreement, no amendment shall adversely affect in any material respect a Swap Counterparty without the prior written consent of such Swap Counterparty, which consent shall not be unreasonably withheld. Countrywide shall provide each Swap Counterparty with prior written notice of any proposed material amendment of this Agreement.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, each Swap Counterparty and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

         SECTION 10.02. Recordation of Agreement; Counterparts.

         This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as in this Agreement provided and for other purposes, this Agreement may be executed simultaneously in any number

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of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 10.03. Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 10.04. Intention of Parties.

         (a) It is the express intent of the parties hereto that the conveyance of the (i) Mortgage Loans by the Sellers to the Depositor and (ii) Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of each Seller or the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement (within the meaning of the Uniform Commercial Code of the State of New
York) with respect to all such assets and security interests and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant pursuant to the terms of this Agreement (a) by each Seller to the Depositor or (b) by the Depositor to the Trustee, for the benefit of the Certificateholders and each Swap Counterparty, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

         Each Seller and the Depositor for the benefit of the Certificateholders and each Swap Counterparty shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders and the Swap Counterparties.

         (b) The Depositor hereby represents that:

                  (i) This Agreement creates a valid and continuing security interest (as defined in the Uniform Commercial Code as enacted in the State of New York (the "NY UCC")) in the Mortgage Notes in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

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                  (ii) The Mortgage Notes constitutes "instruments" within the meaning of the NY UCC.

                  (iii) Immediately prior to the assignment of each Mortgage Loan to the Trustee, the Depositor owns and has good and marketable title to such Mortgage Loan free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to the Trustee.

                  (v) All original executed copies of each Mortgage Note that are required to be delivered to the Trustee pursuant to Section 2.01 have been delivered to the Trustee.

                  (vi) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

         (c) The Master Servicer shall take such action as is reasonably necessary to maintain the perfection and priority of the security interest of the Trustee in the Mortgage Loans; provided, however, that the obligation to deliver the Mortgage File to the Trustee pursuant to Section 2.01 shall be solely the Depositor's obligation and the Master Servicer shall not be responsible for the safekeeping of the Mortgage Files by the Trustee.

         (d) It is understood and agreed that the representations and warranties set forth in subsection (b) above shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in subsection (b) above, which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

         SECTION 10.05. Notices.

         (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and each Swap Counterparty with respect to each of the following of which it has actual knowledge:

         1. Any material change or amendment to this Agreement;

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

         4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03;

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         5. The final payment to Certificateholders; and

         6. Any rating action involving the long-term credit rating of Countrywide, which notice shall be made by first class mail within two Business Days after the Trustee gains actual knowledge of such a rating action.

         In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

         1. Each report to Certificateholders described in Section 4.06;

         2. Each annual statement as to compliance described in Section 3.16;

         3. Each annual independent public accountants' servicing report described in Section 11.07; and

         4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

         (b) All directions, demands and notices under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to (a) in the case of the Depositor, CWALT, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4016, Attention: Josh Adler, (b) in the case of Countrywide, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4016, Attention: Josh Adler, or such other address as may be hereafter furnished to the Depositor and the Trustee by Countrywide in writing, (c) in the case of Park Granada, Park Granada LLC, c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4016, Attention: Josh Adler or such other address as may be hereafter furnished to the Depositor and the Trustee by Park Granada in writing, (d) in the case of Park Monaco Inc., c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4016, Attention: Josh Adler or such other address as may be hereafter furnished to the Depositor and the Trustee by Park Monaco in writing, (e) in the case of Park Sienna LLC, c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number:
(818) 225-4016, Attention: Josh Adler or such other address as may be hereafter furnished to the Depositor and the Trustee by Park Sienna in writing, (f) in the case of the Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California 93065, facsimile number (805) 520-5623,
Attention: Mark Wong, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (g) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 8W, New York, New York 10286, facsimile number: (212) 815-3986, Attention: Mortgage-Backed Securities Group, CWALT, Inc. Series 2006-OC8, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer, (h) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, (i) in the case of the Certificate Swap Counterparty, Lehman Brothers Special Financing Inc. c/o Lehman Brothers Inc. Transaction Management Group, Corporate Advisory Division, 745 Seventh Avenue, New York, NY 10019, facsimile number (212) 526-7672, Attention: Documentation Manager, or such other address as may be hereafter furnished by the Certificate Swap Counterparty and (j) in the case of

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the Class 2-A-2A Swap Counterparty, Barclays Bank PLC, 5 The North Colonnade,
Canary Wharf E14 4BB, Facsimile: 44(20) 777 36461, Phone: 44(20) 777 36810, or
such other address as may be hereafter furnished by the Class 2-A-2A Swap Counterparty. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

         SECTION 10.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders of the Certificates.

         SECTION 10.07. Assignment.

         Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and the Depositor.

         SECTION 10.08. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created by this Agreement, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything set forth in this Agreement or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision of this Agreement.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more

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Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 10.09. Inspection and Audit Rights.

         The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

         SECTION 10.10. Certificates Nonassessable and Fully Paid.

         It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

         SECTION 10.11. [Reserved].

         SECTION 10.12. Protection of Assets.

         (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

                  (i) borrow money or issue debt;

                  (ii) merge with another entity, reorganize, liquidate or sell assets; or

                  (iii) engage in any business or activities.

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         (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

         SECTION 10.13. Rights of NIM Insurer

         (a) The rights of the NIM Insurer under this Agreement shall exist only so long as either:

                  (1) the notes certain, payments on which are guaranteed by the NIM Insurer, remain outstanding or

                  (2) the NIM Insurer is owed amounts paid by it with respect to that guaranty.

         (b) The rights of the NIM Insurer under this Agreement are exercisable by the NIM Insurer only so long as no default by the NIM Insurer under its guaranty of certain payments under notes backed or secured by the Class C or Class P Certificates has occurred and is continuing. If the NIM Insurer is the subject of any insolvency proceeding, the rights of the NIM Insurer under this Agreement will be exercisable by the NIM Insurer only so long as:

                  (1) the obligations of the NIM Insurer under its guaranty of notes backed or secured by the Class C or Class P Certificates have not been disavowed and

                  (2) Countrywide and the Trustee have received reasonable assurances that the NIM Insurer will be able to satisfy its obligations under its guaranty of notes backed or secured by the Class C or Class P Certificates.

         (c) The NIM Insurer is a third party beneficiary of this Agreement to the same extent as if it were a party to this Agreement and may enforce any of those rights under this Agreement.

         (d) A copy of any documents of any nature required by this Agreement to be delivered by the Trustee, or to the Trustee or the Rating Agencies, shall in each case at the same time also be delivered to the NIM Insurer. Any notices required to be given by the Trustee, or to the Trustee or the Rating Agencies, shall in each case at the same time also be given to the NIM Insurer. If the Trustee receives a notice or document that is required hereunder to be delivered to the NIM Insurer, and if such notice or document does not indicate that a copy thereof has been previously sent to the NIM Insurer, the Trustee shall send the NIM Insurer a copy of such notice or document. If such document is an Opinion of Counsel, the NIM Insurer shall be an addressee thereof or such Opinion of Counsel shall contain language permitting the NIM Insurer to rely thereon as if the NIM Insurer were an addressee thereof.

         (e) Anything in this Agreement that is conditioned on not resulting in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies shall also be conditioned on not resulting in the downgrading or withdrawal of the ratings then assigned by the Rating Agencies to the notes backed or secured by the Class C or Class P Certificates (without giving effect to any policy or guaranty provided by the NIM Insurer).

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                                   ARTICLE XI
                             EXCHANGE ACT REPORTING

         SECTION 11.01. Filing Obligations.

         The Master Servicer, the Trustee and each Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee and each Seller shall (and the Master Servicer shall cause each Subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

         SECTION 11.02. Form 10-D Filings.

         (a) In accordance with the Exchange Act, the Trustee shall prepare for filing and file within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Statement and, to the extent delivered to the Trustee, no later than 10 days following the Distribution Date, such other information identified by the Depositor or the Master Servicer, in writing, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor or Master Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor or Master Servicer, as the case may be, shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Depositor or the Master Servicer, as the case may be, at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor or the Master Servicer, subject to the two preceding sentences, the Trustee shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Master Servicer shall sign the Form 10-D filed on behalf of the Trust Fund.

         (b) No later than each Distribution Date, each of the Master Servicer and the Trustee shall notify (and the Master Servicer shall cause any Subservicer to notify) the Depositor and the Master Servicer of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure
Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Master Servicer and the Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Master Servicer and the Trustee shall provide such information which is available to the Master Servicer and the Trustee, as applicable, without unreasonable effort or expense regarding the performance or servicing of the Mortgage Loans (in the case of the Trustee, based on the information provided by the Master Servicer) as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the delivery of the reports specified in Section 4.06(c) in the case of the Master Servicer and the Monthly Statement in the case of the Trustee, commencing with the first such report due not less than five Business Days following such request.

         (c) The Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Trustee shall have no liability to the Certificateholders, the Trust Fund, the Master Servicer, the Depositor or the NIM Insurer with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part.

         SECTION 11.03. Form 8-K Filings.

         The Master Servicer shall prepare and file on behalf of the Trust Fund any Form 8-K required by the Exchange Act. Each Form 8-K must be signed by the Master Servicer. Each of the Master Servicer (and the Master Servicer shall cause any Subservicer to promptly notify), and the Trustee shall promptly notify the Depositor and the Master Servicer (if the notifying party is not the Master Servicer), but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person. Concurrently with any Supplemental Transfer, Countrywide shall notify the Depositor and the Master Servicer, if any material pool characteristic of the actual asset pool at the time of issuance of the Certificates differs by 5% or more (other than as a result of the pool assets converting into cash in accordance with their terms) from the description of the asset pool in the Prospectus Supplement.

         SECTION 11.04. Form 10-K Filings.

         Prior to March 30th of each year, commencing in 2007 (or such earlier date as may be required by the Exchange Act), the Depositor shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange Act. A senior officer in charge of the servicing function of the Master Servicer shall sign each Form 10-K filed on behalf of the Trust Fund. Such Form 10-K shall include as exhibits each (i) annual compliance statement described under Section 3.16, (ii) annual report on assessments of compliance with servicing criteria described under Section 11.07 and (iii) accountant's report described under Section 11.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in
Section 11.05.

         If the Item 1119 Parties listed on Exhibit X have changed since the Closing Date, no later than March 1 of each year, the Master Servicer shall provide each of the Master Servicer (and the Master Servicer shall provide any Subservicer) and the Trustee with an updated Exhibit X setting forth the Item 1119 Parties. No later than March 15 of each year, commencing in 2007, the Master Servicer and the Trustee shall notify (and the Master Servicer shall cause any Subservicer to notify) the Depositor and the Master Servicer of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor. Additionally, each of the Master Servicer and the Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Master Servicer or the Trustee, as applicable, and in the case of the Master Servicer shall cause each Subservicer, to provide, the following information no later than March 15 of each year in which a Form 10-K is required to be filed on behalf of the Trust Fund: (i) if such Person's report on assessment of compliance with servicing criteria described under Section 11.07 or related registered public accounting firm attestation report described under Section
11.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and (ii) if any such Person's report on assessment of compliance with the Servicing Criteria or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

         SECTION 11.05. Sarbanes-Oxley Certification.

         Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). No later than March 15 of each year, beginning in 2007, the Master Servicer and the Trustee shall (unless such person is the Certifying Person), and the Master Servicer shall cause each Subservicer to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit V-1 (in the case of a Subservicer or any reporting Subcontractor of the Master Servicer or a Subservicer) and Exhibit V-2 (in the case of the Trustee or any reporting Subcontractor of the Trustee), on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer in charge of the servicing function of the Master Servicer shall serve as the Certifying Person on behalf of the Trust Fund. Neither the Master Servicer nor the Depositor will request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee or the Depositor has actual knowledge of information material to the Sarbanes-Oxley Certification, the Trustee or the Depositor, as the case may be, shall promptly notify the Master Servicer and the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

         SECTION 11.06. Form 15 Filing.

         Prior to January 30 of the first year in which the Depositor is able to do so under applicable law, the Depositor shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

         SECTION 11.07. Report on Assessment of Compliance and Attestation.

         (a) On or before March 15 of each calendar year, commencing in 2007:

         (1) Each of the Master Servicer and the Trustee shall deliver to the Depositor and the Master Servicer a report (in form and substance reasonably satisfactory to the Depositor) regarding the Master Servicer's or the Trustee's, as applicable, assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit W hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and the Master Servicer, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

         (2) Each of the Master Servicer and the Trustee shall deliver to the Depositor and the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by Master Servicer or the Trustee, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement that that effect.

         (3) The Master Servicer shall cause each Subservicer and each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this
Section 11.07.

         (4) The Trustee shall cause each Reporting Subcontractor to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

         (5) The Master Servicer and the Trustee shall execute (and the Master Servicer shall cause each Subservicer to execute, and the Master Servicer and the Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (i) annual compliance statement provided pursuant to Section 3.16, (ii) annual report on assessments of compliance with servicing criteria provided pursuant to this
Section 11.07 and (iii) accountant's report provided pursuant to this Section
11.07 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 11.07. In the event the Master Servicer, any Subservicer, the Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide a certification to the Certifying Person pursuant to this Section 11.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Fund, the Certificates or the Mortgage Loans.

         (b) In the event the Master Servicer, any Subservicer, the Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide documents and information required by this
Section 11.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Fund, the Certificates or the Mortgage Loans.

         (c) Each assessment of compliance provided by a Subservicer pursuant to
Section 11.07(a)(3) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit W hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 11.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified by the Master Servicer or the Trustee, as applicable, pursuant to Section 11.07(a)(1).

         SECTION 11.08. Use of Subservicers and Subcontractors.

         (a) The Master Servicer shall cause any Subservicer used by the Master Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of Section 3.16 and this Article XI to the same extent as if such Subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 3.16, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11.07 and any certification required to be delivered to the Certifying Person under Section 11.05 as and when required to be delivered. As a condition to the succession to any Subservicer as subservicer under this Agreement by any Person (i) into which such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to any Subservicer, the Master Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

         (b) It shall not be necessary for the Master Servicer, any Subservicer or the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Trustee, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer or any Subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Trustee, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer or any Subservicer) for the benefit of the Depositor to comply with the provisions of Sections 11.07 and 11.09 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Trustee, as applicable. The Master Servicer or the Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 11.05 and Section 11.07, in each case as and when required to be delivered.

         SECTION 11.09. Amendments.

         In the event the parties to this Agreement desire to further clarify or amend any provision of this Article XI, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article XI pursuant to Section 10.01, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder or the NIM Insurer. If, during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Master Servicer is no longer an Affiliate of the Depositor, the Depositor shall assume the obligations and responsibilities of the Master Servicer in this Article XI with respect to the preparation and filing of the Exchange Act Reports and/or acting as the Certifying Person, if the Depositor has received indemnity from such successor Master Servicer satisfactory to the Depositor, and such Master Servicer has agreed to provide a Sarbanes-Oxley Certification to the Depositor substantially in the form of Exhibit Y and the certifications referred to in Section 11.07.

         SECTION 11.10. Reconciliation of Accounts.

         Any reconciliation of Accounts performed by any party hereto, or any Subservicer or Subcontractor shall be prepared no later than 45 calendar days after the bank statement cutoff date.

                                   * * * * * *

         IN WITNESS WHEREOF, the Depositor, the Trustee, the Sellers and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                            CWALT, INC.,

                                               as Depositor


                                            By: /s/ Michael Schloessmann
                                               ---------------------------------
                                               Name:  Michael Schloessmann
                                               Title:  Vice President

                                            THE BANK OF NEW YORK,
                                               as Trustee


                                            By: /s/ Michael Cerchio
                                               ---------------------------------
                                               Name:   Michael Cerchio
                                               Title:  Assistant Treasurer

                                            COUNTRYWIDE HOME LOANS, INC.,
                                               as a Seller


                                            By:  /s/ Michael Schloessmann
                                               ---------------------------------
                                               Name:  Michael Schloessmann
                                               Title:  Senior Vice President

                                            PARK GRANADA LLC,
                                            as a Seller


                                            By: /s/ Michael Schloessmann
                                               ---------------------------------
                                               Name:  Michael Schloessmann
                                               Title:  Assistant Vice President

                                            PARK MONACO INC.,
                                              as a Seller


                                            By: /s/ Michael Schloessmann
                                               ---------------------------------
                                               Name:  Michael Schloessmann
                                               Title:  Vice President

                                            PARK SIENNA LLC,
                                              as a Seller



                                            By: /s/ Michael Schloessmann
                                               ---------------------------------
                                               Name:  Michael Schloessmann
                                               Title:  Assistant Vice President




                                            COUNTRYWIDE HOME LOANS SERVICING LP,
                                              as Master Servicer

                                            By: COUNTRYWIDE GP, INC.



                                            By: /s/ Michael Schloessmann
                                               ---------------------------------
                                               Name:  Michael Schloessmann
                                               Title:  Senior Vice President





                                            Acknowledged solely with respect to
                                            the Trustee's obligations under
                                            Section 4.01(b):


                                            THE BANK OF NEW YORK, in its
                                              individual capacity


                                            By: /s/ Paul Connolly
                                               ---------------------------------
                                               Name: Paul Connolly
                                               Title: Vice President

                                   SCHEDULE I

                             Mortgage Loan Schedule

                        [Delivered at Closing to Trustee]


                                      S-I-1

                                  SCHEDULE II-A

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

                  Representations and Warranties of Countrywide

         Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule II-A to the Depositor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II-A shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee.

                           (1) Countrywide is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                           (2) Countrywide has the full corporate power and authority to sell each Countrywide Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Countrywide the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide, enforceable against Countrywide in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide , the sale of the Countrywide Mortgage Loans by Countrywide under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide and will not (A) result in a material breach of any term or provision of the charter or by-

                                    S-II-A-1
         laws of Countrywide or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide of any court, regulatory body, administrative agency or governmental body having jurisdiction over Countrywide; and Countrywide is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Countrywide's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

                           (4) Countrywide is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                           (5) No litigation is pending or, to the best of Countrywide's knowledge, threatened, against Countrywide that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide to sell the Countrywide Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                           (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide of, or compliance by Countrywide with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide has obtained the same.

                           (7) Countrywide intends to treat the transfer of the Countrywide Mortgage Loans to the Depositor as a sale of the Countrywide Mortgage Loans for all tax, accounting and regulatory purposes.

                           (8) Countrywide is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans in the Trust Fund for as long as such Mortgage Loans are registered with MERS.

                                    S-II-A-2

                                  SCHEDULE II-B

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

                 Representations and Warranties of Park Granada

         Park Granada LLC ("Park Granada") and Countrywide Home Loans, Inc. ("Countrywide"), each hereby makes the representations and warranties set forth in this Schedule II-B to the Depositor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule II-B shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Park Granada, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Park Granada is a limited liability company duly formed and validly existing and in good standing under the laws of the State of Delaware.

         (2) Park Granada has the full corporate power and authority to sell each Park Granada Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Park Granada the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Park Granada, enforceable against Park Granada in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (3) The execution and delivery of the Pooling and Servicing Agreement by Park Granada, the sale of the Park Granada Mortgage Loans by Park Granada under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Park Granada and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of Park Granada or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Park Granada is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Park Granada of any court, regulatory body, administrative agency or governmental body having jurisdiction over Park Granada; and Park Granada is not in breach or violation of any material indenture or other

                                    S-II-B-1
material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Park Granada's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

         (4) No litigation is pending or, to the best of Park Granada's knowledge, threatened, against Park Granada that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Park Granada to sell the Park Granada Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

         (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Park Granada of, or compliance by Park Granada with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Park Granada has obtained the same.

         (6) Park Granada intends to treat the transfer of the Park Granada Mortgage Loans to the Depositor as a sale of the Park Granada Mortgage Loans for all tax, accounting and regulatory purposes.

                                    S-II-B-2

                                  SCHEDULE II-C

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

                  Representations and Warranties of Park Monaco

         Park Monaco Inc. ("Park Monaco") and Countrywide Home Loans, Inc. ("Countrywide"), each hereby makes the representations and warranties set forth in this Schedule II-C to the Depositor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule II-C shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Park Monaco, as a seller, Countrywide, as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Park Monaco is a corporation duly formed and validly existing and in good standing under the laws of the State of Delaware.

         (2) Park Monaco has the full corporate power and authority to sell each Park Monaco Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Park Monaco the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Park Monaco, enforceable against Park Monaco in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (3) The execution and delivery of the Pooling and Servicing Agreement by Park Monaco, the sale of the Park Monaco Mortgage Loans by Park Monaco under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Park Monaco and will not (A) result in a material breach of any term or provision of the charter or by-laws of Park Monaco or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Park Monaco is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Park Monaco of any court, regulatory body, administrative agency or governmental body having jurisdiction over Park Monaco; and Park Monaco is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute,


                                    S-II-C-1
order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Park Monaco's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

         (4) No litigation is pending or, to the best of Park Monaco's knowledge, threatened, against Park Monaco that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Park Monaco to sell the Park Monaco Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

         (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Park Monaco of, or compliance by Park Monaco with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Park Monaco has obtained the same.

         (6) Park Monaco intends to treat the transfer of the Park Monaco Mortgage Loans to the Depositor as a sale of the Park Monaco Mortgage Loans for all tax, accounting and regulatory purposes.

                                    S-II-C-2

                                  SCHEDULE II-D

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

                  Representations and Warranties of Park Sienna

         Park Sienna LLC ("Park Sienna") and Countrywide Home Loans, Inc. ("Countrywide"), each hereby makes the representations and warranties set forth in this Schedule II-D to the Depositor, the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule II-D shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Park Sienna, as a seller, Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Park Sienna is a limited liability company duly formed and validly existing and in good standing under the laws of the State of Delaware.

         (2) Park Sienna has the full corporate power and authority to sell each Park Sienna Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Park Sienna the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Park Sienna, enforceable against Park Sienna in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (3) The execution and delivery of the Pooling and Servicing Agreement by Park Sienna, the sale of the Park Sienna Mortgage Loans by Park Sienna under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Park Sienna and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of Park Sienna or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Park Sienna is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Park Sienna of any court, regulatory body, administrative agency or governmental body having jurisdiction over Park Sienna; and Park Sienna is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court,

                                    S-II-D-1
regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Park Sienna's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

         (4) No litigation is pending or, to the best of Park Sienna's knowledge, threatened, against Park Sienna that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Park Sienna to sell the Park Sienna Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

         (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Park Sienna of, or compliance by Park Sienna with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Park Sienna has obtained the same.

         (6) Park Sienna intends to treat the transfer of the Park Sienna Mortgage Loans to the Depositor as a sale of the Park Sienna Mortgage Loans for all tax, accounting and regulatory purposes.

                                    S-II-D-2

                                 SCHEDULE III-A

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

 Representations and Warranties of Countrywide as to all of the Mortgage Loans

         Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule III-A to the Depositor, the Master Servicer and the Trustee, with respect to all of the Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-A shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

         (2) As of the Cut-off Date, none of the Mortgage Loans is 30 days or more delinquent.

         (3) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 100.00%.

         (4) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

         (5) [Reserved].

         (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

         (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

                                   S-III-A-1

         (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

         (9) As of the Closing Date, to the best of Countrywide's knowledge, each Mortgaged Property is free of material damage and in good repair.

         (10) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, predatory and abusive lending laws, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

         (11) As of the Closing Date, neither Countrywide nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

         (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures Countrywide and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and/or monthly payment; to the best of Countrywide's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including Countrywide, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

         (13) With respect to each Mortgage Loan, all mortgage rate and payment adjustments, if any, made on or prior to the Cut-off Date have been made in accordance with the terms of the related Mortgage Note or subsequent modifications, if any, and applicable law.

         (14) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

                                   S-III-A-2

         (15) To the best of Countrywide's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

         (16) To the best of Countrywide's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of Countrywide's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

         (17) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of Countrywide's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

         (18) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

         (19) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

         (20) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

         (21) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

         (22) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Countrywide have been capitalized under the Mortgage or the related Mortgage Note.

                                   S-III-A-3

         (23) The origination, underwriting and collection practices used by Countrywide with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

         (24) There is no pledged account or other security other than real estate securing the Mortgagor's obligations in respect of any Mortgage Loan.

         (25) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

         (26) Each Mortgage Loan contains a customary "due on sale" clause.

         (27) As of the Closing Date, 53.83% and 47.03% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, provide for a Prepayment Charge.

         (28) Except for 148 and 394 Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, each Mortgage Loan that had a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the principal balance equal to a specified percentage times the sum of the remaining principal balance of the related Mortgage Loan, the accrued interest thereon and the related foreclosure expenses. The specified coverage percentage for mortgage loans with terms to maturity between 25 and 30 years is 12% for Loan-to-Value Ratios between 80.01% and 85.00%, 25% for Loan-to-Value Ratios between 85.01% and 90.00%, 30% for Loan-to-Value Ratios between 90.01% and 95.00% and 35% for Loan-to-Value Ratios between 95.01% and 100%. The specified coverage percentage for mortgage loans with terms to maturity of up to 20 years ranges from 6% to 12% for Loan-to-Value Ratios between 80.01% and 85.00%, from 12% to 20% for Loan-to-Value Ratios between 85.01% and 90.00% and from 20% to 25% for Loan-to-Value Ratios between 90.01% and 95.00%. Each such Primary Insurance Policy is issued by a Qualified Insurer. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates either the Mortgagor or the mortgagee thereunder to maintain such insurance and to pay all premiums and charges in connection therewith, subject, in each case, to the provisions of Section 3.09(b) of the Pooling and Servicing Agreement. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium.

         (29) As of the Closing Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or
(ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (30) below contain a standard mortgagee clause naming Countrywide or the original mortgagee, and its successors in interest, as mortgagee, and Countrywide has received no notice that any premiums due and


                                   S-III-A-4
payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

         (30) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

         (31) To the best of Countrywide's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

         (32) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of Countrywide's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and Countrywide has not waived any default, breach, violation or event of acceleration.

         (33) Each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Countrywide's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

         (34) Each Mortgage Loan is being master serviced by the Master
Servicer.

         (35) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

         (36) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Master

                                   S-III-A-5

Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

         (37) Approximately 45.69% of the Mortgage Loans in Loan Group 1 and 45.17% of the Mortgage Loans in Loan Group 2 were underwritten in all material respects in accordance with Countrywide's underwriting guidelines as set forth in the Prospectus Supplement. Approximately 15.46% of the Mortgage Loans in Loan Group 1 and 26.39% of the Mortgage Loans in Loan Group 2 were underwritten in all material respects in accordance with Decision One Mortgage Company LLC's underwriting guidelines as set forth in the Prospectus Supplement. Each of the remaining Mortgage Loans were underwritten in all material respects in accordance with the procedures set forth in the Prospectus under "Loan Program-Underwriting Standards".

         (38) Other than with respect to any Streamlined Documentation Mortgage Loan as to which the loan-to-value ratio of the related Original Mortgage Loan was less than 90% at the time of the origination of such Original Mortgage Loan, prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

         (39) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan, and none of the Mortgage Loans is subject to a buydown or similar arrangement.

         (40) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

         (41) The Mortgage Loans were selected from among the outstanding adjustable-rate one- to four-family mortgage loans in the portfolios of the Sellers at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Schedule III can be made. Such selection was not made in a manner intended to adversely affect the interests of Certificateholders.

         (42) Each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

         (43) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Lost Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note. A "Lost Mortgage Note" is a Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         (44) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

                                  S-III-A-6

         (45) No Mortgage Loan originated prior to October 1, 2002 will impose prepayment penalties for a term in excess of five years after origination.

         (46) With respect to any Mortgage Loan in Loan Group 1 that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (a) the Mortgage Loan provides some benefit to the borrower in exchange for accepting such prepayment penalty; (b) the Mortgage Loan's originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a Mortgage Loan that did not require payment of such a penalty; (c) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law; (d) the Mortgage Loan does not provide for prepayment penalty for a term in excess of five years; in each case unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) such prepayment penalty will not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty.

         (47) The Master Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files related to the Mortgage Loans in Loan Group 1 to Equifax, Experian and Trans Union Credit Information Company (three of the nationally recognized credit bureaus) on a monthly basis.

         (48) The original principal balances of all of the Mortgage Loan in Loan Group 1 are within the dollar amount limits of Freddie Mac and Fannie Mae for conforming one- to four-family mortgage loans.

         (49) No Mortgage Loan originated between October 1, 2002 and March 7, 2003 is subject to the Georgia Fair Lending Act, as amended. No Mortgage Loan originated between October 1, 2002 and March 7, 2003 is secured by a Mortgaged Property located in the state of Georgia, and there is no Mortgage Loan originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act.

         (50) None of the Mortgage Loans are "high cost" loans as defined by applicable predatory and abusive lending laws.

         (51) None of the Mortgage Loans are covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

         (52) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.).

         (53) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21a-1 et seq.).

                                   S-III-A-7

         (54) No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 (Mass. Gen. Law ch. 183C).

         (55) No Mortgage Loan originated on or after January 1, 2005 is a "High-Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9).

         (56) All of the Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory and abusive lending laws.

         (57) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current Standard & Poor's LEVELS(R) Version 5.7 Glossary Revised, Appendix E which is attached hereto as Exhibit Q (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

         (58) No Mortgage Loan originated between October 1, 2002 and March 7, 2003 is subject to the Georgia Fair Lending Act, as amended. No Mortgage Loan originated between October 1, 2002 and March 7, 2003 is secured by a Mortgaged Property located in the state of Georgia, and there is no Mortgage Loan originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act.

         (59) No Mortgagor related to a Mortgage Loan in Loan Group 1 was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit; no Mortgagor related to a Mortgage Loan in Loan Group 1 obtained a prepaid single-premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage or health insurance) in connection with the origination of such Mortgage Loan; no proceeds from any Mortgage Loan in Loan Group 1 were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination or, or as a condition to closing, such Mortgage Loan.

         (60) With respect to any Mortgage Loan in Loan Group 1 originated on or after August 1, 2004, if the related Mortgage Loan or the related Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), Countrywide will (i) notify the related borrower in writing within 60 days after the Closing Date that none of the related seller, the related servicer or any subsequent party that acquires an interest in the Mortgage Loan or services the Mortgage Loan will enforce the arbitration clause against the borrower, but that the borrower will continue to

                                   S-III-A-8
have the right to submit a dispute to arbitration and (ii) place a copy of that notice in the Mortgage File; and neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

         (61) The originator of each Mortgage Loan in Loan Group 1 offered the related borrower mortgage loan products offered by such Mortgage Loan's originator, or any affiliate of such Mortgage Loan's originator, for which the borrower qualified.

         (62) The methodology used in underwriting the extension of credit for each Mortgage Loan in Loan Group 1 employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had the reasonable ability to make timely payments on the Mortgage Loan.

         (63) No borrower under a Mortgage Loan in Loan Group 1 was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

         (64) As of the Closing Date with respect to the Mortgage Loans in Loan Group 1, the related Supplemental Transfer Date with respect to any Supplemental Mortgage Loans, if any, or the applicable date of substitution with respect to any Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

                                   S-III-A-9

                                 SCHEDULE III-B

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

  Representations and Warranties of Countrywide as to the Countrywide Mortgage
                                     Loans

         Countrywide Home Loans, Inc. ("Countrywide") hereby makes the representations and warranties set forth in this Schedule III-B to the Depositor, the Master Servicer and the Trustee, with respect to the Countrywide Mortgage Loans as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule III-B shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Immediately prior to the assignment of each Countrywide Mortgage Loan to the Depositor, Countrywide had good title to, and was the sole owner of, such Countrywide Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

                                   S-III-B-1

                                 SCHEDULE III-C

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

 Representations and Warranties of Park Granada as to the Park Granada Mortgage
                                      Loans

         Park Granada LLC ("Park Granada") hereby makes the representations and warranties set forth in this Schedule III-C to the Depositor, the Master Servicer and the Trustee, with respect to the Park Granada Mortgage Loans as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule III-C shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Immediately prior to the assignment of each Park Granada Mortgage Loan to the Depositor, Park Granada had good title to, and was the sole owner of, such Park Granada Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

                                   S-III-C-1

                                 SCHEDULE III-D

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

  Representations and Warranties of Park Monaco as to the Park Monaco Mortgage
                                     Loans

         Park Monaco Inc. ("Park Monaco") hereby makes the representations and warranties set forth in this Schedule III-D to the Depositor, the Master Servicer and the Trustee, with respect to the Park Monaco Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-D shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Monaco, as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Immediately prior to the assignment of each Park Monaco Mortgage Loan to the Depositor, Park Monaco had good title to, and was the sole owner of, such Park Monaco Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                    S-III-D-1

                                 SCHEDULE III-E

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

  Representations and Warranties of Park Sienna as to the Park Sienna Mortgage
                                     Loans

         Park Sienna LLC ("Park Sienna") hereby makes the representations and warranties set forth in this Schedule III-E to the Depositor, the Master Servicer and the Trustee, with respect to the Park Sienna Mortgage Loans as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-E shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Sienna LLC, as a seller, Park Monaco Inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

         (1) Immediately prior to the assignment of each Park Sienna Mortgage Loan to the Depositor, Park Sienna had good title to, and was the sole owner of, such Park Sienna Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

                                   S-III-E-1

                                   SCHEDULE IV

                                   CWALT, Inc.

                       Mortgage Pass-Through Certificates

                                 Series 2006-OC8

              Representations and Warranties of the Master Servicer

         Countrywide Home Loans Servicing LP ("Countrywide Servicing") hereby makes the representations and warranties set forth in this Schedule IV to the Depositor, the Sellers and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, CWALT, Inc., as depositor, and The Bank of New York, as trustee.

                  (1) Countrywide Servicing is duly organized as a limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide Servicing in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                  (2) Countrywide Servicing has the full partnership power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary partnership action on the part of Countrywide Servicing the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide Servicing, enforceable against Countrywide Servicing in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide Servicing, the servicing of the Mortgage Loans by Countrywide Servicing under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide Servicing and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of Countrywide Servicing or

                                     S-IV-1

(B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide Servicing is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide Servicing of any court, regulatory body, administrative agency or governmental body having jurisdiction over Countrywide Servicing; and Countrywide Servicing is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the ability of Countrywide Servicing to perform or meet any of its obligations under the Pooling and Servicing Agreement.

                  (4) Countrywide Servicing is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (5) No litigation is pending or, to the best of Countrywide Servicing's knowledge, threatened, against Countrywide Servicing that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide Servicing to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                  (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide Servicing of, or compliance by Countrywide Servicing with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide Servicing has obtained the same.

                  (7) Countrywide Servicing is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

                                     S-IV-2

                                   SCHEDULE V

                           Principal Balances Schedule


              *[Attached to Prospectus Supplement, if applicable.]

                                      S-V-1

                                   SCHEDULE VI
                     Form of Monthly Master Servicer Report

===============================================================================================================
                           LOAN LEVEL REPORTING SYSTEM
---------------------------------------------------------------------------------------------------------------
                               DATABASE STRUCTURE
---------------------------------------------------------------------------------------------------------------
                                  [MONTH, YEAR]
--------------------------- ----------------------- -------------------- -------------------- -----------------
       Field Number            Field Name              Field Type            Field Width            Dec
--------------------------- ----------------------- -------------------- -------------------- -----------------
        1                   INVNUM                  Numeric                         4
--------------------------- ----------------------- -------------------- -------------------- -----------------
        2                   INVBLK                  Numeric                         4
--------------------------- ----------------------- -------------------- -------------------- -----------------
        3                   INACNU                  Character                       8
--------------------------- ----------------------- -------------------- -------------------- -----------------
        4                   BEGSCH                  Numeric                        15                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        5                   SCHPRN                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        6                   TADPRN                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        7                   LIQEPB                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        8                   ACTCOD                  Numeric                        11
--------------------------- ----------------------- -------------------- -------------------- -----------------
        9                   ACTDAT                  Numeric                         4
--------------------------- ----------------------- -------------------- -------------------- -----------------
        10                  INTPMT                  Numeric                         8
--------------------------- ----------------------- -------------------- -------------------- -----------------
        11                  PRNPMT                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        12                  ENDSCH                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        13                  SCHNOT                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        14                  SCHPAS                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        15                  PRINPT                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        16                  PRIBAL                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        17                  LPIDTE                  Numeric                        13                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        18                  DELPRN                  Numeric                         7
--------------------------- ----------------------- -------------------- -------------------- -----------------
        19                  PPDPRN                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        20                  DELPRN                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        21                  NXTCHG                  Numeric                         8
--------------------------- ----------------------- -------------------- -------------------- -----------------
        22                  ARMNOT                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        23                  ARMPAS                  Numeric                         7                3
--------------------------- ----------------------- -------------------- -------------------- -----------------
        24                  ARMPMT                  Numeric                        11                2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        25                  ZZTYPE                  Character                       2
--------------------------- ----------------------- -------------------- -------------------- -----------------
        26                  ISSUID                  Character                       1
--------------------------- ----------------------- -------------------- -------------------- -----------------
        27                  KEYNAME                 Character                       8
--------------------------- ----------------------- -------------------- -------------------- -----------------
TOTAL                                                                             240
--------------------------- ----------------------- -------------------- -------------------- -----------------
    Suggested Format:       DBASE file
                            Modem transmission
=========================== ======================= ==================== ==================== =================

                                     S-VI-1

                                   EXHIBIT A

                         [FORM OF SENIOR CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT, AND IS NOT INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO, OR TO A PERSON INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO
SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                              :

Cut-off Date                                 :

First Distribution Date                      :

Initial Certificate Balance
of this Certificate
("Denomination")                             :           $

Initial Certificate Balance
of all Certificates of
this Class                                   :           $


CUSIP                                        :


Interest Rate                                :


Maturity Date                                :


                                  CWALT, INC.
           Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage

Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Unless the transferee delivers the Opinion of Counsel described above, such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to, or to a person investing assets of, an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                   *   *   *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By ______________________


Countersigned:

By__________________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT B


                      [FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (ii) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE

PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.         :

Cut-off Date                                :

First Distribution Date                     :

Initial Certificate Balance
of this Certificate
("Denomination")                            :           $

Initial Certificate Balance
of all Certificates of
this Class                                  :           $


CUSIP                                       :


Interest Rate                               :


Maturity Date                               :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor


      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Sellers, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

      [No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, (ii) if such certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or
(iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.



                                   *   *   *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By ______________________


Countersigned:

By__________________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                  EXHIBIT C-1

                        [FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (ii) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]



                                    C-1-1

Certificate No.                             :

Cut-off  Date                               :

First Distribution Date                     :

Initial Certificate Balance
of this Certificate
("Denomination")                            :           $

Initial Certificate Balance
of all Certificates of
this Class                                  :           $


CUSIP                                       :


Interest Rate                               :


Maturity Date                               :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class A-R

            evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ____________________ is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by CWALT, Inc. (the



                                    C-1-2

"Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

      No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, (ii) if such certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

      Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without



                                    C-1-3
delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                   *   *   *



                                     C-1-4

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By ______________________


Countersigned:

By__________________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee



                                    C-1-5

                                  EXHIBIT C-2

                         [FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS P CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (ii) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN



                                    C-2-1

OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.



                                    C-2-2

Certificate No.                             :

Initial Certificate Balance
of this Certificate
("Denomination")                            :           $

Initial Certificate Balance
of all Certificates of
this Class                                  :           $


CUSIP                                       :


ISIN                                        :


Interest Rate                               :


Maturity Date                               :


                                  CWALT, INC.
                      Alternative Loan Trust 200____-____
            Mortgage Pass-Through Certificates, Series 200____-____

            evidencing a percentage interest in the distributions allocable to the Class P Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park



                                    C-2-3

Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution Date pursuant to Section 4.02 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold 100% of a Class of Regular Certificates or of Certificates with an aggregate Initial Certificate Balance of $1,000,000 or more, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      No transfer of a Class P Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under the Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Regulations promulgated pursuant to the Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the



                                    C-2-4

Certificate and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of a Class P Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of a Class P Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to
Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund,
(ii) if such Class P Certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Class P Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Class P Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Class P Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class P Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

      This Class P Certificate may not be pledged or used as collateral for any other obligation if it would cause any portion of the Trust Fund to be treated as a taxable mortgage pool under Section 7701(i) of the Code.

      Each Holder of this Class P Certificate will be deemed to have agreed to be bound by the transfer restrictions set forth in the Agreement and all other terms and provisions of the Agreement.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                   *   *   *



                                     C-2-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By ______________________
                                                     Name:
                                                     Title:


Countersigned:

By__________________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee



                                    C-2-6

                                  EXHIBIT C-3

                         [FORM OF CLASS C CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS C CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS C CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS C CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF THAT PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.



                                    C-3-1

Certificate No.                             :

Initial Certificate Balance
of this Certificate
("Denomination")                            :           $

Initial Certificate Balance
of all Certificates of
this Class                                  :           $


CUSIP                                       :


ISIN                                        :


Interest Rate                               :


Maturity Date                               :


                                  CWALT, INC.
                      Alternative Loan Trust 200____-____
            Mortgage Pass-Through Certificates, Series 200____-____

            evidencing a percentage interest in the distributions allocable to the Class C Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and,



                                    C-3-2
together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class C Certificates on such Distribution Date pursuant to Section 4.02 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold 100% of a Class of Regular Certificates or of Certificates with an aggregate Initial Certificate Balance of $1,000,000 or more, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      No transfer of a Class C Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under the Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Regulations promulgated pursuant to the Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of a Class C Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan, or (ii) in the case of any Class C Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any



                                    C-3-3
other person acting on behalf of or investing plan assets of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class C Certificate will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of a Class C Certificate to or on behalf of an employee benefit plan subject to section 406 of ERISA or a plan subject to section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

      This Class C Certificate may not be pledged or used as collateral for any other obligation if it would cause any portion of the Trust Fund to be treated as a taxable mortgage pool under Section 7701(i) of the Code.

      Each Holder of this Class C Certificate will be deemed to have agreed to be bound by the transfer restrictions set forth in the Agreement and all other terms and provisions of the Agreement.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                   *   *   *



                                     C-3-4

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By ______________________
                                                     Name:
                                                     Title:


Countersigned:

By__________________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee



                                    C-3-5

                                   EXHIBIT D

                     [FORM OF NOTIONAL AMOUNT CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT, AND IS NOT INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO, OR A PERSON INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                             :

Cut-off Date                                :

First Distribution Date                     :

Initial Notional Amount
of this Certificate
("Denomination")                            :           $

Initial Notional Amount
of all Certificates
of this Class                               :           $

CUSIP                                       :


Interest Rate                               :           Interest Only


Maturity Date                               :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor


      The Notional Amount of this certificate at any time, may be less than the Notional Amount as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), and Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. When the transferee delivers the Opinion of Counsel described above, such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to, or a person investing assets of, an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                   *   *   *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By ______________________


Countersigned:

By__________________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee

                                   EXHIBIT E

                       [FORM OF] REVERSE OF CERTIFICATES

                                  CWALT, INC.
                      Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as CWALT, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option, subject to the limitations set forth in the Agreement, to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

          ____________________________________________________________________

Dated:


                                         _____________________________________
                                         Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to, ______________________________________________
______________________________________________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ________________________, or, if mailed by check, to __________
______________________________.  Applicable statements should be mailed to
_____________________________________________________________________________,
______________________________________________________________________________
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF                             )
                                     )  ss.:
COUNTY OF                            )


      On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared __________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                        ______________________________________
                                                   Notary Public



                                [Notarial Seal]

                                  EXHIBIT F-1

                  [FORM OF] INITIAL CERTIFICATION OF TRUSTEE


                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]

_____________________________
_____________________________


                Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc. ("Countrywide"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_

Gentlemen:

            In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule) it has received:

            (i) (a) the original Mortgage Note endorsed in the following form:
"Pay to the order of __________, without recourse" or (b) with respect to any Lost Mortgage Note, a lost note affidavit from Countrywide stating that the original Mortgage Note was lost or destroyed; and

            (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.


                                     F-1-1

The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.


                                     F-1-2

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                           THE BANK OF NEW YORK,
                                               as Trustee


                                           By:________________________________
                                           Name:
                                           Title:


                                     F-1-3

                                  EXHIBIT F-2

                                  [Reserved]


                                     F-2-1

                                  EXHIBIT G-1

                    [FORM OF] DELAY DELIVERY CERTIFICATION


                                    [date]

[Depositor]

[Master Servicer]

[Countrywide]

---------------------

---------------------


                 Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc. ("Countrywide"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_

Gentlemen:

            Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Mortgage Loan listed on Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

            (i) the original Mortgage Note, endorsed by Countrywide or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to Countrywide, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from Countrywide, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

            (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the


                                     G-1-1



                  MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

            (iii) in the case of each Mortgage Loan that is not a MERS
                  Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

            (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage Loan)];

            (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

            (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

            In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan Countrywide cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by Countrywide, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

            Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and


                                     G-1-2

Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.



                                     G-1-3

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                  THE BANK OF NEW YORK,
                                  as Trustee


                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:



                                     G-1-4

                                  EXHIBIT G-2


                                  [Reserved]


                                     G-2-1

                                  EXHIBIT H-1


                   [FORM OF] FINAL CERTIFICATION OF TRUSTEE

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]

----------------------------

----------------------------

                 Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc. ("Countrywide"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_

Gentlemen:

            In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) the original Mortgage Note, endorsed by Countrywide or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to Countrywide, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from Countrywide, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

            (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a


                                     H-1-1

                  MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

            (iii) in the case of each Mortgage Loan that is not a MERS
                  Mortgage Loan, a duly executed assignment of the Mortgage to "The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

            (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Mortgage Loan that is a MERS Mortgage Loan)];

            (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

            (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

            In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan Countrywide cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by Countrywide, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

            Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.


                                     H-1-2

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                     H-1-3

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                          THE BANK OF NEW YORK,
                                            as Trustee


                                          By :
                                              --------------------------------
                                          Name:
                                          Title:


                                     H-1-4

                                  EXHIBIT H-2

                                  [Reserved]


                                     H-2-1

                                   EXHIBIT I

                         [FORM OF] TRANSFER AFFIDAVIT

                                  CWALT, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_


STATE OF                          )
                                  ) ss.:
COUNTY OF                         )


      The undersigned, being first duly sworn, deposes and says as follows:

                1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of _________ __, 2___ (the "Agreement"), by and among CWALT, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc. (the "Company"), as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller (and together with the Company, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

                2. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or to section 4975 of the Internal Revenue Code of 1986, nor is it acting on behalf of or with plan assets of any such plan. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee will endeavor to remain a Permitted Transferee for so long as it retains its Ownership Interest in the Certificate. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

                3. The Transferee has been advised of, and understands that
(i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

                4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

                5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

                6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J-1 to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

                7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificates.

                8. The Transferee's taxpayer identification number is
______________.

                9. The Transferee is a U.S. Person as defined in Code section 7701(a)(30) and, unless the Transferor (or any subsequent = transferor) expressly waives such requirement, will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

                10. The Transferee is aware that the Class A-R Certificates may be "noneconomic residual interests" within the meaning of Treasury Regulation Section 1.860E-1(c) and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the Holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

                11. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes. The Transferee historically has paid its debts as they have come due and intends to pay its debts as they come due in the future.

                12. Unless the Transferor (or any subsequent transferor) expressly waives such requirement, the Transferee (and any subsequent transferee) certifies (or will certify), respectively, that the transfer satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                                     * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf by its duly authorized officer, this_____ day of ___________, 2___.

                                        _____________________________________
                                        PRINT NAME OF TRANSFEREE


                                        By:__________________________________
                                        Name:
                                        Title:

[Corporate Seal]

ATTEST:


____________________________________
[Assistant] Secretary

            Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this _____ day of _________, 20__.



                                        ______________________________________
                                        NOTARY PUBLIC


                                        My Commission expires the
                                        ___ day of ____________________, 20__

WAIVER OF REQUIREMENT THAT TRANSFEREE CERTIFIES TRANSFER OF CERTIFICATE SATISFIES CERTAIN REGULATORY "SAFE HARBORS"

      The Transferor hereby waives the requirement that the Transferee certify that the transfer of the Certificate satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                                        CWALT, INC.


                                        By:  _________________________________
                                             Name:
                                             Title:

                                                                  EXHIBIT 1 to
                                                                     EXHIBIT I

                              Certain Definitions

      "Asset Test": A transfer satisfies the Asset Test if: (i) At the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. The gross assets and net assets of a transferee do not include any obligation of any "related person" or any other asset if a principal purpose for holding or acquiring the other asset is to permit the transferee to satisfy such monetary conditions; (ii) The transferee must be an "eligible corporation" and must agree in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies paragraphs 9 through 11 of this Transfer Affidavit and the Asset Test. A transfer fails to meet the Asset Test if the transferor knows, or has reason to know, that the transferee will not honor the restrictions on subsequent transfers of the Certificate; and (iii) A reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer, that the taxes associated with the Certificate will not be paid. The consideration given to the transferee to acquire the Certificate is only one factor to be considered, but the transferor will be deemed to know that the transferee cannot or will not pay if the amount of consideration is so low compared to the liabilities assumed that a reasonable person would conclude that the taxes associated with holding the Certificate will not be paid. For purposes of applying the Asset Test, (i) an "eligible corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than (A) a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, (B) an entity described in section 851(a) or 856(a) of the Code, (C) A REMIC, or (D) an organization to which part I of subchapter T of chapter 1 of subtitle A of the Code applies; (ii) a "related person" is any person that (A) bears a relationship to the transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions, or (B) is under common control (within the meaning of section 52(a) and (b)) with the transferee.

      "Formula Test": A transfer satisfies the formula test if the present value of the anticipated tax liabilities associated with holding the Certificate does not exceed the sum of (i) the present value of any consideration given to the transferee to acquire the Certificate; (ii) the present value of the expected future distributions on the Certificate; and
(iii) the present value of the anticipated tax savings associated with holding the Certificate as the issuing REMIC generates losses. For purposes of applying the Formula Test: (i) The transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b)(1) of the Code. If the transferee has been subject to the alternative minimum tax under section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then the tax rate specified in section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in section 11(b)(1) of the Code; (ii) The transfer must satisfy paragraph 9 of the Transfer Affidavit; and (iii) Present values are computed using a discount rate equal to the Federal short-term rate prescribed by section 1274(d) of the Code for the month of the transfer and the compounding period used by the taxpayer.

      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause any REMIC formed under the Agreement to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2 to
                                                                     EXHIBIT I

                       Section 5.02(c) of the Agreement
                       --------------------------------

      (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

                        (1) Each Person holding or acquiring any Ownership
            Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (2) Except in connection with (i) the registration of
            the Tax Matters Person Certificate in the name of the Trustee or
            (ii) any registration in the name of, or transfer of a Class A-R Certificate to, an affiliate of the Depositor (either directly or through a nominee) in connection with the initial issuance of the Certificates, no Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

                        (3) Each Person holding or acquiring any Ownership
            Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate, or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person, if it has actual knowledge that such Person is not a Permitted Transferee.

                        (4) Any attempted or purported Transfer of any
            Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted

            Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                        (5) The Depositor shall use its best efforts to make
            available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Class A-R Certificate set forth in this section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class A-R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Sellers or the Master Servicer, to the effect that the elimination of such restrictions will not cause any constituent REMIC of any REMIC formed hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Class A-R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class A-R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class A-R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                  EXHIBIT J-1


                       [FORM OF] TRANSFEROR CERTIFICATE
                                  (RESIDUAL)


                                                        ______________________
                                                        Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  Josh Adler

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:          Mortgage-Backed Securities Group
                    Series 200_-_
                    Re: CWALT, Inc. Mortgage Pass-Through Certificates,
                    Series 200_-_, Class


Ladies and Gentlemen:

      In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                        Very truly yours,



                                        ______________________________________
                                        Print Name of Transferor


                                        By:___________________________________
                                                   Authorized Officer



                                     J-1-1

                                  EXHIBIT J-2


                       [FORM OF] TRANSFEROR CERTIFICATE
                                   (PRIVATE)


                                                        ______________________
                                                        Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  Josh Adler

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:          Mortgage-Backed Securities Group
                    Series 200_-_
                    Re: CWALT, Inc. Mortgage Pass-Through Certificates,
                    Series 200_-_, Class


Ladies and Gentlemen:

      In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of
Section 5 of the Act.

                                       Very truly yours,



                                       _______________________________________
                                       Print Name of Transferor


                                       By: ___________________________________
                                                   Authorized Officer



                                     J-2-1

                                   EXHIBIT K

                  [FORM OF] INVESTMENT LETTER (NON-RULE 144A)


                                                        ______________________
                                                        Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  Josh Adler

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:          Mortgage-Backed Securities Group
                    Series 200_-_


            Re: CWALT, Inc. Mortgage Pass-Through Certificates, Series 200_-_, Class

Ladies and Gentlemen:

      In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of or investing the assets of any such benefit plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60,

(e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                       Very truly yours,

                                       _______________________________________
                                       Print Name of Transferee


                                       By: ___________________________________
                                       Authorized Officer

                                  EXHIBIT L-1

                          [FORM OF] RULE 144A LETTER



                                                        ______________________
                                                        Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  Josh Adler

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:          Mortgage-Backed Securities Group
                    Series 200_-_


            Re: CWALT, Inc. Mortgage Pass-Through Certificates, Series 200_-_, Class

Ladies and Gentlemen:

      In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of or investing the assets of any such benefit plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or



                                     L-1-1
otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.



                                        Very truly yours,

                                        ______________________________________
                                        Print Name of Transferee


                                        By: __________________________________
                                            Authorized Officer



                                     L-1-2

                                                        ANNEX 1 TO EXHIBIT L-1
                                                        ----------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


      The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

      1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

      2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                        ___         Corporation, etc. The Buyer is a
                                    corporation (other than a bank, savings
                                    and loan association or similar
                                    institution), Massachusetts or similar
                                    business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                        ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                        ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.



                                     L-1-3

                        ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                        ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                        ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                        ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                        ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                        ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                        ___ Business Development Company. Buyer is a business development company as defined in
                                    Section 202(a)(22) of the Investment
                                    Advisors Act of 1940.

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned,



                                     L-1-4
consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

      6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                        ______________________________________
                                                  Print Name of Buyer


                                        By: __________________________________
                                        Name:
                                        Title:

                                        Date:_________________________________


                                     L-1-5

                                                        ANNEX 2 TO EXHIBIT L-1
                                                        ----------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


      The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
      (ii) in the preceding sentence applies, the securities may be valued at market.

                ___ The Buyer owned $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).



                                     L-1-6

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ______________________________________
                                            Print Name of Buyer or Adviser


                                        By: __________________________________
                                        Name:
                                        Title:


                                        IF AN ADVISER:


                                        ______________________________________
                                                  Print Name of Buyer


                                        Date: ________________________________



                                     L-1-7

                                  EXHIBIT L-2

                 [FORM OF] ERISA LETTER (COVERED CERTIFICATES)


                                                        ______________________
                                                        Date


CWALT, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  Josh Adler

The Bank of New York
101 Barclay Street - 8W
New York, New York  10286

Attention:          Mortgage-Backed Securities Group
                    Series 200_-_


            Re: CWALT, Inc. Mortgage Pass-Through Certificates, Series 200_-_, Class

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates, we certify that we are not, and are not acquiring the Certificates on behalf of or with plan assets of an "employee benefit plan" as defined in section 3(3) of ERISA that is subject to Title I of ERISA, a "plan" as defined in section 4975 of the Code that is subject to section 4975 of the Code, or any person investing on behalf of or with plan assets (as defined in 29 CFR ss.2510.3-101 or otherwise under ERISA) of such an employee benefit plan or plan, or (ii) the purchase and holding of the Certificates satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption. We understand that, in the event that such representation is violated, such transfer or acquisition shall be void and of no effect.

                                        Very truly yours,


                                        ______________________________________
                                        Print Name of Transferee


                                        By:___________________________________
                                        Authorized Officer


                                     L-2-1

                                   EXHIBIT M

                         [FORM OF] REQUEST FOR RELEASE
                                 (for Trustee)

CWALT, Inc.
Mortgage Pass-Through Certificates
Series 200_-_

Loan Information
----------------

            Name of Mortgagor:  _____________________________________________

            Servicer Loan No.:  _____________________________________________

Trustee
-------

            Name:               _____________________________________________

            Address:            _____________________________________________

                                _____________________________________________

                                _____________________________________________

            Trustee
            Mortgage File No.:  _____________________________________________


            The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer and CWALT, Inc., as Depositor.

( ) Mortgage Note dated _______________, 20__, in the original principal sum of $___________, made by ____________________________, payable to, or endorsed to the order of, the Trustee.

( )     Mortgage recorded on __________________ as instrument no.
        ______________________ in the County Recorder's Office of the County of _________________________, State of _______________________
        in book/reel/docket _________________________ of official records at page/image ________________________.

( ) Deed of Trust recorded on ______________________ as instrument no. ___________ in the County Recorder's Office of the County of __________________________, State of _____________________ in
        book/reel/docket _________________________ of official records at page/image _______________________.

( )     Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
        _____________________ as instrument no. __________________ in the
        County Recorder's Office of the County of _____________________, State of ___________________ in book/reel/docket ________________ of official records at page/image ______________________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

        (   )  _______________________________________________________________

        (   )  _______________________________________________________________

        (   )  _______________________________________________________________

        (   ) ________________________________________________________________

            The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any
            proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                        COUNTRYWIDE HOME LOANS
                                        SERVICING LP



                                        By ___________________________________

                                        Its __________________________________


Date:_________________, 20__

                                   EXHIBIT N

                  [FORM OF] REQUEST FOR RELEASE OF DOCUMENTS

To:  The Bank of New York                             Attn:  Mortgage Custody
                                                      Services

      Re: The Pooling & Servicing Agreement dated [month] 1, 200_, among Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, CWALT, Inc. and The Bank of New York, as Trustee

Ladies and Gentlemen:

            In connection with the administration of the Mortgage Loans held by you as Trustee for CWALT, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:                                           Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

            1. Mortgage Loan paid in full (Countrywide Home Loans, Inc. hereby certifies that all amounts have been received).

            2. Mortgage Loan Liquidated (Countrywide Home Loans, Inc. hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received).

            3.    Mortgage Loan in Foreclosure.

            4.    Other (explain):

            If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

COUNTRYWIDE HOME LOANS, INC.
4500 Park Granada
Calabasas, California  91302


By:
   ------------------------------------------------------------------
Name:
     ----------------------------------------------------------------
Title:
      ---------------------------------------------------------------
Date:
     ----------------------------------------------------------------


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT


By:
   ------------------------------------------------------------------
Name:
     ----------------------------------------------------------------
Title:
      ---------------------------------------------------------------
Date:
     ----------------------------------------------------------------

                                   EXHIBIT O


                                  [Reserved]

                                   EXHIBIT P

                                  [Reserved]

                                   EXHIBIT Q

   GLOSSARY of TERMS for STANDARD & POOR'S LEVELS(R) VERSION 5.7 FILE FORMAT

APPENDIX  E - Standard & Poor's Predatory Lending Categories
------------------------------------------------------------

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.


Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
State/Jurisdiction         Name of Anti-Predatory Lending Law/Effective Date            Category under Applicable Anti-Predatory
------------------         -------------------------------------------------            -----------------------------------------
                                                                                                        Lending Law
                                                                                                        -----------
---------------------------------------------------------------------------------------------------------------------------------

Arkansas                   Arkansas Home Loan Protection Act, Ark. Code Ann.            High Cost Home Loan
                           ss.ss. 23-53-101 et seq.

                           Effective July 16, 2003
---------------------------------------------------------------------------------------------------------------------------------

Cleveland Heights, OH      Ordinance No. 72-2003 (PSH), Mun. Code ss.ss. 757.01         Covered Loan
                           et seq.

                           Effective June 2, 2003
---------------------------------------------------------------------------------------------------------------------------------

Colorado                   Consumer Equity Protection, Colo. Stat. Ann.                 Covered Loan
                           ss.ss. 5-3.5-101 et seq.

                           Effective for covered loans offered or entered into
                           on or after January 1, 2003. Other provisions of the
                           Act took effect on June 7, 2002
---------------------------------------------------------------------------------------------------------------------------------

Connecticut                Connecticut Abusive Home Loan Lending Practices Act,         High Cost Home Loan
                           Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                           Effective October 1, 2001
---------------------------------------------------------------------------------------------------------------------------------

District of Columbia       Home Loan Protection Act, D.C. Code ss.ss. 26-1151.01        Covered Loan
                           et seq.

                           Effective for loans closed on or after January 28, 2003
---------------------------------------------------------------------------------------------------------------------------------


                                                                Q-1



Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
State/Jurisdiction         Name of Anti-Predatory Lending Law/Effective Date            Category under Applicable Anti-Predatory
------------------         -------------------------------------------------            -----------------------------------------
                                                                                                        Lending Law
                                                                                                        -----------
---------------------------------------------------------------------------------------------------------------------------------

Florida                    Fair Lending Act, Fla. Stat. Ann. ss.ss. 494.0078            High Cost Home Loan
                           et seq.

                           Effective October 2, 2002
---------------------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1        High Cost Home Loan
Mar. 6, 2003)              et seq.

                           Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------------------

Georgia as amended         Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1        High Cost Home Loan
(Mar. 7, 2003 - current)   et seq.

                           Effective for loans closed on or after March 7, 2003
---------------------------------------------------------------------------------------------------------------------------------

HOEPA Section 32           Home Ownership and Equity Protection Act of 1994,            High Cost Loan
                           15 U.S.C. ss. 1639, 12 C.F.R. ss.ss. 226.32 and 226.34

                           Effective October 1, 1995, amendments October 1, 2002
---------------------------------------------------------------------------------------------------------------------------------

Illinois                   High Risk Home Loan Act, Ill. Comp. Stat. tit. 815,          High Risk Home Loan
                           ss.ss. 137/5 et seq.

                           Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from
                           May 14, 2001)
---------------------------------------------------------------------------------------------------------------------------------

Kansas                     Consumer Credit Code, Kan. Stat. Ann. ss.ss. 16a-1-101       High Loan to Value Consumer Loan (id. ss.
                           et seq.                                                      16a-3-207) and;

                           Sections 16a-1-301 and 16a-3-207                             -----------------------------------------
                           became effective April 14, 1999;                             High APR Consumer Loan (id.
                           Section 16a-3-308a became effective                          ss. 16a-3-308a)
                           July 1, 1999
---------------------------------------------------------------------------------------------------------------------------------

Kentucky                   2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev.         High Cost Home Loan
                           Stat. ss.ss. 360.100 et seq.

                           Effective June 24, 2003
---------------------------------------------------------------------------------------------------------------------------------


                                                                Q-2



Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
State/Jurisdiction         Name of Anti-Predatory Lending Law/Effective Date            Category under Applicable Anti-Predatory
------------------         -------------------------------------------------            -----------------------------------------
                                                                                                        Lending Law
                                                                                                        -----------
---------------------------------------------------------------------------------------------------------------------------------

Maine                      Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss.            High Rate High Fee Mortgage
                           8-101 et seq.

                           Effective September 29, 1995 and as amended from
                           time to time
---------------------------------------------------------------------------------------------------------------------------------

Massachusetts              Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et seq.         High Cost Home Loan
                           and 209 C.M.R. ss.ss. 40.01 et seq.

                           Effective March 22, 2001 and amended from time to time
---------------------------------------------------------------------------------------------------------------------------------

Nevada                     Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.                Home Loan
                           598D.010 et seq.

                           Effective October 1, 2003
---------------------------------------------------------------------------------------------------------------------------------

New Jersey                 New Jersey Home Ownership Security Act of 2002,              High Cost Home Loan
                           N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                           Effective for loans closed on or after November 27,
                           2003
---------------------------------------------------------------------------------------------------------------------------------

New Mexico                 Home Loan Protection Act, N.M. Rev. Stat. ss.ss.             High Cost Home Loan
                           58-21A-1 et seq.

                           Effective as of January 1, 2004; Revised as of
                           February 26, 2004
---------------------------------------------------------------------------------------------------------------------------------

New York                   N.Y. Banking Law Article 6-l                                 High Cost Home Loan

                           Effective for applications made on or after
                           April 1, 2003
---------------------------------------------------------------------------------------------------------------------------------

North Carolina             Restrictions and Limitations on High Cost Home Loans,        High Cost Home Loan
                            N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                           Effective July 1, 2000; amended
                           October 1, 2003 (adding open-end
                           lines of credit)
---------------------------------------------------------------------------------------------------------------------------------

Ohio                       H.B. 386 (codified in various sections of the Ohio           Covered Loan
                           Code), Ohio Rev. Code Ann.
---------------------------------------------------------------------------------------------------------------------------------


                                                                Q-3



Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
State/Jurisdiction         Name of Anti-Predatory Lending Law/Effective Date            Category under Applicable Anti-Predatory
------------------         -------------------------------------------------            -----------------------------------------
                                                                                                        Lending Law
                                                                                                        -----------
---------------------------------------------------------------------------------------------------------------------------------
                           ss.ss. 1349.25 et seq.

                           Effective May 24, 2002
---------------------------------------------------------------------------------------------------------------------------------

Oklahoma                   Consumer Credit Code (codified in various sections           Subsection 10 Mortgage
                           of Title 14A)

                           Effective July 1, 2000; amended effective
                           January 1, 2004
---------------------------------------------------------------------------------------------------------------------------------

South Carolina             South Carolina High Cost and Consumer Home Loans Act, S.C. Code     High Cost Home Loan
                           Ann. ss.ss. 37-23-10 et seq.

                           Effective for loans taken on or after January 1, 2004
---------------------------------------------------------------------------------------------------------------------------------

West Virginia              West Virginia Residential Mortgage Lender, Broker and        West Virginia Mortgage Loan Act Loan
                           Servicer Act, W. Va. Code Ann. ss.ss. 31-17-1 et seq.

                           Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------------------------



Standard & Poor's Covered Loan Categorization
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
State/Jurisdiction         Name of Anti-Predatory Lending Law/Effective Date            Category under Applicable Anti-Predatory
------------------         -------------------------------------------------            -----------------------------------------
                                                                                                        Lending Law
                                                                                                        -----------
---------------------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002      Georgia Fair Lending Act, Ga. Code Ann. ss.ss.               Covered Loan
- Mar. 6, 2003)            7-6A-1 et seq.

                           Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------------------------

New Jersey                 New Jersey Home Ownership Security Act of 2002, N.J.         Covered Home Loan
                           Rev. Stat. ss.ss. 46:10B-22 et seq.

                           Effective November 27, 2003 - July 5, 2004
----------------------------------------------------------------------------------------------------------------------------------


                                                                Q-4



Standard & Poor's Home Loan Categorization
------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
State/Jurisdiction         Name of Anti-Predatory Lending Law/Effective Date            Category under Applicable Anti-Predatory
------------------         -------------------------------------------------            -----------------------------------------
                                                                                                        Lending Law
                                                                                                        -----------
---------------------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002      Georgia Fair Lending Act, Ga. Code Ann. ss.ss.               Home Loan
- Mar. 6, 2003)            7-6A-1 et seq.

                           Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------------------

New Jersey                 New Jersey Home Ownership Security Act of 2002,              Home Loan
                           N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                           Effective for loans closed on or after November 27, 2003
---------------------------------------------------------------------------------------------------------------------------------

New Mexico                 Home Loan Protection Act, N.M. Rev. Stat. ss.ss.             Home Loan
                           58-21A-1 et seq.

                           Effective as of January 1, 2004; Revised as of
                           February 26, 2004
---------------------------------------------------------------------------------------------------------------------------------

North Carolina             Restrictions and Limitations on High Cost Home               Consumer Home Loan
                           Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                           Effective July 1, 2000; amended
                           October 1, 2003 (adding open-end
                           lines of credit)
---------------------------------------------------------------------------------------------------------------------------------

South Carolina             South Carolina High Cost and Consumer Home Loans             Consumer Home Loan
                           Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                           Effective for loans taken on or after January 1, 2004
---------------------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT R-1

                     [FORM OF] CLASS 2-A-2A SWAP CONTRACT

       Delivered to the Trustee at closing and on file with the Trustee.



                                     R-1-1

                                  EXHIBIT R-2

                      [FORM OF] CERTIFICATE SWAP CONTRACT

       Delivered to the Trustee at closing and on file with the Trustee.



                                     R-2-1

                                  EXHIBIT S-1

           [FORM OF] CLASS 2-A-2A SWAP CONTRACT ASSIGNMENT AGREEMENT

       Delivered to the Trustee at closing and on file with the Trustee.




                                     S-1-1

                                  EXHIBIT S-2

           [FORM OF] CERTIFICATE SWAP CONTRACT ASSIGNMENT AGREEMENT

       Delivered to the Trustee at closing and on file with the Trustee.




                                     S-2-1

                                  EXHIBIT S-3

               [FORM OF] SWAP CONTRACT ADMINISTRATION AGREEMENT

       Delivered to the Trustee at closing and on file with the Trustee.



                                     S-3-1

                                   EXHIBIT T


          [FORM OF] OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS


                         MORTGAGE BACKED CERTIFICATES,
                                Series 200_-__

                                                   [Date]

Via Facsimile


______________________________,
            as Trustee
______________________

___________________________________


Dear Sir or Madam:

      Reference is made to the Pooling and Servicing Agreement, dated as of _________, 200_, (the "Pooling and Servicing Agreement") among [CWALT, Inc.], as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer and __________________, as Trustee. Capitalized terms used herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

      __________________ hereby certifies that he/she is a Servicing Officer, holding the office set forth beneath his/her name and hereby further certifies as follows:

      With respect to the Distribution Date in _________ 200_ and each Mortgage Loan set forth in the attached schedule:

      1. A Principal Prepayment in full or in part was received during the related Prepayment Period;

      2. Any Prepayment Charge due under the terms of the Mortgage Note with respect to such Principal Prepayment was or was not, as indicated on the attached schedule using "Yes" or "No", received from the Mortgagor and deposited in the Certificate Account;

      3. As to each Mortgage Loan set forth on the attached schedule for which all or part of the Prepayment Charge required in connection with the Principal Prepayment was waived by the Master Servicer, such waiver was, as indicated on the attached schedule, based upon:

            (i) the Master Servicer's determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or

            (ii)(A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law; and

      4. We certify that all amounts due in connection with the waiver of a Prepayment Charge inconsistent with clause 3 above which are required to be deposited by the Master Servicer pursuant to Section 3.19 of the Pooling and Servicing Agreement, have been or will be so deposited.

                                        [COUNTRYWIDE HOME LOANS, INC.],
                                          as Master Servicer

        SCHEDULE OF MORTGAGE LOANS FOR WHICH A PREPAYMENT WAS RECEIVED
                     DURING THE RELATED PREPAYMENT PERIOD


------------------------------------------------------------------------------
Loan Number         Clause 2:  Yes/No              Clause 3:  (i) or (ii)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                   EXHIBIT U

                               MONTHLY STATEMENT

                            [On file with Trustee]

                                  EXHIBIT V-1

                      [FORM OF] PERFORMANCE CERTIFICATION
                                  (Servicer)

                            [On file with Trustee]



                                     V-1-1

                                  EXHIBIT V-2

                      [FORM OF] PERFORMANCE CERTIFICATION
                                   (Trustee)

                            [On file with Trustee]



                                     V-2-1

                                   EXHIBIT W

                                   [FORM OF]
                     SERVICING CRITERIA TO BE ADDRESSED IN
                      ASSESSMENT OF COMPLIANCE STATEMENT

                        The assessment of compliance to be delivered by [the Master Servicer] [Trustee] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


-----------------------------------------------------------------------------------------------------------------------
                                     Servicing Criteria                                 Applicable Servicing Criteria
-----------------------------------------------------------------------------------------------------------------------
         Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------
                                   General Servicing Considerations
------------------------                                                                -------------------------------
                             Policies and procedures are instituted to monitor
                             any performance or other triggers and events of
                             default in accordance with the transaction
1122(d)(1)(i)                agreements.
------------------------                                                                -------------------------------
                             If any material servicing activities are
                             outsourced to third parties, policies and
                             procedures are instituted to monitor the third
                             party's performance and compliance with such
1122(d)(1)(ii)               servicing activities.
------------------------                                                                -------------------------------
                             Any requirements in the transaction agreements to
                             maintain a back-up servicer for the
1122(d)(1)(iii)              mortgage loans are maintained.
------------------------                                                                -------------------------------
                             A fidelity bond and errors and omissions policy
                             is in effect on the party participating in the
                             servicing function throughout the reporting
                             period in the amount of coverage required
                             by and otherwise in accordance with the terms
1122(d)(1)(iv)               of the transaction agreements.
------------------------                                                                -------------------------------
                                Cash Collection and Administration
------------------------                                                                -------------------------------
                             Payments on mortgage loans are deposited into the
                             appropriate custodial bank accounts and related
                             bank clearing accounts no more than two business
                             days following receipt, or such other number of
1122(d)(2)(i)                days specified in the transaction agreements.
------------------------                                                                -------------------------------
                             Disbursements made via wire transfer on behalf of
1122(d)(2)(ii)               an obligor or to an investor are made only by
------------------------                                                                -------------------------------


                                                                W-1



-----------------------------------------------------------------------------------------------------------------------
                                     Servicing Criteria                                 Applicable Servicing Criteria
-----------------------------------------------------------------------------------------------------------------------
         Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------
                             authorized personnel.
------------------------                                                                -------------------------------
                             Advances of funds or guarantees regarding
                             collections, cash flows or distributions, and any
                             interest or other fees charged for such advances,
                             are made, reviewed and approved as specified in
1122(d)(2)(iii)              the transaction agreements.
------------------------                                                                -------------------------------
                             The related accounts for the transaction, such as
                             cash reserve accounts or accounts established as a
                             form of overcollateralization, are separately
                             maintained (e.g., with respect to commingling of
1122(d)(2)(iv)               cash) as set forth in the transaction agreements.
------------------------                                                                -------------------------------
                             Each custodial account is maintained at a
                             federally insured depository institution as set
                             forth in the transaction agreements. For purposes
                             of this criterion, "federally insured depository
                             institution" with respect to a foreign financial
                             institution means a foreign financial institution
                             that meets the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)                of the Securities Exchange Act.
------------------------                                                                -------------------------------
                             Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)               unauthorized access.
------------------------                                                                -------------------------------
                             Reconciliations are prepared on a monthly basis
                             for all asset-backed securities related bank
                             accounts, including custodial accounts and
                             related bank clearing accounts. These
                             reconciliations are (A) mathematically accurate;
                             (B) prepared within 30 calendar days after the
                             bank statement cutoff date, or such other number
                             of days specified in the transaction agreements;
                             (C) reviewed and approved by someone other than
                             the person who prepared the reconciliation; and
                             (D) contain explanations for reconciling items.
                             These reconciling items are resolved within 90
                             calendar days of their original identification,
                             or such other number of days specified in the
1122(d)(2)(vii)              transaction agreements.
------------------------                                                                -------------------------------
                                   Investor Remittances and Reporting
------------------------                                                                -------------------------------
1122(d)(3)(i)                Reports to investors, including those to be filed
------------------------                                                                -------------------------------



                                                                W-2



-----------------------------------------------------------------------------------------------------------------------
                                     Servicing Criteria                                 Applicable Servicing Criteria
-----------------------------------------------------------------------------------------------------------------------
         Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------

                             with the Commission, are maintained in accordance
                             with the transaction agreements and applicable
                             Commission requirements. Specifically, such
                             reports (A) are prepared in accordance with
                             timeframes and other terms set forth in the
                             transaction agreements; (B) provide information
                             calculated in accordance with the terms specified
                             in the transaction agreements; (C) are filed with
                             the Commission as required by its rules and
                             regulations; and (D) agree with investors' or the
                             trustee's records as to the total unpaid
                             principal balance and number of mortgage loans
                             serviced by the Servicer.
------------------------                                                                -------------------------------
                             Amounts due to investors are allocated and remitted
                             in accordance with timeframes, distribution priority
                             and other terms set forth in the transaction
1122(d)(3)(ii)               agreements.
------------------------                                                                -------------------------------
                             Disbursements made to an investor are posted
                             within two business days to the Servicer's
                             investor records, or such other number of days
1122(d)(3)(iii)              specified in the transaction agreements.
------------------------                                                                -------------------------------
                             Amounts remitted to investors per the investor
                             reports agree with cancelled checks, or other
1122(d)(3)(iv)               form of payment, or custodial bank statements.
------------------------                                                                -------------------------------
                                             Pool Asset Administration
------------------------                                                                -------------------------------
                             Collateral or security on mortgage loans is
                             maintained as required by the transaction
1122(d)(4)(i)                agreements or related mortgage loan documents.
------------------------                                                                -------------------------------
                             Mortgage loan and related documents are safeguarded
1122(d)(4)(ii)               as required by the transaction agreements.
------------------------                                                                -------------------------------
                             Any additions, removals or substitutions to the
                             asset pool are made, reviewed and approved in
                             accordance with any conditions or requirements
1122(d)(4)(iii)              in the transaction agreements.
------------------------                                                                -------------------------------
                             Payments on mortgage loans, including any
                             payoffs, made in accordance with the related
1122(d)(4)(iv)               mortgage loan documents are posted to the
------------------------                                                                -------------------------------



                                                                W-3



-----------------------------------------------------------------------------------------------------------------------
                                     Servicing Criteria                                 Applicable Servicing Criteria
-----------------------------------------------------------------------------------------------------------------------
         Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------
                             Servicer's obligor records maintained no more
                             than two business days after receipt, or such
                             other number of days specified in the transaction
                             agreements, and allocated to principal, interest
                             or other items (e.g., escrow) in accordance with
                             the related mortgage loan documents.
------------------------                                                                -------------------------------
                             The Servicer's records regarding the mortgage
                             loans agree with the Servicer's records with
1122(d)(4)(v)                respect to an obligor's unpaid principal balance.
------------------------                                                                -------------------------------
                             Changes with respect to the terms or status of an
                             obligor's mortgage loans (e.g., loan modifications
                             or re-agings) are made, reviewed and approved by
                             authorized personnel in accordance with the
                             transaction agreements and related pool asset
1122(d)(4)(vi)               documents.
------------------------                                                                -------------------------------
                             Loss mitigation or recovery actions (e.g.,
                             forbearance plans, modifications and deeds in
                             lieu of foreclosure, foreclosures and
                             repossessions, as applicable) are initiated,
                             conducted and concluded in accordance with the
                             timeframes or other requirements established
1122(d)(4)(vii)              by the transaction agreements.
------------------------                                                                -------------------------------
                             Records documenting collection efforts are
                             maintained during the period a mortgage loan is
                             delinquent in accordance with the transaction
                             agreements. Such records are maintained on at
                             least a monthly basis, or such other period
                             specified in the transaction agreements, and
                             describe the entity's activities in monitoring
                             delinquent mortgage loans including, for example,
                             phone calls, letters and payment rescheduling
                             plans in cases where delinquency is
1122(d)(4)(viii)             deemed temporary (e.g., illness or unemployment).
------------------------                                                                -------------------------------
                             Adjustments to interest rates or rates of return
                             for mortgage loans with variable rates are
                             computed based on the related mortgage loan
1122(d)(4)(ix)               documents.
------------------------                                                                -------------------------------
                             Regarding any funds held in trust for an obligor
                             (such as escrow accounts): (A) such funds are
1122(d)(4)(x)                analyzed, in accordance with the obligor's
------------------------                                                                -------------------------------



                                                                W-4


-----------------------------------------------------------------------------------------------------------------------
                                     Servicing Criteria                                 Applicable Servicing Criteria
-----------------------------------------------------------------------------------------------------------------------
         Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------

                             mortgage loan documents, on at least an annual
                             basis, or such other period specified in the
                             transaction agreements; (B) interest on such
                             funds is paid, or credited, to obligors in
                             accordance with applicable mortgage loan
                             documents and state laws; and (C) such funds are
                             returned to the obligor within 30 calendar days
                             of full repayment of the related mortgage loans,
                             or such other number of days specified in the
                             transaction agreements.
------------------------                                                                -------------------------------
                             Payments made on behalf of an obligor (such as
                             tax or insurance payments) are made on or before
                             the related penalty or expiration dates, as
                             indicated on the appropriate bills or notices for
                             such payments, provided that such support has
                             been received by the servicer at least 30
                             calendar days prior to these dates, or such other
                             number of days specified in the transaction
1122(d)(4)(xi)               agreements.
------------------------                                                                -------------------------------
                             Any late payment penalties in connection with any
                             payment to be made on behalf of an obligor are
                             paid from the servicer's funds and not charged to
                             the obligor, unless the late payment was due to
1122(d)(4)(xii)              the obligor's error or omission.
------------------------                                                                -------------------------------
                             Disbursements made on behalf of an obligor are
                             posted within two business days to the obligor's
                             records maintained by the servicer, or such other
                             number of days specified in the transaction
1122(d)(4)(xiii)             agreements.
------------------------                                                                -------------------------------
                             Delinquencies, charge-offs and uncollectible
                             accounts are recognized and recorded in
1122(d)(4)(xiv)              accordance with the transaction agreements.
------------------------                                                                -------------------------------
                             Any external enhancement or other support,
                             identified in Item 1114(a)(1) through (3) or
                             Item 1115 of Regulation AB, is maintained as set
1122(d)(4)(xv)               forth in the transaction agreements.
------------------------                                                                -------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                        [NAME OF MASTER SERVICER] [NAME OF
                                        TRUSTEE] [NAME OF CO-TRUSTEE] [NAME
                                        OF SUBSERVICER]


                                        Date:       _________________________



                                        By:  ________________________________
                                        Name:
                                        Title:

                                   EXHIBIT X


                      [FORM OF] LIST OF ITEM 1119 PARTIES


                        ALTERNATIVE LOAN TRUST 200_-__

                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                Series 200_-__

                                        [Date]

------------------------------------------------------------------------------
Party                         Contact Information
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                   EXHIBIT Y

                     FORM OF SARBANES-OXLEY CERTIFICATION
                       (REPLACEMENT OF MASTER SERVICER)




                                      Y-1